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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-21209
                                       ----------------

              Strong Income Trust, on behalf of the Strong Florida
                           Municipal Money Market Fund
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: October 31
                        ----------------

Date of reporting period: April 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders

                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                 Cash Management

                                                                           Funds

                              [PHOTO APPEARS HERE]

                   Strong Heritage Money Fund

          Strong Ultra Short-Term Income Fund

Strong Ultra Short-Term Municipal Income Fund

   Strong Florida Municipal Money Market Fund

                     Strong Money Market Fund

           Strong Municipal Money Market Fund

                   Strong Tax-Free Money Fund

                                                                   [STRONG LOGO]

                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                 Cash Management

                                                                           Funds

TABLE OF CONTENTS

INVESTMENT REVIEWS
      Strong Heritage Money Fund ............................................. 2
      Strong Ultra Short-Term Income Fund .................................... 4
      Strong Ultra Short-Term Municipal Income Fund .......................... 6
      Strong Florida Municipal Money Market Fund ............................. 8
      Strong Money Market Fund ...............................................10
      Strong Municipal Money Market Fund .....................................12
      Strong Tax-Free Money Fund .............................................14
BOND GLOSSARY ................................................................16
FINANCIAL INFORMATION
      Schedules of Investments in Securities
           Strong Heritage Money Fund ........................................17
           Strong Ultra Short-Term Income Fund ...............................19
           Strong Ultra Short-Term Municipal Income Fund .....................27
           Strong Florida Municipal Money Market Fund ........................37
           Strong Money Market Fund ..........................................38
           Strong Municipal Money Market Fund ................................41
           Strong Tax-Free Money Fund ........................................48
      Statements of Assets and Liabilities ...................................54
      Statements of Operations ...............................................57
      Statements of Changes in Net Assets ....................................60
      Notes to Financial Statements ..........................................62
FINANCIAL HIGHLIGHTS .........................................................72
DIRECTORS AND OFFICERS .......................................................79

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

A Time of High Drama

The six-month period from November 1, 2002, through April 30, 2003, was extraordinarily eventful. Congressional elections on November 5 resulted in the shift of control of the U.S. Senate to the Republican Party. At the same time, the GOP gained ground in the House of Representatives, presenting President Bush with a renewed opportunity to work with sympathetic legislative majorities.

The day after the election, the Federal Reserve Open Market Committee (FOMC) initiated a surprise 0.50% cut in short-term interest rates. In the accompanying statement, the Committee members explained:

"Heightened uncertainty and concerns about a deterioration in business conditions both here and abroad are damping economic activity. For the foreseeable future, then, the Committee continues to believe that, against the background of its long-run goals of price stability and sustainable economic growth and of the information currently available, the risks are weighted mainly toward conditions that may generate economic weakness."

However, the committee members professed optimism on the long-term outlook despite the challenges posed by the war on terrorism and other geopolitical stresses:

"Although the necessary reallocation of resources to enhance security may restrain advances in productivity for a time, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate."

With its 12 consecutive rate cuts of this cycle, the Fed pushed the overnight Federal Funds target to 1.25%, its lowest level in decades. The yields on longer-term securities fell as well. The benchmark 10-year Treasury yield was nearly 4.1% on Election Day. By the end of 2002, it had fallen to about 3.8%. In early January, interest rates moved higher on the belief that an acceleration in economic activity was imminent. This hope was dashed on January 10 with the release of a disappointing employment report, which showed a deterioration in labor market conditions. Bond market yields resumed their long slide, pushed along by a succession of shaky economic reports, as well as saber-rattling in both Iraq and North Korea.

Oil and gas prices surged higher in the first quarter, reflecting apprehension over the Middle East, a debilitating labor strike in Venezuela, and civil unrest in Nigeria. The stock market, which had enjoyed a bounce from its October 9 low, resumed its sickening slide.

The Dogs of War Are Loosed

All these trends reversed in the middle of March. After months of nervousness over a potential conflict with Iraq, financial markets greeted the imminent launch of the U.S.-led Operation Iraqi Freedom with a burst of enthusiasm. It seemed that the wait for war was more troublesome than the war itself: oil prices, which had spiked in expectation of war, suddenly plummeted as hostilities commenced. Stock markets in the U.S. and around the world rallied. Treasury bonds sold off in an unwind of the "flight to safety" trade.

                                                        (Continued on next page)

The rise in bond yields was capped on March 21, however, with the 10-year Treasury trading at a yield of approximately 4.1%. By the end of April, the yield had sunk to the neighborhood of 3.8%.

The mortgage-backed and corporate sectors of the bond market also performed well over the six-month period. The yield premium of corporates over Treasuries narrowed dramatically from the near-panic levels of last autumn. The lower range of the investment-grade category--bonds rated BBB by Standard and Poor's and Baa by Moody's--saw the biggest gains. Industries like telecommunications, media, utilities, and autos, which had been pummeled in the long rout of the preceding 12 months, bounced back smartly. Prices for high-yield bonds (non-investment grade or "junk") shot skyward. Investors were generally rewarded handsomely for taking more risk, whether in the form of duration (interest-rate sensitivity) or credit.

The Road Ahead

Falling interest rates are a mixed blessing for bond investors. On the one hand, the process of getting to lower rates generates outsized returns as coupon income is supplemented with capital gains. On the other hand, having arrived at a low rate level, prospective returns may appear meager. Investors who remember double-digit Treasury yields are unlikely to regard 3.8% per year for ten years as particularly enticing. While some additional yield can be obtained by diversification into corporate and mortgage-backed securities, the most conservative investors--those unwilling to accept either duration or credit risk--would seem to be in a tight spot. But yields may not be as lean as they seem, because one of the most important drivers of the long rally in bonds has been a dramatic fall in inflation. Low inflation means that real (inflation-adjusted) returns can be attractive even when nominal yields (the figures generally cited in the media and on investor reports) are slim. The key question is: Will inflation stay low? Can it go much lower? Or is a shift to rising inflation more likely? What about the possibility of deflation--a sustained fall in the broad range of prices for goods and services?

Largely unknown in the United States since the Great Depression, deflation has been the least of our worries in recent decades. An accelerating rise in the price level was perceived as the primary financial threat. And with good reason. Between 1964 and 1980, inflation in the United States rose from 1% to nearly 15%. The inflationary surge disrupted capital markets, distorted tax structures, degraded the quality of financial reporting, and made long-term planning nearly impossible. When a crisis point was reached, the political and monetary authorities were jolted into taking decisive action. Federal Reserve Board Chairman Paul Volcker led a determined assault on inflation, reinstating the monetary discipline that had been lost when President Richard Nixon ended dollar-gold convertibility in 1971.

For two decades Volcker and his successor, Alan Greenspan, pursued policies designed to produce disinflation--a gradual reduction in the rate of inflation. The operational theory underlying their approach was that inflation is a monetary phenomenon, a view often summarized as "too much money chasing too few goods." Control over the supply of money was perceived as the key to squeezing out inflation. Policy discussions often revolved around the desire to maximize economic growth (and so employment) without igniting inflationary pressure.

The experience of the latter 1990s showed that it was possible to have both a falling unemployment rate and a falling inflation rate. Even so, the decisions of the Federal Reserve were generally couched in terms of an implicit trade-off between the two. For example, on January 29 of this year, the FOMC's post-meeting announcement included the statement, "... the Committee believes that, against the background of its long-run policy goals of price stability and sustainable economic growth and of the information currently available, the risks are balanced with respect to the prospects for both goals for the foreseeable future." Similar language had been invoked in prior meetings.

An Evolution in Monetary Policy

When the FOMC met on March 18, the committee members blamed the fog of war for their inability to determine the greater risk between higher inflation and weaker growth:

"In light of the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision-making, the Committee does not believe it can usefully characterize the current balance of risks with respect to the prospects for its long-run goals of price stability and sustainable economic growth."

But new ground was broken at the May 6 FOMC meeting. While electing to leave its interest rate targets unchanged, the committee reconfigured its risk-assessment formula. Instead of a growth-versus-inflation dynamic, the members wrote:

"... the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level."

I believe a rough translation of this message in ordinary English would be: "We think that economic growth is going to be okay, but we're a little worried that deflation is now a bigger threat than inflation." There have been pockets of deflation in recent years--computers, long distance telephone service, and consumer electronics are examples--but the overall price level has continued to rise, albeit slowly. With the new language of the May 6 meeting, the committee members have expressed the fear--however small--that deflation will spread to the economy as a whole.

Relative to the experience of the last two decades, a yield of 3% or 4% seems paltry. On the other hand, if inflation falls to zero, a 4% nominal yield is also a 4% real yield. Compare that to where we were in 1980, when long Treasuries yielded about 12.5%, inflation was also 12.5%, and the real yield was zero! It remains to be seen whether the era of inflation is truly over, and if it is, whether price stability or outright deflation is in store for us.

Thank you for your trust and support.

Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong Heritage Money Fund
================================================================================

Your Fund's Approach

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00/1/. The Fund invests in a portfolio of high-quality, short-term debt securities issued by governments, corporations, and banks and other financial institutions. The Fund seeks to increase its yield by keeping its operating expenses very low; therefore, it generally requires investors to maintain balances of $25,000 or more depending on the share class.

                          3-Month Treasury Bill Yields*
                                  As of 4-30-03

                              [CHART APPEARS HERE]

10-01      2.012%

12-01      1.725

 2-02      1.757

 4-02      1.767

 6-02      1.685

 8-02      1.675

10-02      1.450

12-02      1.195

 2-03      1.195

 4-03      1.113

                                                               Source: Bloomberg

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Following the decision by the Federal Reserve Board's Open Market Committee to reduce the overnight Federal Funds target by 0.50%, the Fund's yield declined sharply in November. As higher-yielding issues purchased earlier in the year reached maturity, the proceeds had to be invested at the lower prevailing market rates. The majority of this "roll-off" occurred between November and January. Thereafter, the Fund's yield declined very modestly through the end of the period.

Many factors influenced short-term bonds
Market-determined, short-term interest rates followed the Federal Reserve's lead in November, ratifying the 0.50% cut initiated November 6. The Fed remained on hold after this action, leaving yields in the money market relatively stable. Mixed economic data and uncertainty over the conflict with Iraq kept interest rates within a relatively narrow range over the first four months of 2003.

Other events that had impact on the short-term debt markets included:
.. The election of a Republican majority in both the U.S. Senate and House of Representatives. Unified party control in Congress and the executive branch was viewed as a positive development for the economy, based on the assumption that it would make it easier for tax cuts and other fiscal stimulus measures to be made law.

.. Improved corporate earnings. Better business results helped to allay investors' concerns about potential deterioration of credit quality.

.. Debt reduction. Some companies with high levels of borrowing paid down outstanding debt or issued new equity, improving the strength of their balance sheets.

Along with the general movement to shore up balance sheets, many corporations elected to reduce their reliance on short-term debt. In some cases, companies paid off commercial paper and other short-term debt out of corporate cash flows, while other companies elected to issue longer-term debt and use the proceeds to retire commercial paper. This retreat from the cash marketplace reduced the pool of corporate-backed credits available to money market investors.

Adjustments to average maturity
Following the Federal Reserve's November rate cut, we gradually reduced the Fund's average effective maturity in the belief that further rate cuts were highly unlikely in the near term. Seasonal factors also played a role in this strategy. There are distortions in the market that tend to raise yields around the end of the calendar year; these primarily affect shorter-maturity securities, so maintaining a shorter average effective maturity allowed the Fund to capture some benefit from this temporary shift.

Early in 2003, we took an opportunistic approach to managing the Fund's overall maturity. We waited for selected opportunities to extend duration (that is, increase the Fund's interest rate sensitivity) when short-term fluctuations presented attractive opportunities. These were typically associated with improving economic news, a rally in the stock market, and improvements in credit spreads.

The Fund continued its strategy of buying debentures of government-sponsored enterprises (GSEs) such as Fannie Mae, which offered attractive risk-adjusted yields. In particular, callable debentures allowed the Fund to capture incremental yield without increasing credit risk. The asset-backed commercial paper sector was also a source of incremental return. The Fund concentrated its focus on well-diversified, asset-backed programs with strong sponsors, such as major U.S. and European banks.

As we manage the Fund in the coming months, we will continue to carefully monitor the progress of the economic recovery and interest rate trends. Thank you for your investment in the Strong Heritage Money Fund. We appreciate the opportunity to help you pursue your important financial goals.

Jay N. Mueller
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/2/
----------------------------------------------

           1-year                        1.32%

           3-year                        3.38%

           5-year                        4.12%

           Since Fund Inception          4.71%
           (6-29-95)

Advisor Class/2/, /3/
----------------------------------------------

           1-year                        1.29%

           3-year                        3.35%

           5-year                        4.09%

           Since Fund Inception          4.67%
           (6-29-95)

Institutional Class/2/, /4/
----------------------------------------------

           1-year                        1.55%

           3-year                        3.61%

           5-year                        4.26%

           Since Fund Inception          4.80%
           (6-29-95)

Portfolio Statistics
As of 4-30-03

Investor Class/5/
----------------------------------------------

           7-day current yield           0.97%

           7-day effective yield         0.97%

Advisor Class/5/
----------------------------------------------

           7-day current yield           0.95%

           7-day effective yield         0.96%

Institutional Class/5/
----------------------------------------------

           7-day current yield           1.18%

           7-day effective yield         1.19%

Average effective maturity             54 days

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/4/ The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/5/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income. For Investor Class shares, the administrator has temporarily absorbed 0.22% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.75%, and its effective yield would have been 0.75%. For Advisor Class shares, the administrator has temporarily absorbed 0.11% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.84%, and its effective yield would have been 0.84%. For Institutional Class shares, the administrator has temporarily absorbed 0.03% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.15%, and its effective yield would have been 1.16%.

*     Mean of 3-Month Treasury Bill Yields.

Strong Ultra Short-Term Income Fund

Your Fund's Approach

The Strong Ultra Short-Term Income Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality bonds. The Fund's average effective maturity is usually one year or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 11-25-88 to 4-30-03

                              [CHART APPEARS HERE]

                   Strong             Citigroup                Lipper
                    Ultra          1-Year Treasury           Ultra Short
                 Short-Term     Benchmark-on-the-Run         Obligations
                 Income Fund           Index*              Funds Average*

Nov 1988         $  10,000          $   10,000               $   10,000
Nov 1989         $  10,976          $   10,989               $   10,936
Nov 1990         $  11,690          $   11,918               $   11,803
Nov 1991         $  12,870          $   12,975               $   12,726
Nov 1992         $  14,036          $   13,645               $   13,332
Nov 1993         $  15,140          $   14,197               $   13,889
Nov 1994         $  15,767          $   14,569               $   14,299
Nov 1995         $  16,866          $   15,711               $   15,290
Nov 1996         $  17,980          $   16,644               $   16,258
Nov 1997         $  19,189          $   17,638               $   17,198
Nov 1998         $  20,139          $   18,707               $   18,091
Nov 1999         $  21,141          $   19,520               $   18,961
Nov 2000         $  22,574          $   20,750               $   20,147
Nov 2001         $  23,734          $   22,391               $   21,414
Nov 2002         $  23,769          $   23,081               $   21,875
Apr 2003         $  24,176          $   23,304               $   22,114

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Citigroup 1-Year Treasury Benchmark-on-the-Run Index ("Citigroup 1-Year Treasury Index") and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

      The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund performed well during the period, with its share price fluctuating within a narrow, four-cent range over the six months. Returns were positive in each month of the period.

Uncertainty created positive conditions for bonds
Several factors contributed to a positive environment for the Fund over the six months from November 2002 through April 2003. In early November, the Federal Reserve lowered its benchmark Federal Funds target rate by half a percentage point, to 1.25% from 1.75%. The rate remained at that level for the remainder of the period.

Although the economy did show signs of continued growth, the pace of recovery was disappointing to many. Capital spending remained sluggish, with the impending war in Iraq getting much of the blame for companies' unwillingness to commit to larger expenditures.

The buildup to the war was also thought to be a major contributor to the uncertain economy; now that the conflict is ending, it should be easier to see whether it was in fact the cause of the economic weakness or whether we are still feeling the after effects of the late 1990s bubble. In any event, the uncertainty caused short-term interest rates to remain low throughout the period.

A relatively consistent portfolio profile
Over the six months, we made little change to the Fund's portfolio. We kept the Fund's average credit quality at AA, just one step below the highest level attainable. Given the overall level of uncertainty in the economy, we believed that maintaining our emphasis on higher credit quality was appropriate. In keeping with this theme, we had only minimal exposure to the non-investment-grade sector of the market. Currently, less than 3% of assets fall into this category.

The portfolio continued to include a diversified mix of mortgage- and asset-backed securities and corporate bonds; our allocations among these sectors did not change substantially. As they have in previous periods, mortgage-backed bonds enjoyed a substantial yield advantage over Treasuries of comparable maturity, while also offering a high level of credit quality. This combination of higher yields without a great deal of volatility during the period continued to make mortgage-backed bonds an attractive investment for the Fund.

Corporate bonds, which accounted for 25% to 30% of assets during the period, provided an attractive level of income as well. There was significant improvement in the corporate market over the six months as companies worked to strengthen their balance sheets and improve their overall credit profile. As in previous periods, we have sought to manage risk in this sector by emphasizing diversification and limiting the size of individual positions. We continue to look for companies that are positioned to succeed over the long term but also focus on several characteristics that are key to short-term investments. Included in this list are liquidity based on cash levels and availability of bank lines and near-term debt amortizations.

We are pleased that our efforts at repositioning the portfolio in 2002 were effective during this period. In the coming months, we will continue to keep a careful eye on our holdings, while also monitoring the broader economic environment. Our aim will be to continue to identify those short-term securities that have potential to deliver an appropriate level of investment income, while also attempting to keep share-price fluctuation at a modest level.

We genuinely appreciate the confidence you've placed in the Strong Ultra Short-Term Income Fund, and we look forward to helping your pursue your important financial goals in the months and years to come.

Thomas A. Sontag
Portfolio Co-Manager

Thomas M. Price
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
---------------------------------------------

           1-year                       2.46%

           5-year                       4.23%

           10-year                      5.20%

           Since Fund Inception         6.31%
           (11-25-88)

Advisor Class/1/,/2/
---------------------------------------------

           1-year                       2.20%

           5-year                       3.87%

           10-year                      4.84%

           Since Fund Inception         5.94%
           (11-25-88)

Institutional Class/1/,/3/
---------------------------------------------

           1-year                       2.98%

           5-year                       4.57%

           10-year                      5.37%

           Since Fund Inception         6.43%
           (11-25-88)

Portfolio Statistics
As of 4-30-03

Investor Class
---------------------------------------------

           30-day
           annualized yield/4/          3.19%

Advisor Class
---------------------------------------------

           30-day
           annualized yield/4/          2.93%

Institutional Class
---------------------------------------------

           30-day
           annualized yield/4/          3.68%

Average effective maturity/5/       0.7 years

Average quality rating/6/                  AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/5/ The Fund's average effective maturity includes the effect of futures and swaps.

/6/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Citigroup 1-Year Treasury Benchmark-on-the-Run Index ("Citigroup 1-Year Treasury Index") is an unmanaged index generally representative of the average yield on one-year Treasury bills. The Lipper Ultra Short Obligation Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Citigroup index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Ultra Short-Term Municipal Income Fund

Your Fund's Approach

The Strong Ultra Short-Term Municipal Income Fund seeks federal tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal securities. The Fund invests primarily in very short-term municipal securities and invests at least 90% of its net assets in higher- and medium-quality securities. The Fund's average effective maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the Alternative Minimum Tax
(AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-95 to 4-30-03

                              [CHART APPEARS HERE]

               The Strong          Lehman Brothers        Lipper Short
            Ultra Short-Term          Municipal            Municipal
               Municipal                1 Year             Debt Funds
              Income Fund            Bond Index*             Index*

Nov 95        $   10,000            $   10,000             $   10,000
May 96        $   10,234            $   10,176             $   10,117
Nov 96        $   10,532            $   10,451             $   10,400
May 97        $   10,769            $   10,658             $   10,580
Nov 97        $   11,052            $   10,910             $   10,855
May 98        $   11,320            $   11,158             $   11,101
Nov 98        $   11,581            $   11,447             $   11,376
May 99        $   11,792            $   11,643             $   11,553
Nov 99        $   11,950            $   11,805             $   11,650
May 00        $   12,079            $   11,995             $   11,794
Nov 00        $   12,392            $   12,354             $   12,141
May 01        $   12,671            $   12,814             $   12,531
Nov 01        $   12,826            $   13,132             $   12,806
May 02        $   12,955            $   13,386             $   13,016
Nov 02        $   13,157            $   13,586             $   13,216
Apr 03        $   13,312            $   13,754             $   13,430

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

      The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the six months, the Fund achieved its goal of producing federal tax-exempt current income while maintaining a very low degree of share-price fluctuation. In a period that saw two-year Treasury yields fluctuate by almost 80 basis points, the Fund's share price started and ended the period at $4.88 and, during the six months, fluctuated by only $0.02.

Yields fluctuated over the period
While yield levels in the fixed-income markets ended the period close to where they began, they fluctuated in a fairly wide band. Interest rates tended to trend higher when the stock market did better and lower when the equity markets sold off. However, at the end of the period, stocks were doing better, but bond yields did not move higher.

Early in the period, the Federal Reserve lowered the Fed Funds target rate by 50 basis points, bringing it down to 1.25%. However, market rates initially moved higher as the stock market improved and investors started to anticipate an economic recovery. This trend reversed fairly quickly, however, as investors turned their focus to the Iraq situation. For the next few months, market activity was driven by the changing dynamics in Iraq. A slowdown in U.S. economic activity was generally attributed to the war as well. The Federal Reserve publicly stated that it wanted to get "better" economic data after the war before taking any future action.

The greatest trend in the broad fixed income market over the six months was the improving market for lower-quality investments in the taxable corporate bond sector. This trend was not reflected in the municipal sector, however, though certain sectors did very well. Among the best-performing areas of the municipal market were bonds backed by investor-owned utilities. Healthcare-related bonds also performed well during the period. In contrast, tobacco-related bonds--securities backed by payments related to state settlements with the tobacco industry--performed poorly. Recent litigation has cast some uncertainty on the cash flows supporting these bonds.

Sectors that contributed to performance
The Fund's income helped it perform well during the period. Our holdings, with an average credit quality of A, helped the Fund generate that income, while our average duration (interest-rate sensitivity) of about 0.7 years helped to keep the Fund's share price in a narrow range.

Holdings in the investor-owned utility sector--where the Fund had an overweighting relative to its broad-based benchmark--performed very well. As the companies within this sector have returned to their core competencies of generating and distributing energy (areas that tend to be heavily regulated), their credit profiles have started to improve. We also had an overweighting in the healthcare sector, which performed well during the period.

The Fund did have a small position in the weak-performing tobacco sector. We also had a small position in secured bonds from the airline sector, which was pressured by bankruptcy filings, the Iraq war, and the SARS outbreak.

Our overall positioning did not change greatly during the period. We increased our overall credit quality slightly, primarily by selling some BBB-rated bonds and replacing them with A- and AA-rated bonds. We continue to maintain an average credit quality of A but have sought to diversify the portfolio across more holdings and sectors. We slightly reduced our weightings in investor-owned utilities and healthcare bonds.

The Fund's positioning
Yield levels on lower-quality municipal bonds remain at historically wide levels relative to higher-quality bonds, in contrast to the narrowing that has taken place in the taxable bond market. We therefore believe that there is the potential for these bonds to appreciate.

We are keeping the Fund's duration near the lower end of our range, reflecting our belief that short-term rates will remain stable or may start to increase over the next year.

Thank you for your investment in the Strong Ultra Short-Term Municipal Income Fund.

Lyle J. Fitterer
Portfolio Co-Manager

Mary-Kay H. Bourbulas
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
---------------------------------------------

           1-year                       3.05%

           3-year                       3.30%

           5-year                       3.42%

           Since Fund Inception         3.93%
           (11-30-95)

Advisor Class/1/,/2/
---------------------------------------------

           1-year                       2.64%

           3-year                       2.84%

           5-year                       2.93%

           Since Fund Inception         3.44%
           (11-30-95)

Institutional Class/1/,/3/
---------------------------------------------

           1-year                       3.41%

           3-year                       3.61%

           5-year                       3.60%

           Since Fund Inception         4.06%
           (11-30-95)

Portfolio Statistics
As of 4-30-03

Investor Class
---------------------------------------------

           30-day
           annualized yield/4/          2.48%

Advisor Class
---------------------------------------------

           30-day
           annualized yield/4/          2.07%

Institutional Class
---------------------------------------------

           30-day
           annualized yield/4/          2.81%

Average effective maturity/5/       0.7 years

Average quality rating/6/                   A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

The Fund's income may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/5/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/6/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Florida Municipal Money Market Fund
================================================================================

Your Fund's Approach

The Strong Florida Municipal Money Market Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity, with shares exempt from the Florida intangible personal property tax. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ Under normal conditions, the Fund invests at least 80% of its net assets in high-quality, short-term debt securities issued by Florida and its political subdivisions, such as municipalities. Under normal conditions, it is expected that the Fund's shares will be exempt from the Florida intangible personal property tax. The Fund invests in securities whose income may be subject to the federal Alternative Minimum Tax (AMT).

                            EQUIVALENT TAXABLE YIELDS
                                  As of 4-30-03

                                                            Your tax-exempt
                                                           effective yield of
                                           Marginal       1.10% is equivalent
Joint return            Single return      tax rate     to a taxable yield of:
------------------------------------------------------------------------------
$  56,801-114,650     $   28,401-68,800      25.0%             1.47%

$ 114,651-174,700     $  68,801-143,500      28.0%             1.53%

$ 174,701-311,950     $ 143,501-311,950      33.0%             1.64%

Over $311,950           Over $311,950        35.0%             1.69%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult their tax advisor to determine their actual 2003 marginal tax rate.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a period that once again was characterized by very low interest rates, the Fund continued to perform well. While we experienced the normal ebbs and flows of short-term, tax-exempt yields during the six months ended April 30, 2003, absolute yields remain quite low. The Fund's performance, relative to the Lipper Other States Tax-Exempt Money Market Funds Index, remained very strong.

Fluctuations among short-term municipal yields
Just a few days into the period (in early November), the Federal Reserve cut its Federal Funds target rate by 50 basis points (0.50%) to 1.25%. Having just experienced a rise in yields across the entire yield curve (from short- to long-maturity bonds) in October, the short-term, fixed-income market quickly responded to the Fed's action. Short-term, tax-exempt yields, as represented by the Bond Market Association's seven-day, tax-exempt index, swiftly fell from near 1.85% to approximately 1.00% by the middle of December.

In late December, we experienced the temporary spike in yields that is typical of the end of the calendar year. This brought short-term, tax-exempt yields back up to approximately 1.50%, but this rate dropped back down to about 1.00% by the second week of January--which is a seasonal low period for tax-exempt yields.

From mid-January through March, short-term municipal yields ranged between 1.00% and 1.20%. As we came into the tax-payment season of mid- to late April, yields spiked up again, to about 1.35%. We anticipate that, as in years past, this will prove to be a temporary increase.

Our investment approach
We focus our efforts on investing in securities that we believe represent the best relative value available in the market at any given time. Inherent in deciding which bonds represent the best relative value is evaluating how the security is likely to perform over time compared with available alternatives. At this point, our assessments have led us to continue to emphasize variable-rate municipal securities. These bonds provide the Fund with flexibility to take advantage of better values when opportunities arise.

Other elements of our investment approach include (among other things) continuously monitoring the short-term municipal market, looking for bonds available to be purchased at any given time, bonds coming up for sale in the future, and bonds that are maturing or otherwise being taken out of the short-term municipal market. By doing this, we strive to constantly add incremental value at the margin by identifying opportunities to replace bonds in the portfolio with bonds that, in our judgment, represent a better value.

While interest rates remain at historically low absolute levels, short-term municipal yields are still very attractive relative to taxable alternatives. We have maintained a short average effective maturity, relative to the Lipper Other States Tax-Exempt Money Market Funds Index, in order to quickly take advantage of rising rates when and if they emerge.

Our positioning at period's end
Even with interest rates at historic lows, there does not appear to be any impetus for the Federal Reserve to reverse course and raise short-term interest rates anytime soon. When the economy shows signs of improvement, it seems likely that the Fed will wait for further verification of a recovery before beginning to push rates higher.

At this point, inflation does not appear to be problematic overall, though it does exist in some areas such as healthcare and education. Some observers are even warning about the "D" word--deflation. With rates at such low absolute levels, we will likely maintain our short average effective maturity in case rates should begin to rise.

Thank you for your investment in the Strong Florida Municipal Money Market Fund. We appreciate the opportunity to be part of your financial plan.

John C. Bonnell
Portfolio Manager

Total Return
As of 4-30-03

Investor Class/2/
----------------------------------------------

           Since Fund Inception          0.35%
           (11-29-02)

Yield Summary/3/
As of 4-30-03
----------------------------------------------

           7-day current yield           1.09%

           7-day effective yield         1.10%

Average effective maturity             13 days

      The Fund's income may be subject to state and local taxes, and depending on your tax status, to the Alternative Minimum Tax.

      The Fund may be affected by unfavorable political, economic, or business-related developments in Florida, because the Fund invests significantly in municipal obligations of Florida issuers.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income. The Fund's advisor temporarily waived 0.07% in expenses, and the Fund's administrator temporarily absorbed 0.44% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.58%, and its effective yield would have been 0.58%.

Strong Money Market Fund

Your Fund's Approach

The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00/1/. The Fund invests in a portfolio of high-quality, short-term debt securities issued by governments, corporations, and banks and other financial institutions.

                          3-Month Treasury Bill Yields*
                                  As of 4-30-03

                              [CHART APPEARS HERE]

10-01   2.012%

12-01   1.725

 2-02   1.757

 4-02   1.767

 6-02   1.685

 8-02   1.675

10-02   1.450

12-02   1.195

 2-03   1.195

 4-03   1.113

                                                               Source: Bloomberg

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

At the beginning of the reporting period in November, the Fund's yield declined sharply in response to the Federal Reserve Board's reduction of the Federal Funds target by 0.50%. As higher-yielding issues purchased earlier in the year reached maturity, the proceeds had to be invested at the lower prevailing market rates. Most of this "roll-off" took place between early November and January. After that point, the Fund's yield declined only modestly through the end of April.

Many factors influenced money market securities
Market-determined, short-term interest rates followed the Federal Reserve's lead in November. The Fed remained on hold after this action, however, leaving yields in the money market relatively stable for the rest of the period. Mixed economic data and uncertainty over the conflict with Iraq helped to keep interest rates within a relatively tight range over the first four months of 2003.

Other events that had an impact on the short-term debt markets included:
.. The election of a Republican majority in both the U.S. Senate and House of Representatives. With a single party controlling both houses of Congress as well as the executive branch, many assumed that it would be easier for tax cuts and other fiscal stimulus measures to be made law--with potential positive impact on the economy.

.. Improving corporate profitability. Better earnings helped to ease investors' concerns about the possibility of deteriorating credit quality among corporate debt issuers.

.. Debt reduction. Many companies paid down high levels of leverage, shoring up their balance sheets.

Along with the general movement to strengthen balance sheets, many companies chose to reduce their dependence on short-term debt. In some cases, companies paid off commercial paper and other short-term debt out of corporate cash flows, while other companies elected to issue longer-term debt and use the proceeds to retire commercial paper. This trend reduced the supply of corporate-backed credits available to money market investors.

Adjustments to average maturity
Following the Federal Reserve's November rate cut, we gradually reduced the Fund's average effective maturity. This reflected our belief that further rate cuts were highly unlikely in the near future. We also believed this strategy would help us to benefit from seasonal factors that affect the money market. Around the end of each calendar year, there are distortions in the market that tend to raise yields. Because this trend primarily affects shorter-maturity securities, shortening the Fund's average effective maturity allowed it to benefit.

Early in 2003, we waited for selected opportunities to extend duration (that is, increase the Fund's interest rate sensitivity) when short-term fluctuations presented attractive opportunities. These were typically associated with improving economic news, a rally in the stock market, and improvements in credit spreads.

The Fund continued its strategy of buying debentures of government-sponsored enterprises (GSEs) such as Fannie Mae, which offered attractive risk-adjusted yields. In particular, callable debentures allowed the Fund to capture incremental yield without increasing credit risk. The asset-backed commercial paper sector was also a source of incremental return. The Fund concentrated its focus on well-diversified, asset-backed programs with strong sponsors, such as major U.S. and European banks.

As we manage the Fund in coming months, we will continue to carefully monitor the progress of the economic recovery and interest rate trends. Thank you for your investment in the Strong Money Market Fund. We appreciate the opportunity to help you pursue your important financial goals.

Jay N. Mueller
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/2/
----------------------------------------------

           1-year                        1.09%

           5-year                        3.87%

           10-year                       4.39%

           Since Fund Inception          5.35%
           (10-22-85)

Yield Summary/3/
As of 4-30-03
----------------------------------------------

           7-day current yield           0.67%

           7-day effective yield         0.68%

Average effective maturity             59 days

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income. The Fund's administrator temporarily absorbed 0.30% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.37%, and its effective yield would have been 0.37%.

*     Mean of 3-Month Treasury Bill Yields.

Strong Municipal Money Market Fund

Your Fund's Approach

The Strong Municipal Money Market Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00/1/. Under normal conditions, the Fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal Alternative Minimum Tax (AMT).

                            EQUIVALENT TAXABLE YIELDS
                                  As of 4-30-03

                                                            Your tax-exempt
                                                           effective yield of
                                           Marginal      1.14% is equivalent
Joint return            Single return      tax rate     to a taxable yield of:
------------------------------------------------------------------------------
$  56,801-114,650     $   28,401-68,800      25.0%              1.52%

$ 114,651-174,700     $  68,801-143,500      28.0%              1.58%

$ 174,701-311,950     $ 143,501-311,950      33.0%              1.70%

Over $311,950           Over $311,950        35.0%              1.75%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult their tax advisor to determine their actual 2003 marginal tax rate.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a period that once again was characterized by very low interest rates, the Fund continued to perform well. While we experienced the normal ebbs and flows of short-term, tax-exempt yields during the six months ended April 30, 2003, absolute yields remain quite low. The Fund's performance relative to its peer benchmark, the Lipper Tax-Exempt Money Market Funds Index, remained very strong.

Fluctuations among short-term municipal yields
Just a few days into the period (in early November), the Federal Reserve cut its Federal Funds target rate by 50 basis points (0.50%) to 1.25%. Having just experienced a rise in yields across the entire yield curve (from short- to long-maturity bonds) in October, the short-term, fixed-income market quickly responded to the Fed's action. Short-term, tax-exempt yields, as represented by the Bond Market Association's seven-day, tax-exempt index, swiftly fell from near 1.85% to approximately 1.00% by the middle of December.

In late December, we experienced the temporary spike in yields that is typical of the end of the calendar year. This brought short-term, tax-exempt yields back up to approximately 1.50%, but this rate dropped back down to about 1.00% by the second week of January--which is a seasonal low period for tax-exempt yields.

From mid-January through March, short-term municipal yields ranged between 1.00% and 1.20%. As we came into the tax-payment season of mid- to late April, yields spiked up again, to about 1.35%.

We anticipate that, as in years past, this will prove to be a temporary increase.

Our investment approach
We focus our efforts on investing in securities that we believe represent the best relative value available in the market at any given time. Inherent in deciding which bonds represent the best relative value is evaluating how the security is likely to perform over time compared with available alternatives. At this point, our assessments have led us to continue to emphasize variable-rate municipal securities. These bonds provide the Fund with flexibility to take advantage of better values when opportunities arise.

Other elements of our investment approach include (among other things) continuously monitoring the short-term municipal market, looking out for bonds available to be purchased at any given time, bonds coming up for sale in the future, and bonds that are maturing or otherwise being taken out of the short-term municipal market. By doing this, we strive to constantly add incremental value at the margin by identifying opportunities to replace bonds in the portfolio with bonds that, in our judgment, represent a better value.

While interest rates remain at historically low absolute levels, short-term municipal yields are still very attractive relative to taxable alternatives. We have maintained a short average effective maturity, relative to our peer benchmark, in order to quickly take advantage of rising rates when and if they emerge.

Our positioning at period's end
Even with interest rates at historic lows, there does not appear to be any impetus for the Federal Reserve to reverse course and raise short-term interest rates anytime soon. When the economy shows signs of improvement, it seems likely that the Fed will wait for further verification of a recovery before beginning to push rates higher.

At this point, inflation does not appear to be problematic overall, though it does exist in some areas such as healthcare and education. Some observers are still warning about the "D" word--deflation. With rates at such low absolute levels, we will likely maintain our short average effective maturity in case rates should begin to rise.

Thank you for your investment in the Strong Municipal Money Market Fund. We appreciate the opportunity to be part of your financial plan.

John C. Bonnell
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/2/
----------------------------------------------

           1-year                        1.21%

           5-year                        2.89%

           10-year                       3.14%

           Since Fund Inception          3.85%
           (10-23-86)

Yield Summary/3/
As of 4-30-03
----------------------------------------------

           7-day current yield           1.13%

           7-day effective yield         1.14%

Average effective maturity             29 days

      The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income.

Strong Tax-Free Money Fund

Your Fund's Approach

The Strong Tax-Free Money Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide a stable share price of $1.00/1/. The Fund invests, under normal market conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal Alternative Minimum Tax (AMT). Although under normal conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. To the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

                            EQUIVALENT TAXABLE YIELDS
                                  As of 4-30-03

                                                            Your tax-exempt
                                                          effective yield of
                                            Marginal      1.26% is equivalent
Joint return            Single return       tax rate    to a taxable yield of:
------------------------------------------------------------------------------
$  56,801-114,650     $   28,401-68,800       25.0%            1.68%

$ 114,651-174,700     $  68,801-143,500       28.0%            1.75%

$ 174,701-311,950     $ 143,501-311,950       33.0%            1.88%

Over $311,950           Over $311,950         35.0%            1.94%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult their tax advisor to determine their actual 2003 marginal tax rate.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a period that once again was characterized by very low interest rates, the Fund continued to perform well. While we experienced the normal ebbs and flows of short-term, tax-exempt yields during the six months ended April 30, 2003, absolute yields remain quite low. The Fund's performance relative to its peer benchmark, the Lipper Tax-Exempt Money Market Funds Index, remained very strong.

Fluctuations among short-term municipal yields
Just a few days into the period (in early November), the Federal Reserve cut its Federal Funds target rate by 50 basis points (0.50%) to 1.25%. Having just experienced a rise in yields across the entire yield curve (from short- to long-maturity bonds) in October, the short-term, fixed-income market quickly responded to the Fed's action. Short-term, tax-exempt yields, as represented by the Bond Market Association's seven-day, tax-exempt index, swiftly fell from near 1.85% to approximately 1.00% by the middle of December.

In late December, we experienced the temporary spike in yields that is typical of the end of the calendar year. This brought short-term, tax-exempt yields back up to approximately 1.50%, but this rate dropped back down to about 1.00% by the second week of January--which is a seasonal low period for tax-exempt yields.

From mid-January through March, short-term municipal yields ranged between 1.00% and 1.20%. As we came into the tax-payment season of mid- to late April, yields spiked up again, to about 1.35%. We anticipate that, as in years past, this will prove to be a temporary increase.

Our investment approach
We focus our efforts on investing in securities that we believe represent the best relative value available in the market at any given time. Inherent in deciding which bonds represent the best relative value is evaluating how the security is likely to perform over time compared with available alternatives. At this point, our assessments have led us to continue to emphasize variable-rate municipal securities. These bonds provide the Fund with flexibility to take advantage of better values when opportunities arise.

Other elements of our investment approach include (among other things) continuously monitoring the short-term municipal market, looking out for bonds available to be purchased at any given time, bonds coming up for sale in the future, and bonds that are maturing or otherwise being taken out of the short-term municipal market. By doing this, we strive to constantly add incremental value at the margin by identifying opportunities to replace bonds in the portfolio with bonds that, in our judgment, represent a better value.

While interest rates remain at historically low absolute levels, short-term municipal yields are still very attractive relative to taxable alternatives. We have maintained a short average effective maturity, relative to our peer benchmark, in order to quickly take advantage of rising rates when and if they emerge.

Our positioning at period's end
Even with interest rates at historic lows, there does not appear to be any impetus for the Federal Reserve to reverse course and raise short-term interest rates anytime soon. When the economy shows signs of improvement, it seems likely that the Fed will wait for further verification of a recovery before beginning to push rates higher.

At this point, inflation does not appear to be problematic overall, though it does exist in some areas such as healthcare and education. Some observers are still warning about the "D" word--deflation. With rates at such low absolute levels, we will likely maintain our short average effective maturity in case rates should begin to rise.

Average Annual Total Returns
As of 4-30-03

Investor Class/2/
----------------------------------------------

           1-year                        1.27%

           Since Fund Inception          2.00%
           (12-15-00)

Yield Summary/3/
As of 4-30-03
----------------------------------------------

           7-day current yield           1.25%

           7-day effective yield         1.26%

Average effective maturity             22 days

Thank you for your investment in the Strong Tax-Free Money Fund. We appreciate the opportunity to be part of your financial plan.

John C. Bonnell
Portfolio Manager

      The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's income may be subject to state and local taxes.

/2/ Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/3/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 4-30-03. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.26% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.99%, and its effective yield would have been 1.00%.

Bond Glossary

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity--This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see "Yield Curve" definition on this page).

Duration--Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                           STRONG HERITAGE MONEY FUND

                                                                            Principal      Yield to    Maturity       Amortized
                                                                              Amount       Maturity    Date (d)     Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.3%
Royal Bank of Canada                                                       $  5,000,000        1.35%    5/01/03    $     5,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                            5,000,000
----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 66.6%
Alaska HFC                                                                   29,000,000        1.27     5/13/03         28,987,723
American Honda Finance Corporation (i)                                       15,000,000        1.25     5/28/03         14,985,937
Amstel Funding Corporation (b) (i)                                           29,300,000        1.25     5/05/03         29,295,930
Atlantis One Funding Corporation (b) (i)                                      3,794,000        1.26     5/01/03          3,794,000
Barton Capital Corporation (b) (i)                                           12,000,000        1.25     5/02/03         11,999,583
                                                                              7,000,000        1.25     5/15/03          6,996,597
                                                                              7,446,000        1.25     5/09/03          7,443,929
                                                                              2,366,000        1.26     5/05/03          2,365,669
Beta Finance Inc. (b) (i)                                                     2,000,000        1.26     5/15/03          1,999,020
Blue Ridge Asset Funding Corporation (b) (i)                                  5,000,000        1.25     5/05/03          4,999,305
                                                                             24,000,000        1.26     5/22/03         23,982,360
CBA Delaware Finance, Inc. (i)                                                5,200,000        1.25     5/16/03          5,197,292
                                                                             23,000,000        1.34     5/01/03         23,000,000
CC USA, Inc. (b)                                                              3,584,000        1.37     5/01/03          3,584,000
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue (i)               16,510,000        1.28     6/06/03         16,510,000
California PCFA Environmental Improvement Revenue (i)                        28,600,000        1.30     5/06/03         28,600,000
Chevron UK Investment PLC (b) (i)                                            10,000,000        1.23     5/14/03          9,995,558
Compass Securitization LLC (b) (i)                                            4,000,000        1.26     5/23/03          3,996,920
                                                                             16,900,000        1.27     5/05/03         16,897,615
                                                                              8,000,000        1.27     5/14/03          7,996,331
Computer Sciences Corporation (b)                                             7,110,000        1.26     5/08/03          7,108,258
Danske Corporation (i)                                                        2,302,000        1.25     5/05/03          2,301,680
                                                                              5,250,000        1.25     5/27/03          5,245,260
                                                                              1,100,000        1.26     5/19/03          1,099,307
Delaware Funding Corporation (b) (i)                                          2,000,000        1.26     5/20/03          1,998,670
                                                                             23,000,000        1.26     5/22/03         22,983,095
Duke University                                                              14,726,000        1.25     5/14/03         14,719,353
Erasmus Capital Corporation (b) (i)                                           1,000,000        1.26     5/08/03            999,755
Forrestal Funding Master Trust (b)                                           21,728,000        1.25     5/06/03         21,724,228
                                                                              7,000,000        1.27     5/28/03          6,993,332
Fortis Funding LLC (b) (i)                                                   25,000,000        1.25     5/22/03         24,981,771
Fountain Square Commercial Corporation (b)                                   12,000,000        1.25     5/12/03         11,995,417
                                                                             11,000,000        1.25     5/29/03         10,989,305
Gannett, Inc. (b)                                                             9,836,000        1.30     5/12/03          9,832,093
Gulf Coast IDA Environmental Facilities Revenue (i)                           5,000,000        1.23     5/05/03          5,000,000
                                                                             15,000,000        1.30     5/08/03         15,000,000
Gulf Coast Waste Disposal Authority PCR (i)                                  25,000,000        1.28     5/05/03         25,000,000
Harley Davidson Dealer Funding Corporation (b) (i)                           20,000,000        1.25     5/16/03         19,989,583
Henkel Corporation (b) (i)                                                   13,000,000        1.24     5/23/03         12,990,149
Kitty Hawk Funding Corporation (b) (i)                                       11,395,000        1.26     5/16/03         11,389,018
                                                                             17,000,000        1.26     5/19/03         16,989,290
Knight Ridder, Inc. (b)                                                      25,000,000        1.24     5/01/03         25,000,000
Liberty Street Funding Corporation (b) (i)                                   25,000,000        1.26     5/28/03         24,976,375
                                                                              4,000,000        1.27     5/09/03          3,998,871
Long Island, New York College Hospital (i)                                   17,000,000        1.33     5/05/03         16,997,570
MGIC Investment Corporation (b)                                              15,000,000        1.29     5/21/03         14,989,250
                                                                             12,000,000        1.38     5/01/03         12,000,000
Market Street Funding Corporation (b) (i)                                     9,000,000        1.26     5/05/03          8,998,740
                                                                             15,000,000        1.26     5/23/03         14,988,450
                                                                              1,924,000        1.27     5/15/03          1,923,050
                                                                              1,573,000        1.28     5/14/03          1,572,273
National Australia Funding, Inc. (i)                                          7,000,000        1.25     5/02/03          6,999,757
Nieuw Amsterdam Receivables Corporation (b) (i)                               4,000,000        1.26     5/01/03          4,000,000
                                                                             16,000,000        1.26     5/05/03         15,997,760
                                                                              8,200,000        1.26     5/12/03          8,196,843
Nordea North America, Inc. (i)                                               16,400,000        1.26     5/22/03         16,387,994
Oakland-Alameda County, California Coliseum Authority Lease Revenue (i)      31,000,000        1.27     6/06/03         31,000,000
                                                                             20,750,000        1.30     6/09/03         20,750,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG HERITAGE MONEY FUND (continued)

                                                                            Principal      Yield to    Maturity       Amortized
                                                                              Amount       Maturity    Date (d)     Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Old Line Funding Corporation (b) (i)                                       $  1,560,000        1.23%    5/09/03    $     1,559,574
                                                                              8,000,000        1.25     5/01/03          8,000,000
                                                                              5,867,000        1.26     5/14/03          5,864,330
Purdue Research Foundation (i)                                                4,000,000        1.34     9/03/03          4,000,000
Rabobank Nederland                                                            2,500,000        1.25     5/05/03          2,499,653
Rio Tinto, Ltd. (b) (i)                                                      11,000,000        1.25     5/08/03         10,997,326
                                                                             10,000,000        1.25     5/19/03          9,993,750
                                                                              5,267,000        1.25     6/18/03          5,258,222
Royal Bank of Scotland PLC                                                    2,100,000        1.24     5/02/03          2,099,928
                                                                             20,000,000        1.24     5/08/03         19,995,178
Sheffield Receivables Corporation (b) (i)                                     3,000,000        1.25     5/01/03          3,000,000
                                                                              6,000,000        1.26     5/15/03          5,997,060
                                                                             10,100,000        1.26     5/21/03         10,092,930
                                                                             10,000,000        1.27     5/30/03          9,989,769
Society of New York Hospital Fund, Inc. (i)                                  19,500,000        1.31     5/16/03         19,489,397
Spintab-Swedmortgage AB                                                      20,650,000        1.26     5/07/03         20,645,663
Steamboat Funding Corporation (b) (i)                                        30,400,000        1.25     5/07/03         30,393,629
Stellar Funding Group, Inc. (b) (i)                                          11,777,000        1.25     5/12/03         11,772,491
                                                                              2,780,000        1.26     5/22/03          2,777,957
                                                                             10,000,000        1.26     5/23/03          9,992,300
                                                                              2,802,000        1.28     5/19/03          2,800,207
                                                                              1,179,000        1.30     5/06/03          1,178,787
Svenska Handelsbank, Inc. (i)                                                 5,000,000        1.28     5/27/03          4,995,378
Swedbank Foreningssparbanken AB                                              28,000,000        1.25     5/12/03         27,989,306
Sydney Capital, Inc. (b) (i)                                                  3,986,000        1.26     5/07/03          3,985,163
                                                                             10,000,000        1.27     5/14/03          9,995,414
                                                                              8,018,000        1.27     5/15/03          8,014,040
Tasman Funding, Inc. (b) (i)                                                 10,043,000        1.26     5/05/03         10,041,594
                                                                             10,250,000        1.26     5/12/03         10,246,054
                                                                              9,000,000        1.27     5/20/03          8,993,967
Three Pillars Funding Corporation (b) (i)                                    12,000,000        1.26     5/21/03         11,991,600
                                                                              6,000,000        1.27     5/12/03          5,997,672
                                                                             10,000,000        1.28     5/19/03          9,993,600
Thunder Bay Funding, Inc. (b) (i)                                            17,000,000        1.26     5/05/03         16,997,620
                                                                              4,734,000        1.26     5/19/03          4,731,018
                                                                              7,000,000        1.26     5/20/03          6,995,345
Total Fina Elf Capital (b) (i)                                                4,575,000        1.36     5/02/03          4,574,827
Toyota Credit De Puerto Rico Corporation                                     10,082,000        1.28     5/12/03         10,078,057
                                                                             15,000,000        1.28     5/19/03         14,990,400
Triple-A One Funding Corporation (b) (i)                                     14,000,000        1.25     5/02/03         13,999,514
                                                                              5,000,000        1.26     5/08/03          4,998,775
                                                                              3,444,000        1.26     5/13/03          3,442,554
Tulip Funding Corporation (b) (i)                                            30,000,000        1.26     5/27/03         29,972,700
UBN Delaware, Inc. (i)                                                       30,000,000        1.27     5/28/03         29,971,425
UBS Finance, Inc. (i)                                                        29,000,000        1.31     5/01/03         29,000,000
Variable Funding Capital Corporation (b) (i)                                 29,000,000        1.25     5/02/03         28,998,993
Waterfront Funding Corporation (b) (i)                                       14,000,000        1.28     5/12/03         13,994,524
Windmill Funding Corporation (b) (i)                                          8,100,000        1.25     5/06/03          8,098,594
                                                                              9,100,000        1.26     6/03/03          9,089,490
Yorkshire Building Society                                                   25,000,000        1.26     5/13/03         24,989,542
----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                               1,296,299,583
----------------------------------------------------------------------------------------------------------------------------------
Promissory Notes 1.4%
Goldman Sachs & Company (i)                                                  28,000,000        1.35      5/5/03         28,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Promissory Notes                                                                                                  28,000,000
----------------------------------------------------------------------------------------------------------------------------------

Taxable Variable Rate Put Bonds 13.7%
Alameda, California Public Finance Authority Revenue                          6,500,000        1.50     5/08/03          6,500,000
Alaska HFC                                                                    6,960,000        1.33     5/08/03          6,960,000
Arbor Properties, Inc.                                                        5,780,000        1.43     5/07/03          5,780,000
Bank One Corporation                                                          4,000,000        1.51     5/07/03          4,004,011
Botsford General Hospital Revenue                                             4,160,000        1.35     5/01/03          4,160,000
Brazos River Authority, Texas PCR                                            20,820,000        1.37     5/07/03         20,820,000

--------------------------------------------------------------------------------
                     STRONG HERITAGE MONEY FUND (continued)

                                                                            Principal      Yield to    Maturity       Amortized
                                                                              Amount       Maturity     Date(d)     Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
CEI Capital LLC                                                            $  8,000,000        1.32%    5/01/03    $     8,000,000
Citigroup, Inc.                                                               7,000,000        1.42     5/30/03          7,000,553
Colorado HFA                                                                 17,765,000        1.32     5/07/03         17,765,000
                                                                             15,000,000        1.32     5/07/03         15,000,000
Colorado Housing and Finance Authority SFMR                                  15,000,000        1.32     5/07/03         15,000,000
Convenience Holding Company LLC                                               5,000,000        1.37     5/08/03          5,000,000
Cornerstone Funding Corporation, Series 2001A                                 9,700,000        1.40     5/08/03          9,700,000
Cornerstone Funding Corporation, Series 2001D                                 5,816,000        1.40     5/08/03          5,816,000
Denver, Colorado City and County Airport Revenue Refunding                    7,500,000        1.35     5/07/03          7,500,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue -
  Giant Center Project                                                       11,000,000        1.35     5/08/03         11,000,000
First Union National Bank                                                     9,000,000        1.40     5/04/03          9,001,028
Franklin Avenue Associates LP                                                 6,000,000        1.35     5/05/03          6,000,000
Links Finance LLC (b)                                                        30,000,000        1.29     5/14/03         30,000,000
Los Angeles, California Community Redevelopment Agency Refunding             25,000,000        1.37     5/07/03         25,000,000
New Jersey EDA EDR - MSNBC/CNBC Project                                       5,200,000        1.30     5/01/03          5,200,000
Sea Island Company & Sea Island Coastal Properties LLC                       20,000,000        1.00     5/07/03         20,000,000
Vancouver Clinic Building LLC                                                 7,000,000        1.33     5/08/03          7,000,000
Wake Forest University                                                        6,290,000        1.37     5/08/03          6,290,000
Waukesha Health System, Inc.                                                  3,300,000        1.35     5/08/03          3,300,000
Willacoochie, Georgia Development Authority PCR                               4,800,000        1.37     5/07/03          4,800,000
----------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                  266,596,592
----------------------------------------------------------------------------------------------------------------------------------

United States Government & Agency Issues 13.7%
Federal Home Loan Bank Notes:
  1.25%, Due 4/08/04                                                         19,000,000        1.25     4/08/04         18,989,476
  1.29%, Due 4/13/04                                                         29,000,000        1.29     4/13/04         29,000,000
  1.30%, Due 4/12/04                                                         29,000,000        1.30     4/12/04         29,000,000
  1.40%, Due 5/10/04                                                         25,000,000        1.40     5/10/04         25,000,000
  1.41%, Due 4/16/04                                                         10,000,000        1.41     4/16/04         10,000,000
  1.44%, Due 3/05/04                                                         50,000,000        1.44     3/05/04         50,000,000
  1.445%, Due 3/26/04                                                        25,000,000        1.45     3/26/04         25,000,000
  1.45%, Due 3/19/04                                                         50,000,000        1.45     3/19/04         50,000,000
  1.55%, Due 1/13/04                                                         12,650,000        1.55     1/13/04         12,650,000
  2.60%, Due 6/03/03                                                         18,000,000        2.60     6/03/03         18,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                         267,639,476
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 4.3%
ABN AMRO Inc. (Dated 4/30/03), 1.34%, Due 5/01/03 (Repurchase proceeds
  $82,543,073); Collateralized by: United States Government & Agency
  Issues (g)                                                                 82,540,000        1.34     5/01/03         82,540,000
State Street Bank (Dated 4/30/03), 1.00%, Due 5/01/03 (Repurchase
  proceeds $411,011); Collateralized by: United States Government &
  Agency Issues (g)                                                             411,000        1.00     5/01/03            411,000
----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                             82,951,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.0%                                                                               1,946,486,651
Other Assets and Liabilities, Net 0.0%                                                                                      62,271
----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                  $ 1,946,548,922
==================================================================================================================================

-------------------------------------------------------------------------------

                       STRONG ULTRA SHORT-TERM INCOME FUND

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Corporate Bonds 22.7%
AOL Time Warner, Inc. Notes,
  5.625%, Due 5/01/05                             $  8,115,000  $     8,552,074
Albecca, Inc. Senior Subordinated Notes,
  10.75%, Due 8/15/08                               16,608,000       17,936,640
Allfirst Preferred Capital Trust Subordinated
  Floating Rate Capital Trust Enhanced
  Securities, 2.7888%, Due 7/15/29                   5,000,000        4,731,625
Altria Group, Inc. Notes,
  6.375%, Due 2/01/06                                1,500,000        1,511,595
Avis Group Holdings, Inc. Senior
  Subordinated Notes, 11.00%, Due 5/01/09            1,810,000        2,027,200
Bausch & Lomb, Inc. Notes,
  6.75%, Due 12/15/04                                1,000,000        1,040,481
Bear Stearns Companies, Inc. Floating Rate
  Notes, 1.89%, Due 9/27/07                         20,000,000       20,196,880
CIT Group, Inc. Notes, 5.625%, Due 5/17/04           2,000,000        2,066,332

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Central Fidelity Capital Trust I Floating
  Rate Notes, Series A, 2.2888%, Due 4/15/27      $  7,500,000  $     6,897,457
Clear Channel Communications, Inc. Senior Notes,
  7.875%, Due 6/15/05                               14,445,000       15,961,754
Commonwealth Bank of Australia Subordinated
  Yankee Floating Rate Notes, Series B, 1.9638%,
  Due 6/01/10                                        7,000,000        7,021,098
Conagra Foods, Inc. Senior Notes, 9.875%, Due
  11/15/05                                           5,235,000        6,152,287
Credit Suisse First Boston USA, Inc. Notes,
  4.625%, Due 1/15/08                                7,500,000        7,871,115
DaimlerChrysler North America Holding
  Corporation Medium-Term Notes, Tranch #31,
  3.40%, Due 12/15/04                                7,760,000        7,872,458
Deutsche Telekom International Finance Notes,
  8.25%, Due 6/15/05                                10,036,000       11,155,526
Walt Disney Company Notes, 7.30%, Due 2/08/05       10,280,000       11,118,570
European Investment Bank Yankee Notes, 3.00%,
  Due 6/16/08                                        3,840,000        3,828,925
FPL Group Capital, Inc. Guaranteed Debentures,
  3.25%, Due 4/11/06                                 1,750,000        1,771,266
First Maryland Capital I Variable Rate
  Subordinated Capital Income Securities, 2.2888%,
  Due 1/15/27                                       19,500,000       17,595,533
Ford Motor Credit Company Floating Rate Notes,
  3.228%, Due 10/25/04                               5,000,000        4,939,750
Ford Motor Credit Company Notes:
  6.875%, Due 2/01/06                               13,440,000       13,912,349
  7.60%, Due 8/01/05                                 2,250,000        2,359,897
France Telecom Variable Rate Yankee Notes,
  8.70%, Due 3/01/06                                 4,850,000        5,512,219
General Electric Capital Corporation
  Medium-Term Notes, Series A, 5.375%, Due
  3/15/07                                           39,985,000       43,535,868
General Mills Corporation Notes, 8.75%, Due
  9/15/04                                            4,190,000        4,548,970
General Motors Acceptance Corporation Notes:
  6.75%, Due 1/15/06                                14,000,000       14,771,918
  6.85%, Due 6/17/04                                15,000,000       15,631,620
HCA, Inc. Notes, 7.125%, Due 6/01/06                 5,000,000        5,378,955
HSB Capital I Floating Rate Securities, Series
  B, 2.1988%, Due 7/15/27                            9,000,000        8,418,069
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 7.875%, Due 12/15/05           1,500,000        1,620,000
Huntington Capital I Variable Rate Capital
  Income Securities, 2.04%, Due 2/01/27              2,000,000        1,634,626
International Game Technology Senior Notes,
  7.875%, Due 5/15/04                               11,855,000       12,445,225
Lenfest Communications, Inc. Senior
  Subordinated Notes, 8.25%, Due 2/15/08             7,120,000        7,525,100
Lennar Corporation Senior Notes, Series B,
  9.95%, Due 5/01/10                                 5,820,000        6,808,428
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 2.55%, Due 8/05/29 (b)                24,500,000       24,641,488
MGM Mirage, Inc. Senior Notes,
  6.95%, Due 2/01/05                                18,750,000       19,546,875
Mandalay Resort Group Debentures,
  6.70%, Due 11/15/96                                3,000,000        3,037,860
Metlife, Inc. Debentures, 3.911%, Due 5/15/05        6,675,000        6,921,261
Fred Meyer, Inc. Senior Notes,
  7.375%, Due 3/01/05                                5,575,000        6,028,638
Morgan Stanley Notes, 5.80%, Due 4/01/07            10,500,000       11,455,143
NTC Capital I Floating Rate Bonds,
  1.8088%, Due 1/15/27                                 820,000          742,681
NTC Capital Trust II Floating Rate Capital
  Securities, 1.8788%, Due 4/15/27                  12,305,000       11,271,638
NWA Trust Structured Enhanced Return Trusts 1998
  Floating Rate Notes, 4.85%, Due 4/15/11
  (Acquired 4/06/98; Cost $2,540,000) (b) (h)        2,500,000        1,200,000
Nabisco, Inc. Notes, 6.85%, Due 6/15/05              4,800,000        5,172,211
News America, Inc. Bonds,
  6.703%, Due 5/21/04                               12,470,000       13,002,843
NiSource Finance Corporation Notes, 7.625%, Due
  11/15/05                                           7,000,000        7,869,617
JC Penney Company, Inc. Debentures, 7.375%, Due
  6/15/04                                            2,910,000        3,026,400
Pulte Homes, Inc. Senior Notes, 8.375%, Due
  8/15/04                                            4,365,000        4,606,895
Raytheon Company Notes:
  6.30%, Due 3/15/05                                 7,300,000        7,822,176
  6.50%, Due 7/15/05                                 6,000,000        6,481,506
Royal Bank of Scotland Group PLC Yankee Notes,
  8.817%, Due 3/31/05                                9,700,000       10,836,908
Safeway, Inc. Notes, 7.25%, Due 9/15/04              3,000,000        3,200,061
Safeway, Inc. Senior Notes, 6.85%,
  Due 9/15/04                                        1,250,000        1,324,438
SantaFe Snyder Corporation Senior Notes,
  8.05%, Due 6/15/04                                 9,700,000       10,244,558
Simon Property Group, Inc. Notes, 7.75%, Due
  8/15/04 (b)                                        5,267,000        5,599,158
Sovereign Bancorp Senior Notes,
  10.50%, Due 11/15/06                               4,850,000        5,892,750
Star Capital Trust I Floating Rate Securities,
  2.0238%, Due 6/15/27                               5,000,000        4,513,855
SunTrust Capital III Floating Rate Bonds,
  1.9088%, Due 3/15/28                               4,500,000        4,210,740
TCI Communications, Inc. Senior Notes,
  8.00%, Due 8/01/05                                 4,280,000        4,667,862
Tele-Communications, Inc. Senior Notes,
  7.25%, Due 8/01/05                                 8,418,000        9,081,642
Time Warner, Inc. Notes:
  7.75%, Due 6/15/05                                 3,245,000        3,514,088
  7.97%, Due 8/15/04                                 4,672,000        4,977,297
Transocean Sedco Forex Corporation Notes, 6.75%,
  Due 4/15/05                                        7,500,000        8,122,808
Tricon Global Restaurants, Inc. Senior Notes,
  7.45%, Due 5/15/05                                 4,850,000        5,238,000
Tyson Foods, Inc. Notes, 6.75%, Due 6/01/05          4,850,000        5,056,726
USA Waste Services, Inc. Senior Notes,
  7.00%, Due 10/01/04                                1,032,000        1,097,153
Ultramar Diamond Shamrock Corporation Notes,
  8.00%, Due 3/15/05                                 4,850,000        5,272,818
Union Bank of Norway Floating Rate Subordinated
  Medium-Term Yankee Bonds, 7.35%, Due 12/29/49
  (Rate Reset Effective 7/09/03) (b)                19,000,000       19,244,168
Weyerhauser Company Notes,
  5.50%, Due 3/15/05                                 5,000,000        5,255,300
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $550,950,646)                           554,529,372
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Convertible Bonds 0.2%
Omnicare, Inc. Subordinated Debentures,
  5.00%, Due 12/01/07                             $  4,850,000  $     4,916,688
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost $4,801,500)                             4,916,688
-------------------------------------------------------------------------------

Non-Agency Mortgage &
  Asset-Backed Securities 42.4%
AAMES Mortgage Trust Interest
  Only Pass-Thru Certificates:
  Series 2001-2, Class A, 6.00%, Due 6/25/04        12,031,250          554,566
  Series 2001-3, Class A, 6.00%, Due 9/25/04         8,267,214          452,113
ABN AMRO Mortgage Corporation
  Adjustable Rate Pass-Thru Certificates,
  Series 2002-1A, Class IIA-3,
  5.35%, Due 6/25/32                                38,184,921       38,979,297
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 5.82%, Due 6/25/25                        31,173           31,165
Airplanes Pass-Thru Trust Floating Rate
  Subordinated Refinancing Certificates,
  Series 1R, Class B, 2.06%, Due 3/15/19
  (Acquired 3/09/98;
  Cost $21,260,511) (b) (h)                         21,260,511        9,788,499
American Housing Trust Mortgage Pass-
  Thru Certificates, Series IX, Class G,
  8.75%, Due 6/25/21                                 3,997,086        4,117,578
Asset Backed Securities Corporation Bank
  One Variable Rate Mortgage-Backed Pass-
  Thru Certificates, Series 2000-2, Class 2A,
  4.4714%, Due 3/15/30                               1,887,990        1,918,698
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates:
  Series 1995-D1, Class A1,
  7.59%, Due 7/11/27                                 5,732,524        6,245,874
  Series 1995-MD4, Class A-1,
  7.10%, Due 8/13/29                                17,516,586       19,313,029
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                               23,637,000       24,212,942
Bank of America Commercial Mortgage, Inc.
  Interest Only Asset-Backed Certificates,
  Series 2001-PB1, Class XP,
  1.7729%, Due 5/11/35 (b)                          37,285,294        3,745,889
Bank of America Funding Corporation
  Mortgage Pass-Thru Certificates, Series
  2002-1, Class A-3, 7.00%, Due 4/20/32              8,469,438        8,533,289
Bank of America Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2001-G, Class A-2,
  5.5695%, Due 11/25/31                              9,413,437        9,572,315
  Series 2002-E, Class A-1,
  7.1076%, Due 6/20/31                              10,508,979       10,794,281
  Series 2002-G, Class 2-A-1,
  7.0794%, Due 7/20/32                              13,238,302       13,746,913
Bayview Financial Acquisition Trust
  Asset-Backed Interest Only Certificates,
  Series 2001-D, Class A,
  10.00%, Due 5/25/04 (b)                           38,753,500        2,076,947
Bear Stearns Asset Backed Securities Trust
  Interest Only Asset-Backed Certificates,
  Class AIO, 5.00%, Due 10/25/05                    20,125,000        2,028,224
Bear Stearns Commercial Mortgage
  Securities, Inc. Floating Rate
  Commercial Mortgage Pass-Thru
  Certificates, Series 1999-WYN1, Class B,
  2.56%, Due 7/03/09 (b)                            17,760,000       17,626,800
COMM Floating Rate Commercial
  Mortgage Pass-Thru Certificates:
  Series 2000-FL2A, Class C,
  1.96%, Due 4/15/11 (b)                            16,425,000       16,361,813
  Series 2000-FL3A, Class KHS, 2.76%,
  Due 11/15/12 (Acquired 3/12/01;
  Cost $2,670,812) (b) (h)                           2,670,812        2,658,606
  Series 2000-FL3A, Class LHS, 2.91%,
  Due 11/15/12 (Acquired 3/12/01;
  Cost $10,230,864) (b) (h)                         10,253,293       10,195,218
California Federal Bank Adjustable Rate
  Mortgage Pass-Thru Certificates, Series
  1990-BN1, Class A, 5.0378%, Due 9/25/30              924,163          926,524
Centex Home Mortgage LLC Variable Rate
  Certificates, Series 1999-1,
  3.2294%, Due 9/20/04 (b)                          12,000,000       11,981,250
Chase Mortgage Finance Corporation
  Pass-Thru Certificates, Series 2002-S7,
  Class 1A2, 6.50%, Due 2/25/27                     21,527,301       22,037,537
Chase Mortgage Finance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1993-3, Class B6, 6.8005%,
  Due 10/30/24 (Acquired 5/20/99;
  Cost $62,185) (b) (h)                                 62,030           62,030
  Series 1993-3, Class B7, 6.8005%,
  Due 10/30/24 (Acquired 5/20/99;
  Cost $266,793) (b) (h)                               266,128          266,128
Citicorp Mortgage Securities, Inc. Real
  Estate Mortgage Investment Conduit
  Certificates, Series 2002-8, Class IIIA-2,
  6.25%, Due 7/25/32                                 5,418,913        5,531,952
Citicorp Mortgage Securities, Inc. Real
  Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 2002-5,
  Class IA-4, 6.25%, Due 4/25/32                     7,484,904        7,517,629
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Variable
  Rate Pass-Thru Certificates:
  Series 1992-17, Class A,
  4.407%, Due 9/25/22                                2,806,749        2,795,242
  Series 1992-7, Class A-1,
  4.106%, Due 3/25/22                                1,224,972        1,235,536
Clydesdale CBO I, Ltd./Clydesdale CBO I,
  Inc. Senior Secured Floating Rate
  Bonds, Series 1A, Class A1, 2.04%, Due
  3/25/11 (b)                                        4,005,943        4,005,943
Collateralized Mortgage Obligation Trust
  Bonds, Series 66, Class Z,
  8.00%, Due 9/20/21                                 1,662,373        1,669,759
Commercial Mortgage Acceptance
  Corporation Commercial Mortgage Pass-
  Thru Certificates, Series 1997-ML1,
  Class A-1, 6.50%, Due 12/15/30                     7,599,513        7,940,302
Commercial Mortgage Acceptance
  Corporation Variable Rate Commmercial
  Mortgage Pass-Thru Certificates, Series
  1996-C2, Class C, 6.7373%, Due 9/15/23 (b)           645,889          646,293

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Commercial Resecuritization Trust Floating
  Rate Bonds, Series 2001-ABC2, Class A2,
  2.45%, Due 2/21/13 (Acquired 2/23/01 -
  4/02/02; Cost $18,459,375) (b) (h)              $ 18,500,000  $    18,291,875
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28
  (Acquired 9/18/97;
  Cost $4,628,952) (b) (h)                           4,628,952            2,893
Countrywide Alternative Loan Trust
  Mortgage Pass-Thru Certificates, Series
  2002-14, Class A6, 6.50%, Due 8/25/32             13,122,241       13,294,470
Countrywide Home Loans, Inc. Adjustable
  Rate Mortgage Pass-Thru Certificates,
  Series 2001-HYB1, Class 2A1,
  6.1515%, Due 6/19/31                               9,560,517        9,756,210
Credit Suisse First Boston Mortgage
  Securities Corporation Commercial
  Mortgage Pass-Thru Certificates, Series
  1997-CU, Class A-2, 6.52%, Due 1/17/35            23,652,500       25,308,584
Credit Suisse First Boston Mortgage
  Securities Corporation IndyMac
  Manufactured Housing Pass-Thru
  Certificates, Series 1998-1, Class A-3,
  6.37%, Due 9/25/28                                 6,198,230        6,347,557
Credit Suisse First Boston Mortgage
  Securities Corporation Interest Only
  Certificates, Series 2001-CKN5, Class
  ACP, 1.9364%, Due 9/15/34 (b)                     90,200,000        8,725,064
Credit Suisse First Boston Mortgage
  Securities Corporation Variable Rate
  Mortgage-Backed Certificates,
  Series 1998-WFC2, Class M-1,
  3.22%, Due 12/28/37                                6,276,052        6,283,897
Credit Suisse First Boston Mortgage
  Securities Corporation Variable Rate
  Mortgage Pass-Thru Certificates:
  Series 2001-CK6, Class A,
  0.9332%, Due 12/15/08                            100,000,000        4,656,250
  Series 2002-AR17, Class 2-A-1,
  5.432%, Due 12/19/39                              14,331,589       14,559,461
DLJ Commercial Mortgage Corporation
  Floating Rate Pass-Thru Certificates:
  Series 1998-ST2A, Class A2,
  2.16%, Due 11/05/08 (b)                            2,240,024        2,239,324
  Series 1998-ST2A, Class A3,
  2.36%, Due 11/05/08 (b)                            9,339,156        9,245,764
  Series 2000-STF1, Class A-3,
  2.0975%, Due 7/05/12 (b)                           4,681,255        4,673,208
DLJ Mortgage Acceptance Corporation
  Mortgage Pass-Thru Certificates,
  Series 1995-CF2, Class A1B,
  6.85%, Due 12/17/27 (b)                            1,632,042        1,632,342
DLJ Mortgage Acceptance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1990-2, Class A, 4.2011%,
  Due 1/25/22 (Acquired 11/19/96 -
  8/08/01; Cost $1,698,640) (b) (h)                  1,662,949        1,661,910
  Series 1991-3, Class A1, 3.9811%,
  Due 2/20/21 (Acquired 10/22/96 - 8/08/01;
  Cost $370,715) (b) (h)                               365,896          365,122
Delta Funding Corporation Home Equity
  Loan Trust Interest Only Asset-Backed
  Certificates, Series 2001-1,
  7.00%, Due 5/15/04                                23,850,000        1,248,400
Duke Funding I, Ltd. Floating Rate Bonds,
  Series 1A, Class A, 1.85%,
  Due 11/10/30 (b)                                  18,500,000       18,439,298
Eastman Hill Funding 1, Ltd. Interest
  Only Bonds, Series 1A, Class A2,
  0.834%, Due 9/28/31 (Acquired 6/27/01 -
  8/08/01; Cost $8,816,188) (b) (h)                191,827,950        7,318,236
Equipment Pass-Thru Investment
  Certificates Trust Floating Rate
  Senior Certificates:
  Series 1996-1, Class A, 2.7265%,
  Due 9/25/09 (Acquired 6/14/96;
  Cost $4,239,221) (b) (h)                           4,239,221        2,119,610
  Series 1996-1, Class B,
  3.5075%, Due 9/25/09 (Acquired 7/01/96;
  Cost: $4,843,438) (b) (h)                          4,843,438          484,344
  Series 1996-1, Class C,
  Zero %, Due 9/25/09 (Acquired 6/28/96;
  Cost $1,334,684) (b) (h)                           1,314,960                0
FDIC Real Estate Mortgage Investment
  Conduit Trust Mortgage Pass-Thru
  Certificates, Series 1996-C1, Class 1B,
  7.125%, Due 5/25/26                                5,088,062        5,103,229
FEP Receivables Participation Funding LP
  Floating Rate Notes, Series 2002-2A,
  Class A, 2.9294%, Due 6/18/12 (b)                 15,002,404       14,957,866
First Plus Home Loan Owner Trust Asset-
  Backed Bonds, Series 1998-3, Class A7,
  6.95%, Due 10/10/22                                8,959,599        9,235,255
Fleet Commercial Loan Master LLC
  Variable Rate Asset-Backed Notes,
  Series 2000-1A, Class B2,
  1.92%, Due 11/15/07 (b)                            5,000,000        4,956,250
Franchise Finance Corporation of
  America Floating Rate Notes:
  Series 1997-1, Class D2,
  2.42%, Due 2/18/22                                 5,726,000        4,715,446
  Series 1997-1, Class E2,
  2.67%, Due 2/18/22                                 2,290,000        1,972,671
GE Capital Mortgage Services, Inc. Real
  Estate Mortgage Investment Conduit
  Pass-Thru Certificates:
  Series 1994-13, Class M,
  6.50%, Due 4/25/24 (b)                             2,218,222        2,250,197
  Series 1994-14, Class M,
  6.50%, Due 4/25/24 (b)                             3,677,364        3,717,539
GE Capital Commercial Mortgage
  Corporation Interest Only Variable
  Rate Pass-Thru Certificates:
  Series 2001-1, Class X-2,
  0.9536%, Due 5/15/33 (b)                         140,073,600        6,027,367
  Series 2001-2, Class X-2,
  1.2549%, Due 8/11/33 (b)                         181,365,889        9,861,770
GMAC Commercial Mortgage Securities,
  Inc. Interest Only Floating Rate Mortgage
  Pass-Thru Certificates, Series 2001-C2,
  Class X-2, 0.944%, Due 4/15/34 (b)               131,400,000        5,214,938

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
GS Mortgage Securities Corporation II
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates, Series 2000-CCT,
  Class C, 1.91%, Due 12/15/09 (b)                $  5,360,000  $     5,256,995
GSR Mortgage Loan Trust Mortgage
  Loan Pass-Thru Certificates:
  Series 2002-1, Class A-1,
  5.8726%, Due 3/25/32                               6,231,975        6,407,250
  Series 2002-2, Class A1-D,
  6.016%, Due 5/25/32                               12,500,000       12,781,250
  Series 2002-4, Class A1-B,
  4.826%, Due 4/25/32                               12,767,393       12,990,393
Green Tree Home Improvement Loan Trust
  Home Equity Loan Certificates:
  Series 1998-E, Class M-1,
  6.93%, Due 7/15/28                                20,000,000       20,100,000
  Series 1998-E, Class M-2,
  7.27%, Due 6/15/28                                 6,500,000        6,793,450
Greenwich Capital Acceptance, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1991-1, Class A,
  4.0355%, Due 2/25/21 (Acquired 4/18/96 -
  12/18/00; Cost $67,822) (b) (h)                       66,673           66,340
Greenwich Capital Trust I Variable Rate
  Pass-Thru Certificates, Series 1991-B1,
  Class A, 3.8413%, Due 2/15/21
  (Acquired 3/04/97;
  Cost $7,694,073) (b) (h)                           7,393,221        7,564,226
Home Savings of America Adjustable Rate
  Mortgage Pass-Thru Certificates,
  Series 14, Class A, 4.1516%, Due 5/25/27             675,374          686,684
Housing Securities, Inc. Variable Rate
  Mortgage Pass-Thru Certificates,
  Series 1992-8, Class E, 4.9083%,
  Due 6/25/24                                        1,689,192        1,696,141
IMPAC CMB Trust Interest Only
  Collateralized Asset-Backed Bonds, Series
  2003-4, Class 3-A, 6.00%, Due 9/25/05              8,500,695          934,226
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates,
  Series 2001-CIB2, Class X2,
  0.9964%, Due 4/15/35 (b)                         248,861,000       11,733,323
Juniper CBO, Ltd./Juniper CBO Corporation
  Floating Rate Notes, Series 2000-1,
  Class A-1L, 1.66%, Due 4/15/10 (b)                 3,400,087        3,382,556
Mall of America Capital Company LLC
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 2001-1, Class C,
  2.1038%, Due 3/12/10 (b)                           6,000,000        6,006,215
Master Adjustable Rate Mortgages Trust
  Mortgage Pass-Thru Certificates, Series
  2002-3, Class 4-A-1, 6.1641%,
  Due 10/25/32                                      23,107,768       23,709,901
Merrill Lynch Credit Corporation Floating
  Rate Mortgage Loan Asset-Backed Pass-
  Thru Certificates, Series 1996-C, Class B,
  2.56%, Due 9/15/21 (Acquired 5/09/97-
  8/14/98; Cost $2,816,542) (b) (h)                  3,233,443        2,650,421
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage
  Pass-Thru Certificates, Series 1995-A,
  Class A-5, 3.7464%, Due 6/15/20
  (Acquired 8/21/98; Cost $5,310,894) (b) (h)        5,210,750        5,257,116
Merrill Lynch Credit Corporation
  Subordinated Variable Rate Mortgage-
  Backed Certificates, Series 1995-S1, Class
  A-1, 2.38%, Due 2/17/24 (Acquired
  12/22/97; Cost $3,515,464) (b) (e) (h)             3,684,731        3,529,272
Merrill Lynch Mortgage Investors, Inc.
  Senior Subordinated Pass-Thru
  Certificates, Series 1993-D, Class A-2,
  4.8075%, Due 10/25/32 (h)                          1,252,386        1,245,858
Merrill Lynch Mortgage Investors, Inc.
  Senior Subordinated Variable Rate Pass-
  Thru Certificates, Series 1994-A, Class M,
  2.31%, Due 2/15/19                                11,000,000       11,094,545
Merrill Lynch Mortgage Investors, Inc.
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 1994-C1, Class E,
  9.4325%, Due 11/25/20 (b)                            218,982          218,213
  Series 1994-C1, Class F,
  9.2907%, Due 11/25/20 (b)                          6,236,000        6,236,000
  Series 1998-H1, Class C,
  1.81%, Due 4/01/11 (b)                             2,000,000        1,852,500
  Series 1998-H1A, Class A,
  1.5575%, Due 4/01/11 (b)                           1,356,525        1,349,743
Money Store Trust Asset-Backed
  Certificates, Series 1997-C, Class AF-7,
  6.575%, Due 1/15/39                                8,675,602        8,944,497
Morgan Guaranty Trust Company Floating
  Rate Notes, Series C, 4.29%,
  Due 7/27/05 (Acquired 8/02/00;
  Cost $18,500,000) (b) (h)                         18,500,000        2,960,000
Morgan Stanley Capital I, Inc. Commercial
  Mortgage Pass-Thru Certificates,
  Series 1998-CF1, Class 1, 6.33%, Due 7/15/32      15,952,503       16,906,065
Morgan Stanley Mortgage Trust Interest
  Only Variable Rate Collateralized
  Mortgage Obligation, Series 35, Class
  35-2, 604.75%, Due 4/20/21 (Acquired
  9/05/95; Cost $87,647) (b) (h)                         5,986          107,750
New Century Home Equity Loan Trust
  Asset-Backed Pass-Thru Certificates,
  Series 1997-NC6, Class A6,
  7.01%, Due 5/25/26                                 4,568,164        4,715,148
Oakwood Mortgage Investors, Inc. Pass-
  Thru Certificates Series 1996-C, Class A5,
  7.35%, Due 4/15/27                                 5,844,714        6,120,372
Paine Webber Mortgage Acceptance
  Corporation Collateralized Mortgage
  Obligations, Series 1991-2, Class A,
  5.8728%, Due 5/25/31                                 929,126          927,384
Perpetual Savings Bank Variable Rate
  Mortgage Pass-Thru Certificates, Series
  1991-1, Class B1, 7.4673%, Due 6/25/19
  (Acquired 9/17/96; Cost $158,234) (b) (h)            156,684          161,933
Principal Residential Mortgage Capital
  Resources Floating Rate Notes:
  Series 2000-1, Class B,
  2.97%, Due 6/20/05 (b)                             7,500,000        7,471,875
  Series 2001-1A, Class B,
  2.89%, Due 3/20/06 (b)                             5,000,000        4,993,750
  Series 2001-2A, Class B,
  3.02%, Due 6/20/06 (b)                            10,000,000        9,937,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Provident CBO I, Ltd./Provident CBO I,
  Inc. Senior Secured Floating Rate
  Bonds, Series 1A, Class A1,
  2.1175%, Due 12/09/10 (b)                       $  5,996,339  $     5,981,348
Prudential Home Mortgage Securities
  Company Variable Rate Mortgage
  Pass-Thru Certificates:
  Series 1988-1, Class A,
  4.6879%, Due 4/25/18                                 133,395          133,250
  Series 1994-23, Class A1,
  4.7899%, Due 6/25/24                               3,375,213        3,372,158
  Series 1995-A, Class 2B,
  8.6426%, Due 3/28/25 (b)                           1,243,447        1,317,838
Resecuritization Mortgage Trust Variable
  Rate Certificates, Series 1998-B, Class A,
  1.57%, Due 4/26/21 (b)                               608,843          602,755
Residential Asset Mortgage Products, Inc.
  Interest Only Asset-Backed Pass-Thru
  Certificates, Series 2002-RS5, Class AIIO,
  4.00%, Due 2/25/05                                49,526,594        1,733,431
Residential Asset Mortgage Products, Inc.
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2003-RZ2, Class A-IO,
  5.75%, Due 9/25/05                                77,000,000        5,005,000
Residential Asset Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1998-KS3, Class AI7,
  5.98%, Due 10/25/29                                4,770,224        5,078,868
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates:
  Series 1993-MZ1, Class A-2, 7.47%,
  Due 3/02/23                                          712,049          714,522
  Series 1998-S25, Class A-2, 6.25%,
  Due 10/25/13                                      11,528,174       11,785,698
  Series 2002-S7, Class A9, 6.00%,
  Due 5/25/32                                        9,847,125        9,890,553
Residential Funding Mortgage Securities II,
  Inc. Interest Only Home Equity Loan-
  Backed Notes, Series 2001-HS3, Class A,
  7.25%, Due 6/25/31                                13,952,703          645,313
Salomon Brothers Commercial Mortgage
  Trust Interest Only Variable Rate Pass-
  Thru Certificates, Series 2001-C1,
  Class X-2, 1.2468%, Due 12/18/35                 278,469,000       14,271,536
Salomon Brothers Mortgage Securities VII,
  Inc. Floating Rate Mortgage Pass-Thru
  Certificates, Series 1990-2, Class A,
  2.50%, Due 11/25/20                                3,422,140        3,420,172
Sequoia Mortgage Trust Floating Rate
  Collateralized Mortgage Bonds, Series 2,
  Class A-1, 2.43%, Due 10/25/24                    14,558,873       14,577,071
Sequoia Mortgage Trust Mortgage Adjustable
  Rate Pass-Thru Certificates, Series 8,
  Class 3A, 3.3153%, Due 8/20/32                    16,641,789       16,979,826
South Street CBO 2000-1, Ltd./South Street
  CBO 2000-1 Corporation Floating Rate
  Notes, Series 2000-1, Class A2L,
  1.92%, Due 5/30/12 (b)                            16,000,000       15,205,000
Structured Asset Investment Loan Trust,
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2003-BC1, Class A,
  6.00%, Due 2/25/05                                25,000,000        1,867,188
Structured Asset Mortgage Investments, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2001-4, Class A-1,
  9.219%, Due 10/25/24                              33,126,591       36,951,679
  Series 2001-4, Class A-2,
  9.648%, Due 10/25/24                               6,009,775        6,545,960
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates:
  Series 1998-2, Class A, 1.58%, Due 2/25/28         3,824,750        3,828,195
  Series 1998-RF1, Class A, 8.6916%,
  Due 4/15/27 (b)                                   15,042,916       16,547,207
  Series 1998-RF2, Class A, 8.5166%,
  Due 7/15/27 (b)                                   20,939,756       23,033,731
  Series 2002-8A, Class 3-A, 5.8803%,
  Due 5/25/32                                       11,803,054       12,057,558
Structured Asset Securities Corporation
  Variable Rate Pass-Thru Certificates:
  Series 1994-C1, Class A-3,
  2.00%, Due 8/25/26                                   140,461          141,372
  Series 1995-C4, Class A-2,
  1.87%, Due 6/25/26                                   321,258          321,514
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, Series 1997-2,
  Class A, 2.3327%, Due 1/30/06 (Acquired
  5/12/98-3/01/02; Cost $1,762,058) (b) (h)          1,780,759        1,676,139
Summit Mortgage Trust Pass-Thru
  Certificates, Series 2002-1, Class A1,
  6.3237%, Due 6/28/16 (b)                           3,836,012        3,871,975
Sutter Real Estate CBO, Ltd. Floating Rate
  Bonds, Series 2000-1A, Class A-1L,
  1.79%, Due 12/25/35 (b)                           32,150,000       31,517,047
USAA Auto Loan Guarantor Trust Pass-Thru
  Certificates, Series 1999-1, Class A,
  6.10%, Due 2/15/06                                   314,862          315,692
United Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1993-1, Class AM,
  4.9524%, Due 9/25/33                              10,717,066       10,931,073
University Support Services, Inc. Variable
  Rate Notes, Series 1993-A, Class A3,
  2.32%, Due 8/20/08                                 3,730,347        3,737,863
Washington Mutual Mortgage Pass-Thru
  Certificates:
  Series 2001-MS14, Class 1-A-9,
  6.50%, Due 12/26/31                                6,908,726        6,927,506
  Series 2002-AR7, Class A-6,
  5.53%, Due 7/25/32                                11,084,971       11,336,739
Wells Fargo Mortgage Backed Securities
  Trust Variable Rate Mortgage
  Pass-Thru Certificates:
  Series 2002-22, Class 2-A-9,
  5.75%, Due 1/25/33                                15,394,321       15,611,577
  Series 2002-C1, Class A-1,
  5.1391%, Due 7/25/32                               9,202,877        9,323,096
  Series 2002-D, Class I-A-5,
  5.25%, Due 8/25/32                                 5,952,805        5,983,938
  Series 2002-E, Class I-A-1,
  4.9246%, Due 9/25/32                               9,401,061        9,491,373
-------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $1,062,893,730)                                1,033,758,181
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
United States Government &
  Agency Issues 21.4%
FHLMC Guaranteed Mortgage
  Participation Certificates:
  8.00%, Due 5/15/22                              $  9,826,686  $    10,380,562
  9.50%, Due 5/15/21                                 2,449,957        2,598,646
  10.00%, Due 8/15/21                                3,072,126        3,098,333
FHLMC Participation Certificates:
  5.00%, Due 5/01/06                                 7,981,495        8,284,666
  7.50%, Due 12/01/11                                6,515,186        6,994,200
  8.00%, Due 1/01/12 thru 1/01/13                    9,805,377       10,615,268
  8.50%, Due 7/01/21                                 4,216,626        4,625,044
  9.00%, Due 11/01/16 thru 9/15/20                  14,497,315       16,249,431
  9.50%, Due 12/01/16 thru 12/25/22                 17,135,499       19,549,851
  10.00%, Due 11/01/20 thru 11/17/21                 5,819,620        6,682,241
  10.50%, Due 5/01/20 thru 7/01/20                   6,537,741        7,505,303
  11.00%, Due 11/01/15                                 374,372          429,213
FHLMC Variable Rate Participation
  Certificates:
  5.712%, Due 11/01/31                              13,601,833       14,134,588
  5.747%, Due 4/01/32                               15,147,554       15,714,202
  5.956%, Due 6/01/31                                2,320,109        2,379,924
  6.160%, Due 1/01/29                                5,344,012        5,582,937
  6.161%, Due 9/01/31                                4,459,030        4,637,391
  6.286%, Due 10/01/31                                 957,092          987,151
  6.294%, Due 10/01/31                               4,309,336        4,416,396
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  7.50%, Due 12/15/09                                3,463,092        3,751,503
  8.00%, Due 3/01/13 thru 11/01/13                  13,663,865       14,891,297
  8.50%, Due 11/01/12 thru 7/01/17                   8,804,940        9,703,469
  9.00%, Due 10/01/04 thru 10/01/22                 34,186,365       38,407,253
  9.50%, Due 12/01/09 thru 3/01/21                   4,713,946        5,263,460
  10.00%, Due 12/01/09 thru 3/20/18                  3,678,217        4,173,963
  10.25%, Due 9/01/21                                1,954,720        2,275,022
  10.50%, Due 10/01/14 thru 4/01/22                  9,289,234       10,689,737
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.137%, Due 7/25/41                               27,722,708       28,762,309
  8.00%, Due 12/25/16 thru 10/25/21                 13,022,250       14,439,089
  8.25%, Due 5/25/22                                 1,872,539        2,034,145
  8.75%, Due 9/25/20                                   759,762          833,030
  9.00%, Due 3/25/20 thru 10/25/20                   8,778,650        9,862,191
  9.20%, Due 3/25/18                                 2,519,921        2,796,244
  9.25%, Due 3/25/18                                 1,558,018        1,750,997
  9.30%, Due 8/25/19                                   817,051          927,386
  9.45%, Due 4/25/18                                   946,434        1,045,993
  9.50%, Due 6/25/19 thru 12/25/41                  89,892,072      104,454,492
  9.75%, Due 3/25/20                                 1,310,503        1,477,899
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Trust Interest Only
  Pass-Thru Certificates, 5.25%, Due 6/25/04       137,800,000        5,856,500
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Trust, Series 2002-T6,
  Class A4, 5.7883%, Due 3/25/41                    11,869,931       12,404,078
FNMA Guaranteed Variable Rate
  Mortgage Certificates:
  4.314%, Due 5/01/27                                3,946,138        4,082,092
  5.730%, Due 1/01/33                               12,744,479       13,300,496
  5.893%, Due 9/01/31                                4,709,366        4,911,817
  6.052%, Due 8/01/31                                3,910,850        4,106,143
  6.288%, Due 10/01/31                              10,473,085       11,015,640
  6.604%, Due 7/01/31                                  845,305          875,320
  6.720%, Due 12/01/40                              19,183,074       19,837,454
  6.724%, Due 2/01/30                                1,289,646        1,325,297
FNMA Real Estate Mortgage Investment
  Conduit Trust Variable Rate
  Certificates,
  Series 2002-W4, Class A6,
  5.9551%, Due 5/25/42                              11,030,896       11,444,555
GNMA  Guaranteed Pass-Thru Certificates:
  7.50%, Due 2/15/13                                 8,993,238        9,733,627
  8.00%, Due 1/15/13                                 8,954,821        9,820,920
  9.50%, Due 11/15/17 thru 12/15/17                  6,699,564        7,647,062
  10.00%, Due 10/20/17                               1,887,331        2,162,775
GNMA Platinum Pools, 9.50%, Due 12/15/20             1,491,385        1,712,680
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $496,979,245)                                 522,641,282
-------------------------------------------------------------------------------

Short-Term Investments (a) 13.9%
Collateral Received for Securities Lending 1.4%
Deutsche Daily Asset Fund -
  Institutional Class                               33,420,785       33,420,785
Corporate Bonds 5.4%
Allied Waste North America, Inc. Senior
  Notes, 7.375%, Due 1/01/04                      $  7,000,000        7,210,000
Altria Group, Inc. Notes:
  6.80%, Due 12/01/03                                1,940,000        1,950,045
  7.50%, Due 4/01/04                                   500,000          510,116
Bausch & Lomb, Inc. Medium-Term Notes,
  Tranche #4, 5.95%, Due 9/08/03                     5,650,000        5,678,470
Bausch & Lomb, Inc. Variable Rate Notes,
  6.375%, Due 8/01/13 (Remarketing
  Date 8/01/03)                                      1,100,000        1,100,473
Boyd Gaming Corporation Senior Notes,
  9.25%, Due 10/01/03                                6,315,000        6,472,875
Cox Communications, Inc. Notes,
  6.15%, Due 8/01/03                                 5,785,000        5,794,036
EOP Operating LP Notes, 6.50%, Due 1/15/04           1,970,000        2,028,795
FirstEnergy Corporation First Mortgage
  Notes, 7.375%, Due 6/01/03                        13,004,000       13,061,322
Fort James Corporation Notes,
  6.70%, Due 11/15/03                                4,850,000        4,922,750
HCA, Inc. Notes, 7.15%, Due 3/30/04                  4,500,000        4,644,702
Hercules, Inc. Notes, 6.625%, Due 6/01/03            3,950,000        3,969,750
ITT Corporation Notes, 6.75%, Due 11/15/03           6,765,000        6,867,611
Mandalay Resort Group Senior Subordinated
  Notes, 6.75%, Due 7/15/03                          5,749,000        5,806,490
Park Place Entertainment Corporation Senior
  Notes, 7.95%, Due 8/01/03                         11,645,000       11,848,787
Raytheon Company Notes,
  5.70%, Due 11/01/03                                9,475,000        9,594,669
Salomon Brothers, Inc. Medium-Term
  Floating Rate Notes, 4.00%, Due 9/30/03            4,400,000        4,406,248
Simon Property Group LP Notes,
  6.75%, Due 2/09/04                                 2,655,000        2,756,708
Sprint Capital Corporation Senior Notes,
  5.70%, Due 11/15/03                                7,110,000        7,252,200
Tele-Communications, Inc. Senior Notes,
  9.65%, Due 10/01/03                                2,718,000        2,720,468
Turner Broadcasting System, Inc. Senior
  Notes, 7.40%, Due 2/01/04                          6,970,000        7,157,082
WMX Technologies, Inc. Notes:
  6.375%, Due 12/01/03                               5,105,000        5,218,469
  8.00%, Due 4/30/04                                10,000,000       10,552,260
                                                                ---------------
                                                                    131,524,326

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 0.3%
North Carolina Municipal Power Agency
  Number 1 Catawba Electric Revenue,
  2.95%, Due 1/01/04                              $  5,825,000  $     5,844,863

Non-Agency Mortgage &
  Asset-Backed Securities 1.0%
AAMES Mortgage Trust Interest Only Pass-
  Thru Certificates, Series 2001-1, Class A,
  6.00%, Due 3/25/04                                 9,825,000          385,325
Amortizing Residential Collateral Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-BC5, Class A,
  6.00%, Due 1/25/04                                20,000,000          940,000
Conseco Finance Home Equity Loan Trust
  Interest Only Floating Rate Certificates,
  Series 2001-C, Class A, 10.75%, Due 2/15/04       37,500,000        2,783,250
Delta Funding Home Equity Loan Trust
  Interest Only Asset-Backed Certificates,
  Series 2000-3, Class 3, 9.20%, Due 9/15/03        11,212,090          301,325
GMACM Home Equity Loan Trust Loan-
  Backed Interest Notes, Series 2001-HE4,
  Class A-IO, 8.00%, Due 4/25/04                    61,129,000        4,307,687
IMPAC Secured Assets Corporation Interest
  Only Mortgage Pass-Thru Certificates:
  Series 2000-4, Class A, 8.00%, Due 5/25/03        20,000,000            3,126
  Series 2000-5, Class A, 5.50%, Due 6/25/03        20,000,000           78,126
IndyMac ABS, Inc. Home Equity Loan
  Interest Only Asset-Backed Certificates:
  Series 2000-C, Class AF,
  7.00%, Due 11/25/03                               12,700,000          404,203
  Series 2001-A, Class AF-6,
  7.00%, Due 2/25/04                                30,000,001        1,161,328
Long Beach Mortgage Loan Trust Variable
  Rate Asset-Backed Certificates:
  Series 2000-1, Class S, 1.50%, Due 3/21/04        72,546,600          872,830
  Series 2001-2, Class S-2, 2.50%, Due 1/25/04      46,876,000          776,384
  Series 2001-3, Class S-2, 3.50%, Due 3/25/04      31,766,000          635,320
Residential Asset Mortgage Products, Inc.
  Interest Only Mortgage Pass-Thru
  Certificates:
  Series 2001-RS1, Class A-I-IO,
  7.00%, Due 9/25/03                                21,375,000          477,599
  Series 2001-RS2, Class A-I-IO,
  3.00%, Due 12/25/03                               23,000,000          330,625
  Series 2001-RS3, Class A-I-IO,
  6.00%, Due 4/25/04                                47,100,000        2,383,260
  Series 2001-RZ3, Class A-IO,
  8.00%, Due 2/25/04                                12,500,000          625,000
Residential Asset Securities Corporation
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-KS3, Class A,
  5.00%, Due 3/25/04                                60,276,846        1,780,054
Residential Asset Securitization Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-A1,
  Class 1-A, 5.00%, Due 2/25/04                     57,000,000        1,914,847
Residential Funding Mortgage Securities II,
  Inc. Interest Only Home Equity Loan-
  Backed Notes:
  Series 2001-HI4, Class A,
  10.00%, Due 3/25/04                               21,250,000        1,703,321
  Series 2001-HS2, Class A,
  7.25%, Due 12/25/03                               16,250,000          665,234
Saxon Asset Securities Trust Interest Only
  Mortgage Loan Asset-Backed Certificates,
  Series 2001-1, Class A, 6.00%,
  Due 10/25/03                                      60,129,999        1,282,460
Soundview Home Equity Loan Trust
  Interest Only Asset-Backed Certificates,
  Series 2001-1, Class IO, 7.00%,
  Due 4/15/04                                       21,466,837        1,012,966
                                                                ---------------
                                                                     24,824,270
Repurchase Agreements 4.9%
ABN AMRO Inc. (Dated 4/30/03), 1.34%,
  Due 5/01/03 (Repurchase proceeds
  $118,904,426); Collateralized by: United
  States Government & Agency Issues (g)            118,900,000      118,900,000
State Street Bank (Dated 4/30/03), 1.00%,
  Due 5/01/03 (Repurchase proceeds
  $1,467,641); Collateralized by: United
  States Government & Agency Issues (g)              1,467,600        1,467,600
                                                                ---------------
                                                                    120,367,600
Variable Rate Put Bonds 0.9%
Brazos River Authority PCR Refunding -
  TXU Electric Company Project, 4.25%,
  Due 5/01/33 (Mandatory
  Put at $100 on 11/01/03)                          21,500,000       21,513,115

United States Government Issues 0.0%
United States Treasury Bills,
  Due 6/26/03 thru 7/24/03 (c)                        650,000           648,613
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $337,181,822)                    338,143,572
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $2,452,806,943) 100.6%                                    2,453,989,095
Other Assets and Liabilities, Net (0.6%)                            (14,501,465)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 2,439,487,630
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                    Underlying     Unrealized
                                      Expiration    Face Amount   Appreciation
                                         Date        at Value    (Depreciation)
--------------------------------------------------------------------------------
Sold:
477 Five-Year U.S. Treasury Notes        6/03     $ 54,258,750    $    (404,615)
44 Ten-Year U.S. Treasury Notes          6/03        5,065,500           (7,406)
86 Two-Year U.S. Treasury Notes          6/03       18,567,938          (91,741)

SWAPS
--------------------------------------------------------------------------------
Open Swap contracts at April 30, 2003 consisted of the following:
--------------------------------------------------------------------------------
                                                                   Unrealized
                          Notional       Interest       Interest   Appreciation/
  Issuer                   Amount          Sold          Bought   (Depreciation)
--------------------------------------------------------------------------------
Salomon Brothers, Inc. $  4,400,000  10 Year Constant   3 Month   $        (856)
  (Expires 9/30/03)                      Maturity      USD LIBOR
                                     Treasury -140 bp   +30 bp
Morgan Stanley Capital
  Services, Inc.         28,004,000        2.43%      3 Month USD       (19,052)
  (Expires 6/01/03)                                      LIBOR

--------------------------------------------------------------------------------

                  STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 34.0%
Alabama 0.9%
Alabama 21st Century Authority Tobacco
  Settlement Revenue:
  5.125%, Due 12/01/05                            $    225,000  $       226,406
  5.25%, Due 12/01/06                                1,000,000        1,003,750
Birmingham, Alabama Baptist Medical
  Center Special Care Facilities Financing
  Authority Revenue - Baptist Health System
  Project, 3.875%, Due 11/15/16 (Mandatory
  Put at $100 on 7/01/04)                           13,000,000       13,048,750
Shelby County, Alabama Board of Education
  COP, 2.40%, Due 5/15/06                            2,520,000        2,520,655
                                                                ---------------
                                                                     16,799,561
Alaska 0.1%
Northern Tobacco Securitization
  Corporation Tobacco Settlement
  Revenue, 4.75%, Due 6/01/15                        1,495,000        1,468,837

Arkansas 1.6%
Crossett, Arkansas PCR - Georgia Pacific
  Corporation Project, 4.875%, Due 10/01/07         10,825,000        9,688,375
Fayetteeville, Arkansas Sales and Use Tax
  Capital Improvement Revenue,
  3.20%, Due 6/01/07                                 2,505,000        2,526,919
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06          2,205,000        2,240,831
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding,
  4.00%, Due 2/01/06 (f) (i)                           610,000          632,875
Washington County, Arkansas Sales & Use
  Tax Capital Improvemnet Bonds,
  3.25%, Due 6/01/07 (i)                            13,160,000       13,208,166
                                                                ---------------
                                                                     28,297,166
California 1.1%
Pasadena, California Revenue,
  4.25%, Due 12/19/06                                3,130,291        3,157,681
Santa Clara County, California Financing
  Authority Special Obligation Revenue:
  4.00%, Due 8/01/05                                 4,000,000        4,210,000
  4.00%, Due 8/01/06                                 2,000,000        2,125,000
Santa Rosa, California Rancheria Tachi
  Yokut Tribe Enterprise Revenue,
  6.625%, Due 3/01/06                                4,000,000        4,095,000
Tobacco Securitization Authority of
  Southern California Tobacco
  Settlement Revenue:
  4.00%, Due 6/01/04                                   795,000          798,299
  4.00%, Due 6/01/05                                   500,000          500,000
  5.25%, Due 6/01/27                                 5,925,000        5,695,406
                                                                ---------------
                                                                     20,581,386
Colorado 0.8%
Arapahoe County, Colorado SFMR - IDK
  Partners I Trust Pass-Thru Certificates,
  5.25%, Due 11/01/19 (i)                              456,348          461,446
Colorado Health Facilities Authority
  Revenue, 6.625%, Due 2/01/13                       5,000,000        5,132,950
Colorado Health Facilities Authority
  Revenue - Evangelical Lutheran Project:
  2.80%, Due 10/01/04                                3,405,000        3,456,075
  3.05%, Due 10/01/05                                1,000,000        1,022,500
Denver, Colorado City and County
  Airport Revenue Refunding,
  4.00%, Due 11/15/06 (i)                            1,630,000        1,721,688
El Paso County, Colorado School District
  Number 020 GO, 7.15%, Due 12/15/05 (i)             1,200,000        1,336,500
Garfield County, Colorado Hospital
  Revenue - Valley View Hospital
  Association Project (i):
  2.00%, Due 5/15/04                                   605,000          607,269
  2.50%, Due 5/15/05                                   725,000          733,156
  3.00%, Due 5/15/06                                   725,000          741,312
                                                                ---------------
                                                                     15,212,896
Connecticut 0.2%
Mashantucket Western Pequot Tribe
  Special Revenue, 6.40%, 9/01/11
  (Pre-Refunded at $101 on 9/01/07)                  2,685,000        3,128,025

Florida 0.3%
Collier County, Florida Health Facilities
  Authority Health Facilities Revenue
  Refunding - Moorings, Inc. Project,
  7.00%, Due 12/01/19                                2,675,000        2,875,625
Escambia County, Florida Health Facilities
  Authority Revenue - Ascension Health
  Credit Project:
  2.50%, Due 11/15/05                                1,700,000        1,738,250
  5.00%, Due 11/15/06                                1,000,000        1,101,250
                                                                ---------------
                                                                      5,715,125
Georgia 1.8%
Bibb County, Georgia GO,
  5.25%, Due 8/01/27                                32,540,000       33,086,672

Illinois 1.8%
Chicago, Illinois O'Hare International
  Airport Revenue Refunding (i):
  4.90%, Due 1/01/06                                 4,825,000        5,022,198
  5.70%, Due 1/01/08                                 1,500,000        1,534,890
Chicago, Illinois Tax Increment - Near
  South Redevelopment Project,
  5.00%, Due 11/15/06 (i)                            2,000,000        2,170,000
Chicago, Illinois Transit Authority
  Capital Revenue (i):
  4.00%, Due 6/01/06                                 4,500,000        4,636,260
  5.00%, Due 6/01/07                                 7,500,000        7,978,125
Cook County, Illinois GO Refunding,
  5.00%, Due 11/15/04 (f) (i)                        1,450,000        1,513,438
Illinois DFA Revenue Refunding - Olin
  Corporation Project, 4.50%, Due 6/01/04            2,500,000        2,502,175
Illinois Health Facilities Authority Revenue
  Refunding, 7.00%, Due 11/15/19:
  Glen Oaks Medical Center Project                   3,000,000        3,148,230
  Hinsdale Hospital Project                          3,000,000        3,148,230
Kane, McHenry, Cook and DeKalb
  Counties, Illinois Community Unit
  School District Number 300 GO Lease
  Secured COP - School Building Project,
  6.90%, Due 12/01/04                                  950,000          992,902
                                                                ---------------
                                                                     32,646,448
Indiana 1.8%
De Kalb, Indiana Central Building
  Corporation First Mortgage Revenue,
  5.00%, Due 2/01/05                                 1,935,000        2,017,237

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Huntington, Indiana EDR Refunding -
  Quanex Corporation Project,
  6.50%, Due 8/01/10                              $  1,665,000  $     1,689,975
Indiana University Capital Appreciation
  Revenue Refunding,
  Zero %, Due 8/01/08 (i)                           10,000,000        8,550,000
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal
  Express Corporation Project,
  7.10%, Due 1/15/17                                17,000,000       18,041,250
Lawrence, Indiana BAN, 3.00%, Due 7/01/04            1,425,000        1,426,226
                                                                ---------------
                                                                     31,724,688
Iowa 0.0%
Cedar Rapids, Iowa First Mortgage
  Revenue - Cottage Grove Place Project,
  5.30%, Due 7/01/05                                   415,000          408,256

Kentucky 0.5%
  Kentucky Turnpike Authority Resource
  Recovery Road Revenue,
  7.20%, Due 7/01/09                                 4,400,000        5,137,000
Newport, Kentucky BAN,
  2.41%, Due 12/01/04                                4,500,000        4,522,185
                                                                ---------------
                                                                      9,659,185
Louisiana 2.4%
  Calcasieu Parish, Louisiana IDB PCR
  Refunding - Gulf States Utilities Company
  Project, 6.75%, Due 10/01/12                       8,000,000        8,130,000
Louisiana Agricultural Finance Authority
  Revenue - La Pacific Corporation
  Project, 5.20%, Due 5/01/04 (i)                      345,000          354,246
Louisiana Health and Education Authority
  Revenue - Lambeth House, Inc. Project,
  8.75%, Due 10/15/17                               12,295,000       15,138,219
Louisiana Health and Education Authority
  Revenue Refunding - Lambeth House,
  Inc. Project, 5.25%, Due 1/01/05                     615,000          618,075
Louisiana Public Facilities Authority
  Hospital Revenue Refunding - Pendleton
  Memorial Methodist Hospital Project,
  6.75%, Due 6/01/10                                   795,000          728,419
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal
  Facilities Revenue Refunding -
  Electro-Coal Transfer Corporation
  Project, 5.00%, Due 9/01/07:
  Series A                                             325,000          318,094
  Series D                                          13,575,000       13,286,531
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                    5,300,000        5,505,640
                                                                ---------------
                                                                     44,079,224
Maine 0.1%
  Bucksport, Maine Solid Waste Disposal
  Revenue-Champ International
  Corporation Project, 6.25%, Due 5/01/10            1,000,000        1,014,250
Maryland 0.4%
  Carroll County, Maryland Consolidated
  Public Improvement Refunding,
  4.50%, Due 11/01/05 (f)                            2,000,000        2,120,000

Montgomery County, Maryland Solid
  Waste Systems Revenue,
  5.875%, Due 6/01/13 (i)                            5,000,000        5,116,650
                                                                ---------------
                                                                      7,236,650
Massachusetts 0.9%
Massachusetts Health and EFA Revenue:
  Baritas Christi Obligation Project,
  5.00%, Due 7/01/04                                 1,000,000        1,025,000
  Caritas Christi Group Project,
  5.25%, Due 7/01/05                                 4,930,000        5,121,037
Massachusetts Industrial Finance Agency
  Resource Recovery Revenue Refunding:
  Ogden Haverhill Project,
  5.15%, Due 12/01/07                                  500,000          489,375
Refusetech, Inc. Project, 6.30%,
  Due 7/01/05                                        8,930,000        9,164,323
                                                                ---------------
                                                                     15,799,735
Michigan 1.9%
Michigan Hospital Finance Authority
  Revenue - Henry Ford Health System
  Project, 5.00%, Due 3/01/05                        1,000,000        1,057,500
Michigan Strategic Fund Limited
  Obligation Revenue - Ford Motor
  Company Project, 7.10%, Due 2/01/06               11,690,000       12,479,075
Suburban Mobility Authority Regional
  Transportation COP, 4.90%, Due 8/15/07            12,537,527       13,117,387
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 2/15/06              7,692,176        7,990,248
                                                                ---------------
                                                                     34,644,210
Minnesota 0.2%
  Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 5.45%, Due 1/01/16 (i)                  3,000,000        3,085,560

Mississippi 0.4%
  Adams County, Mississippi PCR -
  International Paper Company Project,
  5.625%, Due 11/15/06                               2,350,000        2,436,151
Biloxi, Mississippi Housing Authority
  MFHR - Bayview Place Estates Project,
  4.50%, Due 9/01/05 (c)                             2,000,000        2,024,920
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue,
  5.60%, Due 9/01/04                                 2,750,000        2,816,550
                                                                ---------------
                                                                      7,277,621
Missouri 0.8%
Missouri COP - Acute Care Psychiatric
  Hospital Project, 5.20%, Due 10/15/04              1,000,000        1,026,020
Missouri Development Finance Board
  Infrastructure Facilities Revenue -
  Branson Project, 4.00%, Due 12/01/04               2,000,000        2,060,000
Missouri Health and EFA Revenue - SSM
  Health Care Project, 3.00%, Due 6/01/04           10,125,000       10,323,956
Missouri Higher Education Loan Authority
  Student Loan Revenue, 6.50%, Due 2/15/06           1,425,000        1,448,954
                                                                ---------------
                                                                     14,858,930
Nebraska 0.3%
  Energy America Nebraska Natural Gas
  Revenue - Nebraska Public Gas Agency
  Project, 5.10%, Due 10/15/05                       2,825,373        2,835,968

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Omaha Tribe of Nebraska Public
  Improvements Authority GO,
  7.50%, Due 6/01/09                              $  1,995,000  $     2,034,900
                                                                ---------------
                                                                      4,870,868
Nevada 0.4%
Washoe County, Nevada Water Facility
  Revenue - Sierra Pacific Power Project,
  6.65%, Due 6/01/17 (i)                             7,500,000        7,665,750

New Jersey 0.3%
New Jersey Lease Revenue Master Lease
  Purchase, 5.137%, Due 6/01/04                      6,052,785        6,103,083

New Mexico 0.9%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06            16,220,000       16,666,050
New York 2.8%
Dutchess County, New York Industrial
  Development Agency Civic Facility Revenue
  Refunding - Marist College Project:
  2.60%, Due 7/01/04                                 1,005,000        1,013,794
  2.75%, Due 7/01/05                                 1,055,000        1,069,506
Monroe Newpower Corporation Power
  Facilities Revenue, 3.30%, Due 1/01/09             4,185,000        4,247,775
New York Dormatory Authority Revenue -
  City University System Consolidated
  Project:
  5.00%, Due 7/01/06                                10,000,000       10,900,000
  5.00%, Due 7/01/07                                15,000,000       16,481,250
New York, New York GO,
  5.30%, Due 8/01/04                                15,220,000       15,866,850
                                                                ---------------
                                                                     49,579,175
North Carolina 0.2%
North Carolina Municipal Power Agency
  Number 1 Catawba Electric Revenue:
  3.00%, Due 1/01/05                                 1,020,000        1,034,025
  5.00%, Due 1/01/05                                 2,000,000        2,092,500
                                                                ---------------
                                                                      3,126,525
Ohio 0.8%
Lorain County, Ohio Hospital Revenue
  Refunding - Catholic Healthcare Project:
  5.00%, Due 10/01/04                                3,000,000        3,142,500
  5.25%, Due 10/01/08                                4,000,000        4,365,000
Ohio Department of Transportation COP -
  Rickenbacker Port Project,
  6.125%, Due 4/15/15 (i)                              205,000          205,902
Ohio University General Receipts
  Athens Revenue:
  5.00%, Due 12/01/04 (f) (i)                        2,575,000        2,652,250
  5.00%, Due 12/01/05 (f) (i)                        1,750,000        1,868,125
Rickenbacker, Ohio Port Authority Capital
  Funding Revenue, 3.90%, Due 5/01/04 (i)              300,000          307,908
Youngstown, Ohio City School District
  Energy Conservation Measures,
  6.80%, Due 3/15/05                                 1,430,000        1,535,463
                                                                ---------------
                                                                     14,077,148
Oklahoma 0.1%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue - American Airlines-AMR
  Corporation Project, 7.35%, Due 12/01/11           4,350,000        2,349,000

Oregon 0.1%
Western Lane Hospital District Oregon
  Hospital Facility Authority Revenue
  Refunding, 5.625%, Due 8/01/07 (i)                 2,460,000        2,622,975

Pennsylvania 2.2%
Carbon County, Pennsylvania IDA Resource
  Recovery Revenue Refunding - Panther
  Creek Partners Project, 6.65%, Due 5/01/10        15,750,000       16,360,312
Lehigh County, Pennsylvania General
  Purpose Authority Revenue - KidsPeace
  Obligated Group Project,
  5.50%, Due 11/01/04                                2,500,000        2,515,625
Pennsylvania EDFA Revenue Refunding -
  Northhampton Project, 6.75%, Due 1/01/07           7,000,000        7,183,750
Pennsylvania EDFA Wastewater Treatment
  Revenue - Sun Company, Inc. R&M
  Project, 7.60%, Due 12/01/24                       3,000,000        3,187,500
Pennsylvania Housing Finance Agency
  SFMR, 3.60%, Due 10/01/04                          1,685,000        1,714,488
Philadelphia, Pennsylvania Gas Works
  Revenue, 6.375%, Due 7/01/14 (i)                   3,435,000        3,531,592
Philadelphia, Pennsylvania Municipal
  Authority Equipment Revenue,
  5.297%, Due 10/01/04 (i)                           4,454,626        4,558,419
Pittsburgh, Pennsylvania Urban
  Redevelopment Authority Mortgage
  Revenue, 5.15%, Due 4/01/21 (i)                      960,000          976,800
                                                                ---------------
                                                                     40,028,486
Puerto Rico 0.9%
Commonwealth of Puerto Rico Highway
  and Transportation Authority Revenue,
  5.00%, Due 7/01/05                                13,505,000       14,382,825
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates:
  5.35%, Due 7/15/04                                 1,427,349        1,466,601
  5.35%, Due 7/15/04                                   298,998          310,958
                                                                ---------------
                                                                     16,160,384
South Carolina 0.1%
South Carolina Ports Authority Ports
  Revenue, 7.60%, Due 7/01/04                        1,380,000        1,474,875
South Dakota 0.1%
Pennington County, South Dakota PCR
  Refunding - Black Hills Power and Light
  Company Project, 6.70%, Due 6/01/10                1,000,000        1,013,350
South Dakota EDFA EDR - Angus Project:
  3.00%, Due 4/01/05                                   230,000          234,025
  3.00%, Due 4/01/06                                   235,000          240,287
  3.75%, Due 4/01/07                                   245,000          252,963
                                                                ---------------
                                                                      1,740,625
Tennessee 1.2%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital
  First Mortgage Revenue - Mountain
  States Project, 5.25%, Due 7/01/26
  (Mandatory Put at $100 on 7/01/04)                21,425,000       21,498,702
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/12                                  300,000          190,125
                                                                ---------------
                                                                     21,688,827

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Texas 2.8%
Brazos, Texas Higher Education Authority,
  Inc. Student Loan Revenue Refunding,
  5.70%, Due 6/01/04                              $    795,000  $       812,800
Charter Mac Equity Issuer Trust Bonds,
  3.25%, Due 3/15/07                                45,000,000       45,112,500
Falcons Lair, Texas Utility and Reclamation
  District COP, 6.25%, Due 10/15/04
  (Defaulted Effective 4/15/03) (h)                    500,000          290,000
Harris County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Memorial Hospital System
  Project, 7.125%, Due 6/01/15                       2,720,000        2,886,002
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project,
  5.50%, Due 5/15/06                                 1,155,000        1,267,612
Texas Department of Housing and
  Community Affairs SFMR,
  5.25%, Due 9/01/14 (c) (i)                           715,000          719,040
                                                                ---------------
                                                                     51,087,954
Utah 0.2%
Eagle Mountain, Utah Special Improvement
  District Number 98-3 Special Assessment,
  5.50%, Due 12/15/08                                2,886,000        2,933,648
Jordan, Utah School District - School
  Fitness Equipment, 4.75%, Due 2/28/05                627,912          641,688
Salt Lake City, Utah Granite School
  District,
  GO, 4.60%, Due 8/15/05                               792,440          805,516
                                                                ---------------
                                                                      4,380,852
Vermont 0.1%
Vermont Student Assistance Corporation
  Education Loan Revenue Refunding,
  6.40%, Due 6/15/04 (i)                             1,415,000        1,435,659

Virgin Islands 0.1%
Virgin Islands Public Finance Authority
  Revenue, 5.50%, Due 10/01/04                       1,000,000        1,045,000

Virginia 1.6%
Covington-Alleghany Counties, Virginia
  IDA PCR Refunding - Westvaco
  Corporation Project, 5.90%, Due 3/01/05            5,645,000        5,941,363
Lunenburg County, Virginia GO,
  3.50%, Due 2/01/06                                 4,000,000        4,095,000
Southwest Virginia Regional Jail Authority
  Revenue, 3.00%, Due 9/01/06 (i)                   18,000,000       18,562,500
                                                                ---------------
                                                                     28,598,863
Washington 0.3%
Fife, Washington Local Improvement
  District BAN Number 98-2,
  3.15%, Due 7/01/04                                 3,500,000        3,505,845
Port Longview, Washington IDC Solid Waste
  Disposal Revenue, 7.45%, Due 2/01/13               1,000,000        1,007,310
                                                                ---------------
                                                                      4,513,155
Wisconsin 0.5%
Badger Tobacco Asset Securitization
  Corporation Revenue:
  5.50%, Due 6/01/05                                 2,000,000        2,040,000
  5.50%, Due 6/01/06                                   495,000          501,806
Forest County Potawatomie Community,
  Wisconsin Refunding - General Credit
  Health Center Project, 4.50%, Due 12/01/04         1,620,000        1,632,150

Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue
  Refunding - 2430 West Wisconsin Avenue
  Project, 5.60%, Due 9/01/09 (i)                      250,000          255,938
Milwaukee, Wisconsin Redevelopment
  Authority Lease Revenue - Pabst Theater
  Project, 3.50%, Due 9/01/04                          280,000          287,700
Wisconsin Health and EFA Revenue -
  Luther Hospital Project,
  6.125%, Due 11/15/06                               3,500,000        3,615,710
Wisconsin Housing and EDA EDR,
  3.60%, Due 5/01/05 (i)                               770,000          786,363
                                                                ---------------
                                                                      9,119,667
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $611,419,983)                           615,059,346
-------------------------------------------------------------------------------

Variable Rate Put Bonds (d) 9.9%
Colorado 0.2%
Adams County, Colorado MFHR
  Refunding - Brittany Station Project,
  5.40%, Due 9/01/25 (Mandatory Put at
  $100 on 9/01/05) (i)                               3,300,000        3,514,500

District of Columbia 0.9%
District of Columbia Revenue - Medstar
  University Hospital Project:
  6.625%, Due 8/15/31 (Mandatory Put
  at $100 on 2/15/05)                               10,000,000       10,512,500
  6.80%, Due 8/15/31 (Mandatory Put
  at $100 on 2/15/06)                                4,975,000        5,348,125
                                                                ---------------
                                                                     15,860,625
Georgia 0.1%
Marietta, Georgia Authority MFHR
  Refunding - Wood Knoll Project,
  4.75%, Due 7/01/24 (Mandatory Put
  at $100 on 7/01/04)                                1,965,000        1,987,106

Indiana 1.3%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project
  (Mandatory Put at $100 on 3/01/06):
  4.75%, Due 3/01/25                                12,315,000       12,484,331
  5.00%, Due 3/01/30                                 5,500,000        5,630,625
Warrick County, Indiana PCR - Southern
  Indiana Gas and Electric Project,
  4.30%, Due 7/01/04 (Mandatory Put
  at $100 on 7/01/04)                                5,025,000        5,047,160
                                                                ---------------
                                                                     23,162,116
Kansas 0.7%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Project,
  4.75%, Due 10/01/17 (Mandatory Put
  at $100 on 10/01/07)                               6,675,000        6,950,344
La Cygne, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power and Light Company
  Project, 3.90%, Due 3/01/18 (Mandatory
  Put at $100 on 9/01/04)                            5,040,000        5,172,300
                                                                ---------------
                                                                     12,122,644
Louisiana 0.1%
St. Charles Parish, Louisiana PCR
  Refunding, 4.85%, Due 6/01/30
  (Mandatory Put at $100 on 6/01/05)                 2,000,000        2,025,000

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Nevada 0.5%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)              $  9,300,000  $     9,300,000

New Jersey 0.6%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%,
  Due 5/15/32 (Putable at $100 and
  Rate Reset Effective 5/15/04)                     11,000,000       10,941,920

New York 0.3%
New York Dormatory Authority Revenue -
  Senior Communities, Inc. Project, 5.70%,
  Due 7/01/29 (Mandatory Put at $100
  on 5/13/05) (i)                                    2,100,000        2,231,250
New York Environmental Facilities
  Corporation Solid Waste Disposal Revenue -
  Waste Management Project, 4.00%, Due
  5/01/12 (Mandatory Put at $100 on 5/01/04)         3,000,000        3,032,820
                                                                ---------------
                                                                      5,264,070
Oklahoma 0.1%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue Refunding - AMR Corporation
  Project:
  5.375%, Due 12/01/35 (Mandatory Put
  at $100 on 12/01/06)                                 700,000          382,375
  5.80%, Due 6/01/35 (Mandatory Put
  at $100 on 12/01/04)                               3,700,000        2,044,250
                                                                ---------------
                                                                      2,426,625
Pennsylvania 0.4%
Montgomery County, Pennsylvania IDA
  PCR Refunding - Peco Energy Company,
  5.20%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/04)                                  6,750,000        7,053,750

Puerto Rico 0.6%
Commonwealth of Puerto Rico Department
  of Corrections Leases, 6.41%, Due 6/09/04            731,614          735,272
Commonwealth of Puerto Rico Department
  of Family Services Leases,
  6.41%, Due 8/02/04                                   779,173          783,069
Commonwealth of Puerto Rico GO, 5.00%,
  Due 7/01/18 (Mandatory Put at
  $100 on 7/01/08) (f)                               8,000,000        8,680,000
Commonwealth of Puerto Rico Leases -
  Sugar Corporation Project,
  6.43%, Due 11/30/04                                  894,772          901,483
                                                                ---------------
                                                                     11,099,824
Tennessee 0.9%
Metropolitan Government of Nashville and
  Davidson Counties, Tennessee IDR -
  Waste Management, Inc. Project, 4.10%,
  Due 8/01/31 (Mandatory Put at $100
  on 8/01/04)                                        2,500,000        2,537,500
Shelby County, Tennessee Health,
  Educational and Housing Facilities Board
  Revenue Refunding - Arbors of
  Germantown Project, 4.75%, Due 7/01/24
  (Mandatory Put at $100 on 7/01/04)                12,800,000       12,960,000
                                                                ---------------
                                                                     15,497,500
Texas 3.1%
Brazoria County, Texas Brazos River
  Harbor Navigation District Revenue -
  Dow Chemical Company Project, 4.20%,
  Due 5/15/33 (Mandatory Put at $100
  on 5/15/05)                                        6,150,000        6,288,375
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                 2,500,000        2,500,000
Lubbock, Texas Health Facilities
  Development Corporation First Mortgage
  Revenue - Carillon, Inc. Project, 5.75%,
  Due 7/01/29 (Mandatory Put at $100
  on 7/01/04)                                        1,295,000        1,299,857
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                  7,300,000        7,327,375
Northside, Texas Independent School District -
  School Building Project, 2.25%, Due 8/01/31
  (Mandatory Put at $100 on 8/01/04) (i)            36,850,000       36,939,177
Trinity River Authority PCR Revenue - TXU
  Electric Company Project, 5.00%,
  Due 5/01/27 (Mandatory Put at $100
  on 11/01/06)                                       1,130,000        1,124,350
                                                                ---------------
                                                                     55,479,134
Washington 0.1%
Chelan County, Washington Public Utility
  District Number 1 Consolidated
  Revenue - Chelan Hydro Project:
  7.50%, Due 7/01/25 (Mandatory Put at
  $100 on 7/01/06)                                   1,430,000        1,443,914
  7.60%, Due 7/01/25 (Mandatory Put at
  $100 on 7/01/11)                                   1,000,000        1,009,570
                                                                ---------------
                                                                      2,453,484
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $178,228,432)                                               178,188,298
-------------------------------------------------------------------------------

Short-Term Investments (a) 57.1%
Municipal Bonds 10.6%
Alaska 0.0%
Alaska Industrial Development & Export
  Authority Revenue Refunding,
  4.50%, Due 4/01/04                                   675,000          691,781

California 0.0%
California County Tobacco Securitization
  Agency Tobacco Revenue,
  2.25%, Due 6/01/03                                   500,000          499,485

Colorado 1.6%
Denver, Colorado City and County MFHR
  Refunding - The Seasons Apartments
  Project, 3.01%, Due 10/15/08
  (Rate Reset Effective on 5/15/03)                 27,800,000       28,419,940

Connecticut 0.1%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin
  System Bristol Project, 6.125%, Due 7/01/03          875,000          875,796
Connecticut HFA Housing Mortgage
  Finance Program, 7.30%, Due 11/15/03                 135,000          139,355
                                                                ---------------
                                                                      1,015,151
District of Columbia 0.2%
District of Columbia GO,
  6.125%, Due 6/01/03 (i)                            2,810,000        2,820,228

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Florida 0.1%
Boca Place Associates, Ltd. Revenue,
  4.65%, Due 2/01/04 (i)                          $  1,980,000  $     2,024,134

Idaho 0.1%
Blaine County, Idaho Hailey School District
  Number 061 RAN, 2.20%, Due 6/30/03                 2,000,000        2,000,000
Idaho Student Loan Fund Marketing
  Association, Inc. Student Loan Revenue,
  5.15%, Due 10/01/03                                  195,000          197,184
                                                                ---------------
                                                                      2,197,184
Illinois 2.3%
Chicago, Illinois Tax Increment - Sub-
  Central Loop Redevelopment Project,
  6.35%, Due 12/01/03                                1,100,000        1,126,697
Cook County, Illinois GO Refunding,
  5.00%, Due 11/15/03 (f) (i)                        1,000,000        1,007,710
Eureka, Illinois Educational Facilities
  Revenue - Eureka College Project,
  5.95%, Due 1/01/19 (Mandatory Put
  at $100 on 1/01/04) (f)                            3,330,000        3,334,496
Grundy County, Morris, Illinois School
  District Number 54, 5.30%, Due 12/01/03            2,100,000        2,138,955
Kane, Cook and Du Page Counties, Illinois
  School District Number 46 Tax
  Anticipation, 2.25%, Due 11/28/03                 11,000,000       11,064,020
Lake County, Illinois Round Lake
  Community Unit School District
  Number 116 Tax Anticipation Warrants,
  4.20%, Due 11/15/03                                5,190,000        5,241,122
Rockford, Illinois School District Number
  205 Tax Anticipation Warrants:
  2.78%, Due 10/30/03                               10,500,000       10,532,372
  3.10%, Due 10/31/03                                7,500,000        7,540,875
                                                                ---------------
                                                                     41,986,247
Indiana 0.1%
East Chicago, Indiana School City COP,
  5.10%, Due 7/15/03                                   410,000          412,399
North Lawrence, Indiana Community
  School Improvement Corporation First
  Mortgage Revenue, 5.20%, Due 7/01/03                 505,000          507,969
                                                                ---------------
                                                                        920,368
Iowa 0.2%
Iowa Higher Education Loan Authority
  RAN, 5.125%, Due 5/23/03:
  Briar Cliff Project                                1,900,000        1,900,570
  William Penn Project                               2,305,000        2,305,692
                                                                ---------------
                                                                      4,206,262
Kansas 0.2%
Kansas City, Kansas Board of Public Utilities
  Master Municipal Lease and Option
  Agreement, 4.47%, Due 5/01/03                        466,394          466,394
Kansas Independent College Finance
  Authority RAN:
  4.00%, Due 5/01/03                                   700,000          700,000
  4.15%, Due 5/01/03                                 1,500,000        1,500,000
  5.25%, Due 5/01/03                                 1,500,000        1,500,000
                                                                ---------------
                                                                      4,166,394
Kentucky 0.1%
Kentucky EDFA Hospital System
  Refunding and Improvement Revenue -
  Appalachian Regional Healthcare, Inc.
  Project, 5.10%, Due 10/01/03                       2,165,000        2,163,138

Maryland 0.0%
Maryland Master Lease,
  3.635%, Due 1/01/04                                  232,800          233,375

Massachusetts 0.6%
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research Project,
  4.698%, Due 5/07/03                                  294,987          294,984
Massachusetts Health and EFA Revenue:
  Baritas Christi Obligation Project,
  4.00%, Due 7/01/03                                   750,000          752,295
  Caritas Christi Group Project, 5.25%, 7/01/03      5,730,000        5,751,316
  Milton Hospital Project, 4.50%, Due 7/01/03        1,015,000        1,018,593
New Bedford, Massachusetts RAN,
  2.50%, Due 6/27/03                                 4,000,000        4,002,424
                                                                ---------------
                                                                     11,819,612
Michigan 1.1%
Detroit, Michigan Local Development
  Finance Authority GO, 9.50%, Due 5/01/21
  (Pre-Refunded at $102 on 5/01/03)                 19,240,000       19,624,800

Minnesota 0.0%
Minnesota Master Lease,
  4.305%, Due 12/01/03                                 225,371          226,167

Mississippi 0.1%
Jones County, Mississippi Hospital
  Revenue Refunding - South Central
  Regional Medical Center Project,
  5.00%, Due 12/01/03                                  915,000          926,749

Missouri 0.2%
Missouri Development Finance Board
  Infrastructure Facilities Revenue -
  Branson Project, 3.00%, Due 12/01/03               3,450,000        3,475,392

New Hampshire 0.3%
New Hampshire Health and Education
  Facilities Authority RAN:
  Series C 2.50%, Due 4/30/04 (f)                      500,000          503,700
  Series F 2.50%, Due 4/30/04 (f)                    2,645,000        2,664,573
  3.00%, Due 4/30/04 (f)                             1,600,000        1,619,744
                                                                ---------------
                                                                      4,788,017
New Jersey 0.1%
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 6/30/03
  (Defaulted Effective 12/21/99) (i)                 2,699,145        1,214,615

New York 0.2%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue - North Shore Health System
  Project, 4.30%, Due 11/01/03                         630,000          631,323
New York, New York Dormitory Authority
  Revenue - City University Systems
  Consolidated Project, 8.75%, Due 7/01/03           1,750,000        1,770,195
Rockland County, New York Solid Waste
  Management Authority BAN,
  3.50%, Due 9/01/03                                 1,000,000        1,006,320
                                                                ---------------
                                                                      3,407,838

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Ohio 0.3%
Beavercreek, Ohio City School District
  TAN, 3.25%, Due 12/01/03                        $  2,015,000  $     2,031,886
Lorain, Ohio Street Improvement BAN,
  2.75%, Due 4/01/04                                 3,625,000        3,643,814
                                                                ---------------
                                                                      5,675,700
Oregon 0.2%
Portland, Oregon Housing Authority
  MFHR Refunding - University Park
  Apartments Project, 5.05%, Due 10/01/11
  (Mandatory Put at $100 on 10/01/03)                4,000,000        4,031,000

Pennsylvania 0.5%
Haverford Township, Pennsylvania RAN,
  1.60%, Due 12/26/03                                1,000,000        1,000,730
Lehigh County, Pennsylvania General
  Purpose Authority Revenue -
  KidsPeace Obligated Group Project,
  5.50%, Due 11/01/03                                2,360,000        2,366,160
McKean County, Pennsylvania TRAN,
  2.75%, Due 12/31/03                                1,500,000        1,515,675
Monessen, Pennsylvania School District
  RAN, 2.90%, Due 6/30/03                            1,300,000        1,302,522
Montgomery County, Pennsylvania IDA
  First Mortgage Revenue Refunding -
  The Meadowood Corporation Project,
  5.15%, Due 12/01/03                                  390,000          388,253
Pennsylvania HFA SFMR, 2.25%, Due 4/01/04              910,000          914,632
Pennsylvania Housing Finance Agency,
  1.90%, Due 10/01/03                                  775,000          775,000
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Revenue - Moses
  Taylor Hospital Project, 5.45%, Due 7/01/03        1,350,000        1,311,835
                                                                ---------------
                                                                      9,574,807
South Carolina 0.1%
South Carolina Ports Authority Ports
  Revenue, 7.50%, Due 7/01/03                        1,280,000        1,292,454

South Dakota 0.3%
  B-Y Water District BAN, 3.25%, Due 1/01/04         4,000,000        4,043,320

South Dakota HDA Revenue,
  2.00%, Due 11/01/03 (i)                              965,000          968,426
                                                                ---------------
                                                                      5,011,746
Tennessee 0.5%
Knox County, Tennessee IDB IDR - Spartan
  Fund Systems, Inc. Project, 7.50%,
  Due 12/01/12 (Mandatory Put at $100
  on 12/01/03) (i)                                   1,500,000        1,505,625
Maryville, Tennessee IDB IDR - Spartan
  Food Systems, Inc. Project, 7.50%,
  Due 12/01/12 (Mandatory Put at $100
  on 12/01/03) (i)                                   1,500,000        1,505,445
Tennessee Energy Acquisition Corporation
  Gas Revenue Notes, 3.50%, Due 6/25/03              6,145,000        6,149,493
                                                                ---------------
                                                                      9,160,563
Virgin Islands 0.3%
Virgin Islands Public Finance Authority
  Revenue, 5.00%, Due 10/01/03                       5,580,000        5,648,745

Virginia 0.6%
Alexandria/Arlington, Arlington Counties,
  Virginia IDA Resource Recovery Revenue
  Refunding, 5.25%, Due 1/01/04 (i)                  1,000,000        1,027,090
Pittsylvania County, Virginia GO,
  4.00%, Due 6/01/03 (i)                             9,000,000        9,009,720
                                                                ---------------
                                                                     10,036,810
Washington 0.2%
Grant County, Washington Public Utility
  District Number 2 Priest Rapids
  Hydroelectric Development Second Series
  Revenue Refunding, 5.00%, Due 1/01/04 (i):
  Series A                                             670,000          687,058
  Series B                                             485,000          496,960
Grant County, Washington Public Utility
  District Number 2 Wanapum Hydroelectric
  Development Second Series Revenue
  Refunding, 5.00%, Due 1/01/04 (i):
  Series A                                             340,000          348,656
  Series B                                             385,000          394,802
Snohomish County, Sultan, Washington
  School District Number 311 GO,
  2.75%, Due 9/15/03                                 1,000,000        1,004,580
                                                                ---------------
                                                                      2,932,056
                                                                ---------------
Total Municipal Bonds                                               190,190,758

Variable Rate Put Bonds 46.5%
Alabama 0.9%
Birmingham, Alabama Baptist Medical
  Center Special Care Facilities
  Financing
  Authority Revenue - Baptist Health System
  Project, 2.51%, Due 11/15/16 (Putable at
  $100 and Rate Reset Effective on 5/14/03)         16,500,000       16,519,635

Arizona 4.3%
Maricopa County Arizona Pollution Control
  Corporation PCR Refunding - Arizona
  Public Service Company Project:
  1.70%, Due 5/01/29 (Mandatory Put at
  $100 on 3/04/04)                                   8,000,000        7,994,400
  Series D 1.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/05/04)                            5,000,000        4,999,950
  Series E 1.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/05/04)                           10,000,000        9,999,900
  Series F 1.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/05/04)                            1,500,000        1,499,985
Pima County, Arizona IDA MFHR - Casa
  Loma Apartments Project, 5.50%,
  Due 1/01/34 (Mandatory Put at
  $100 on 7/01/03)                                  20,340,000       20,340,000
USBI Trust Pass-Thru Certificates, 2.50%,
  Due 12/01/03 (Mandatory
  Put at $100 on 6/02/03) (i)                       31,870,000       31,870,000
                                                                ---------------
                                                                     76,704,235
California 4.5%
California RAN (Putable at $100 and Rate
  Reset Effective on 5/15/03):
  1.469%, Due 6/27/03                               15,000,000       14,982,201
  1.51%, Due 6/20/03                                30,000,000       29,967,662
California Statewide Communities
  Development Authority COP - Eskaton
  Properties, Inc. Project, 1.95%,
  Due 5/15/29 (Putable at $100 and
  Rate Reset Effective 5/22/03) (i)                 14,900,000       14,900,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Chula Vista, California IDR, 1.50%,
  Due 12/01/27 (Mandatory Put at
  $100 on 12/01/03)                               $ 20,000,000  $    20,000,000
Huntington Park, California Redevelopment
  Agency IDR - Huntington Park Project,
  4.00%, Due 8/01/15 (Putable at $100 and
  Rate Reset Effective on 8/01/03) (i)               1,080,000        1,080,000
                                                                ---------------
                                                                     80,929,863
Colorado 0.1%
Colorado Health Facilities Authority
  Revenue EXTRAS - Baptist Home
  Association of the Rocky Mountains, Inc.
  Project, 7.50%, Due 8/15/27 (Putable at
  $100 and Rate Reset Effective 8/15/03)             3,000,000        2,997,330
Florida 1.4%
Brevard County, Florida Health Facilities
  Authority Revenue Refunding -
  Retirement Housing Foundation Project,
  1.90%, Due 12/01/28 (Putable at $100
  and Rate Reset Effective 5/07/03) (i)             10,000,000       10,000,000
Orlando, Florida Utilities Commission
  Water and Electric Revenue (Pre-Refunded
  at $104 on 10/09/03):
  9.624%, Due 10/31/13                               5,000,000        5,407,717
  9.75%, Due 10/06/17                                  500,000          540,281
Volusia County, Florida IDA Revenue
  Refunding, 1.89%, Due 12/01/28
  (Putable at $100 and Rate Reset
  Effective on 5/07/03) (i)                          8,500,000        8,500,000
                                                                ---------------
                                                                     24,447,998
Georgia 3.1%
Bibb County, Georgia Development
  Authority Environmental Improvement
  Revenue Refunding, 3.60%, Due 12/01/09
  (Putable at $100 and Rate Reset Effective
  on 5/15/03)                                        9,815,000        9,815,000
Clayton County, Georgia Development
  Authority Special Facilities Revenue -
  Delta Air Lines Project (Putable at $100
  and Rate Reset Effective on 5/08/03) (i):
  3.05%, Due 5/01/35                                30,000,000       30,000,000
  3.10%, Due 5/01/35                                10,000,000       10,000,000
Jefferson, Georgia Development Authority
  IDR - Sumitomo Plastics America, Inc.
  Project, 3.40%, Due 5/01/08 (Putable at
  $100 and Rate Reset Effective on 5/14/03) (i)      5,000,000        5,000,000
Thomaston-Upson County, Georgia IDA
  IDR - Yamaha Music Manufacturing
  Project, 4.56%, Due 8/01/18 (Putable at
  $100 and Rate Reset Effective 5/15/03) (i)         5,000,000        5,000,000
                                                                ---------------
                                                                     59,815,000
Illinois 5.1%
Illinois DFA IDR - 164 North Wacker Drive
  Project, 1.55%, Due 12/01/15 (Putable at
  $100 and Rate Reset Effective on 6/01/03) (i)        670,000          670,000
Illinois DFA PCR Refunding - Illinois
  Power Company Project (i):
  3.25%, Due 11/01/28 (Putable at $100
  and Rate Reset Effective on 5/13/03)              59,985,000       59,985,000
  3.35%, Due 4/01/32 (Putable at $100
  and Rate Reset Effective on 6/02/03)              28,785,000       28,783,899
Salem, Illinois IDR - Americana Building
  Products Project, 2.60%, Due 4/01/17
  (Putable at $100 and Rate Reset
  Effective on 5/15/03) (i)                          1,890,000        1,890,000
                                                                ---------------
                                                                     91,328,899
Indiana 1.1%
Anderson, Indiana MFHR - Cross Lakes
  Apartments Project, 5.625%, Due 7/01/33
  (Mandatory Put at $100 on 6/01/03)                 8,175,000        8,175,000
Clarksville Industry Revenue Refunding -
  Retirement Housing Foundation Project,
  1.90%, Due 12/01/25 (Putable at $100
  and Rate Reset Effective on 5/07/03) (i)           2,800,000        2,800,000
Indianapolis, Indiana MFHR - Covered
  Bridge Project, 5.50%, Due 4/01/30
  (Mandatory Put at $100 on 5/01/03)                 9,555,000        9,555,000
                                                                ---------------
                                                                     20,530,000
Kansas 0.5%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Company
  Project, 4.50%, Due 10/01/17 (Mandatory
  Put at $100 on 9/01/03)                            3,340,000        3,364,950
Kansas City, Kansas Private Activity Revenue
  Refunding - Inland Container Corporation
  Project, 2.55%, Due 11/01/09 (Putable at
  $100 and Rate Reset Effective on 5/15/03)          5,200,000        5,200,000
                                                                ---------------
                                                                      8,564,950
Kentucky 0.4%
Hopkinsville, Kentucky IDR - Douglas
  Autotech Corporation Project, 4.25%,
  Due 4/01/15 (Putable at $100 and Rate
  Reset Effective on 5/14/03) (i)                    6,900,000        6,900,000
Kentucky EDFA Revenue Refunding -
  Retirement Housing Foundation Project,
  1.90%, Due 12/01/28 (Putable at $100
  and Rate Reset Effective on 5/07/03) (i)             200,000          200,000
                                                                ---------------
                                                                      7,100,000
Louisiana 4.1%
Calcasieu Parish, Louisiana Memorial
  Hospital Service District Hospital
  Revenue - Lake Charles Memorial
  Hospital Project, 2.70%, Due 12/01/18
  (Putable at $100 and Rate Reset Effective
  on 6/04/03) (i)                                   10,450,000       10,450,000
Louisiana Local Government Environmental
  Facilities and Community Development
  Authority Revenue - Cospolich, Inc. Project,
  2.20%, Due 4/01/19 (Putable at $100 and
  Rate Reset Effective on 5/14/03) (i)               1,800,000        1,800,000
Lousiana Public Facilities Authority MFHR
  Refunding - Whitten Foundation Project
  (Mandatory Put at $100 on 9/01/03):
  2.65%, Due 8/01/32                                35,000,000       35,002,450
  5.65%, Due 8/01/32                                19,815,000       13,870,500

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
St. Charles Parish, Louisiana PCR
  Refunding - Entergy Louisiana, Inc.
  Project, 5.35%, Due 10/01/29
  (Mandatory Put at $100 on 10/01/03)             $  7,000,000  $     7,007,350
West Baton Rouge Parish, Louisiana
  Industrial District Number 3 Revenue -
  The Dow Chemical Company Project,
  1.90%, Due 12/01/24 (Putable at $100
  and Rate Reset Effective on 5/02/03)               6,400,000        6,400,000
                                                                ---------------
                                                                     74,530,300
Massachusetts 0.6%
Massachusetts Industrial Finance Agency
  Industrial Revenue - New England
  Milling Company Project, 2.95%,
  Due 4/01/10 (Putable at $100 and Rate
  Reset Effective on 6/02/03) (i)                   10,000,000       10,000,000

Michigan 0.2%
Lansing, Michigan Limited Obligation EDC
  IDR - Ashland Oil, Inc. Project, 3.04%,
  Due 12/01/03 (Putable at $100 and Rate
  Reset Effective on 5/08/03)                        1,400,000        1,400,000
Midland County, Michigan EDC Economic
  Development Limited Obligation Revenue
  Refunding - Dow Chemical Company
  Project, 1.90%, Due 12/01/15 (Putable at
  $100 and Rate Reset Effective on 5/02/03)          2,000,000        2,000,000
                                                                ---------------
                                                                      3,400,000
Minnesota 0.5%
Edina, Minnesota MFMR Refunding -
  Vernon Terrace Project, 2.10%, Due 7/01/25
  (Putable at $100 and Rate Reset Effective
  on 5/15/03)                                        5,605,000        5,605,000
Minneapolis & St. Paul, Minnesota
  Metropolitan Airports Commission
  Airport Revenue, 1.44%, Due 1/01/25
  (Putable at $100 and Rate Reset Effective
  on 5/08/03) (i)                                      100,000          100,000
Minnesota Housing Finance Agency, 1.42%,
  Due 1/01/09 (Putable at $100 and Rate
  Reset Effective on 5/08/03)                          100,000          100,000
Minnesota Housing Finance Agency SFMR,
  3.20%, Due 1/01/24 (Mandatory Put at
  $100 on 4/29/04)                                   3,600,000        3,600,000
                                                                ---------------
                                                                      9,405,000
Mississippi 0.2%
Mississippi Business Finance Corporation
  Solid Waste Disposal Revenue - Waste
  Management Project, 4.65%, Due 3/01/27
  (Mandatory Put at $100 on 3/01/04)                 3,000,000        3,042,960

Missouri 2.2%
Jefferson County, Missouri IDA Industrial
  Revenue Refunding - Festus Manor
  Nursing Home Project, 2.26%, Due 5/01/13
  (Putable at $100 and Rate Reset Effective
  on 5/14/03) (i)                                    1,295,000        1,295,000
Missouri Environmental Improvement &
  Energy Resources Authority
  Environmental Improvement Revenue Refunding -
  Union Electric Company Project:
  Series B 2.30%, Due 9/01/33 (Putable at
  $100 and Rate Reset Effective on 5/15/03)          6,500,000        6,500,000
  Series C 2.30%, Due 9/01/33 (Putable at
  $100 and Rate Reset Effective on 5/15/03)          9,000,000        9,000,000
  2.25%, Due 9/01/33 (Putable at $100 and
  Rate Reset Effective on 5/15/03)                  14,600,000       14,600,000
  2.40%, Due 3/01/35 (Putable at $100 and
  Rate Reset Effective on 5/09/03)                   4,100,000        4,100,000
St. Louis, Missouri Planned Industrial
  Expansion Authority IDR - Italgrani
  USA, Inc. Project, 1.70%, Due 6/01/03
  (Putable at $100 and Rate Reset
  Effective on 5/08/03) (i)                          1,900,000        1,900,000
St. Louis, Missouri Port Authority IDR
  Refunding - Italgrani USA, Inc. Project,
  1.85%, Due 6/01/06 (Putable at $100 and
  Rate Reset Effective on 5/14/03) (i)               2,600,000        2,600,000
                                                                ---------------
                                                                     39,995,000
Montana 0.8%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project
  (Mandatory Put at $100 on 5/01/03):
  4.60%, Due 5/01/33                                12,015,000       12,015,000
  4.75%, Due 5/01/33                                 2,735,000        2,735,000
                                                                ---------------
                                                                     14,750,000
New Hampshire 1.0%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project (Mandatory Put at
  $100 on 2/01/04):
  3.75%, Due 7/01/27                                12,200,000       12,310,654
  4.55%, Due 7/01/27                                 5,000,000        5,087,700
                                                                ---------------
                                                                     17,398,354
New York 0.7%
Amherst, New York Industrial Development
  Agency Revenue - Asbury Pointe, Inc.
  Project, 5.25%, Due 2/01/35 (Mandatory
  Put at $100 on 2/01/04)                            5,000,000        4,983,850
New York, New York Industrial Development
  Agency Civic Facility Revenue - Stars-
  Churchill School Center Project, 1.35%,
  Due 10/01/29 (Putable at $100 and Rate
  Reset Effective on 5/14/03) (i)                    8,100,000        8,100,000
                                                                ---------------
                                                                     13,083,850
North Carolina 0.2%
Martin County, North Carolina Industrial
  Facilities and PCFA Revenue Refunding -
  Weyerhaeuser Company Project, 3.23%,
  Due 6/01/21 (Putable at $100 and Rate
  Reset Effective on 5/08/03)                        4,000,000        4,000,000

Ohio 2.3%
Mentor, Ohio IDR - Arrow Machine Company, Ltd.
  Project, 2.76%, Due 5/01/18 (Putable at $100
  and Rate Reset Effective on 5/08/03) (i)           1,755,000        1,755,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Ohio Air Quality Development Authority
  PCR Refunding:
  Cleveland Electric Illuminating Project,
  4.60%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/03)                               $  3,085,000  $     3,109,372
  Toledo Edison Company Project, 4.00%, Due
  9/01/33 (Mandatory Put at $100 on 9/01/03)         3,700,000        3,716,095
Ohio Air Quality Development Authority
  Revenue - Cincinnati Gas & Electric
  Company Project, 3.60%, Due 8/01/33
  (Mandatory Put at $100 on 8/01/03)                 5,100,000        5,116,116
Ohio Air Quality Development Authority
  Revenue Refunding - Ohio Edison
  Company Project, 4.30%, Due 6/01/33
  (Mandatory Put at $100 on 6/01/03)                   850,000          850,969
Ohio Water Development Authority Facilities
  PCR Refunding:
  Cleveland Electric Illuminating Company
  Project, 4.60%, Due 10/01/30 (Mandatory
  Put at $100 on 10/01/03)                           5,950,000        5,997,005
  Ohio Edison Company Project, 4.30%, Due
  6/01/33 (Mandatory Put at $100 on 6/01/03)        20,500,000       20,524,395
Sharonville, Ohio IDR - Ralston Purina
  Company Project, 2.75%, Due 12/01/04
  (Putable at $100 and Rate Reset Effective
  on 12/01/03)                                       1,000,000        1,000,000
                                                                ---------------
                                                                     42,068,952
Oregon 0.4%
Oregon EDR - Toyo Tanso USA, Inc. Project,
  4.06%, Due 2/01/12 (Putable at $100 and
  Rate Reset Effective 5/15/03) (i)                  3,000,000        3,000,000
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company
  Project, 4.60%, Due 5/01/33 (Mandatory
  Put at $100 on 5/01/03)                            2,000,000        2,000,000
Port of Portland, Oregon Terminal Facilities
  Revenue - Union Pacific Railroad
  Company Project, 3.00%, Due 12/01/06
  (Mandatory Put at $100 on 12/01/03)                1,500,000        1,502,775
                                                                ---------------
                                                                      6,502,775
Pennsylvania 0.3%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Health
  System Project, 1.50%, Due 9/15/28 (Putable
  at $100 and Rate Reset Effective on 5/15/03)       1,500,000        1,500,000
Beaver County, Pennsylvania IDA PCR
  Refunding - Cleveland Electric Project,
  4.60%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/03)                                  2,200,000        2,215,752
Philadelphia, Pennsylvania IDA Health Care
  Facilities Revenue EXTRAS - Pauls Run
  Project, 5.125%, Due 5/15/28 (Mandatory
  Put at $100 on 5/15/03)                            2,000,000        1,999,540
                                                                ---------------
                                                                      5,715,292
Puerto Rico 1.5%
Puerto Rico Commonwealth Infrastructure
  Financing Authority Special Obligation,
  1.78%, Due 10/01/40 (Putable at $100
  and Rate Reset Effective on 5/14/03)              27,050,000       27,050,000

South Carolina 0.1%
Richland County, South Carolina IDR -
  Ashland Oil Project, 3.04%, Due 3/01/04
  (Putable at $100 and Rate Reset Effective
  on 5/08/03)                                        1,400,000        1,400,000

South Dakota 0.5%
Aberdeen, South Dakota EDR, 2.65%, Due
  5/01/29 (Putable at $100 and Rate Reset
  Effective 11/03/03) (i)                            2,725,000        2,725,000
Sioux Falls, South Dakota EDR Refunding -
  City Centre Hotel Corporation Project,
  7.00%, Due 11/01/16 (Putable at $100
  and Rate Reset Effective on 6/02/03)               6,999,722        6,999,722
                                                                ---------------
                                                                      9,724,722
Tennessee 0.1%
Nashville and Davidson County, Tennessee
  Metropolitan Government IDB Revenue -
  Easter Seal Project, 2.50%, Due 8/01/19
  (Putable at $100 and Rate Reset Effective
  on 7/31/03) (i)                                    1,000,000        1,000,000

Texas 5.5%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%,
  Due 11/15/28 (Mandatory Put at $100
  on 11/15/03)                                       6,070,000        6,052,458
Angelina and Neches River Authority
  Refunding - Temple-Inland Forest Products
  Corporation Project, 3.60%, Due 9/01/12
  (Putable at $100 and Rate Reset Effective
  on 5/15/03)                                        7,350,000        7,350,000
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project:
  4.25%, Due 5/01/33 (Mandatory Put at
  $100 on 11/01/03)                                 23,500,000       23,514,335
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 on 4/01/04)                                   6,000,000        6,013,920
Deer Park, Texas Port Development
  Corporation IDR - Ashland Oil, Inc.
  Project, 3.04%, Due 10/01/03 (Putable at
  $100 and Rate Reset Effective on 5/08/03)          4,700,000        4,700,000
Ivy Walk Apartments Trust Variable Rate Pass-
  Thru Certificates, 1.36%, Due 3/01/07
  (Mandatory Put at $100 on 5/07/03)                 6,460,000        5,814,000
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company, 4.55% Due
  5/01/30 (Mandatory Put at $100 on 11/01/03):
  3.75%, Due 5/01/30                                20,790,000       20,840,936
  4.00%, Due 5/01/30                                 1,700,000        1,704,148
Tarrant County, Texas HFC MFHR -
  Windrush Project, 6.00%, Due 10/01/34
  (Mandatory Put at $100 on 10/01/03)                3,780,000        3,780,000
Texarkana, Texas HFC MFHR - Tanglewood
  Terrace Apartments Project, 5.25%, Due
  6/01/29 (Mandatory Put at $100 on 6/01/03)         4,215,000        3,582,750

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Trinity River Authority PCR Revenue -
  TXU Electric Company Project, 4.90%, Due
  5/01/28 (Mandatory Put at $100 on 5/01/03)      $ 10,025,000  $    10,025,000
Waller County, Texas IDC IDR - McKesson
  Water Products Projects, 2.45%,
  Due 10/30/26 (Putable at $100 and
  Rate Reset Effective on 5/14/03)                   6,000,000        6,000,000
                                                                ---------------
                                                                     99,377,547
Virginia 1.5%
Chesterfield County, Virginia IDA Revenue -
  Bon Secours Health Systems Project,
  5.70%, Due 11/15/30 (Mandatory Put at
  $100 on 11/15/03)                                 16,500,000       16,858,380
Louisa, Virginia IDA Solid Waste and Sewer
  Disposal Revenue - Virginia Electric and
  Power Company Project, 3.40%, Due
  3/01/31 (Mandatory Put at $100 on 3/01/04)         9,685,000        9,803,544
                                                                ---------------
                                                                     26,661,924
Washington 0.3%
Lummi Nation, Washington Revenue - Life
  Assisted Living Project, 2.35%, Due 9/01/24
  (Putable at $100 and Rate Reset Effective
  on 5/15/03) (i)                                    1,655,000        1,655,000
Yakima, Washington Housing Authority
  Revenue - Klickitat Valley Hospital Project,
  2.35%, Due 10/01/23 (Putable at $100 and
  Rate Reset Effective on 5/15/03) (i)               3,215,000        3,215,000
                                                                ---------------
                                                                      4,870,000
Wisconsin 1.0%
Delafield, Wisconsin Community
  Development Authority Revenue -
  University Lake School Project, 1.35%,
  Due 3/01/35 (Putable at $100 and Rate
  Reset Effective on 5/15/03) (i)                      720,000          720,000
Green Bay, Wisconsin Brown County
  Professional Football Stadium Revenue -
  Lambeau Field Renovation Project, 1.25%,
  Due 2/01/31 (Putable at $100 and Rate
  Reset Effective on 5/15/03) (i)                      200,000          200,000
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue
  Refunding - Helwig Carbon Products
  Project, 1.55%, Due 11/01/28 (Putable at
  $100 and Rate Reset Effective on 5/15/03)          1,895,000        1,895,000
Milwaukee, Wisconsin Redevelopment
  Authority Revenue - Cathedral Place
  Parking Facility Project, 1.60%, Due
  5/01/25 (Putable at $100 and Rate Reset
  Effective on 5/08/03) (i)                             95,000           95,000
Sheboygan, Wisconsin PCR - Wisconsin
  Power and Light Company Project, 1.75%,
  Due 9/01/15 (Putable at $100 and Rate
  Reset Effective on 5/02/03)                       14,600,000       14,600,000
                                                                ---------------
                                                                     17,510,000
Wyoming 1.1%
Albany County, Wyoming PCR - Union
  Pacific Railroad Company Project, 3.00%,
  Due 12/01/15 (Mandatory Put at $100
  on 12/01/03)                                         850,000          851,573
Converse County, Wyoming PCR Refunding,
  2.90%, Due 7/01/06 (Putable at $100 and
  Rate Reset Effective on 5/08/03)                  10,000,000       10,000,000
Gillette, Campbell County, Wyoming
  Environmental Improvement Revenue -
  Black Hills Power and Light Company
  Project, 2.95%, Due 6/01/24 (Putable at
  $100 and Rate Reset Effective on 5/08/03)          2,855,000        2,855,000
Sweetwater County, Wyoming PCR
  Refunding, 2.90%, Due 12/01/05 (Putable
  at $100 and Rate Reset Effective on 5/08/03        6,305,000        6,305,000
                                                                ---------------
                                                                     20,011,573
                                                                ---------------
Total Variable Rate Put Bonds                                       840,436,159
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,034,164,561)                1,030,626,917
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,823,812,976) 101.0%      1,823,874,561
Other Assets and Liabilities, Net (1.0%)                            (18,039,493)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 1,805,835,068
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                    Expiration     Face Amount    Appreciation
                                       Date         at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
526  Five-Year U.S. Treasury Notes      6/03     $ (59,832,500)  $     (444,000)
 85  Two-Year U.S. Treasury Notes       6/03       (18,352,031)         (65,000)

                   STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Variable Rate Put Bonds 102.1%
Colorado 3.3%
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (i)        $     515,000         2.06%   5/08/03     $       515,000

Florida 87.1%
Broward County, Florida HFA MFHR (i)                                            535,000         1.40    5/08/03             535,000
Broward County, Florida Health Facilities Authority Revenue Refunding -
  John Knox Village Project (i)                                                 300,000         1.40    5/01/03             300,000
Coconut Creek, Florida IDR - Elite Aluminum Corporation Project (i)           1,500,000         1.45    5/08/03           1,500,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

             STRONG FLORIDA MUNICIPAL MONEY MARKET FUND (continued)

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Florida HFC MFMR - Bridgewater Club Project (i)                           $   1,610,000         1.45%   5/08/03     $     1,610,000
Hillsborough County, Florida Aviation Authority Special Purpose Revenue
  Refunding - Delta Air Lines Project (i)                                       800,000         3.00    5/08/03             800,000
Hillsborough County, Florida IDA IDL - Seaboard Tampa Terminals
  Project (i)                                                                   500,000         1.45    5/08/03             500,000
Jacksonville, Florida Economic Development Commission IDR (i):
  STI Project                                                                 2,010,000         1.45    5/08/03           2,010,000
  Tremron Jacksonville Project                                                2,660,000         1.60    5/08/03           2,660,000
Martin County, Florida Waste Disposal Revenue - Florida Power & Light
  Company Project                                                             1,400,000         1.42    5/01/03           1,400,000
Orange County, Florida IDA Revenue (i)                                          500,000         1.40    5/08/03             500,000
Sarasota County, Florida Utility Systems Revenue (i)                          1,600,000         1.42    5/08/03           1,600,000
Volusia County, Florida HFA MFHR - Sun Pointe Apartments Project (i)            175,000         1.40    5/08/03             175,000
                                                                                                                    ---------------
                                                                                                                         13,590,000
Illinois 9.8%
Lakemoor, Illinois MFHR (i)                                                   1,520,000         1.56    5/08/03           1,520,000

Texas 1.9%
Katy, Texas Independent School District GO - School Building
  Project (i)                                                                   300,000         1.35    4/01/04             300,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds 102.1%                                                                                     15,925,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 102.1%                                                                                   15,925,000
Other Assets and Liabilities, Net (2.1%)                                                                                   (327,684)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $    15,597,316
===================================================================================================================================

                            STRONG MONEY MARKET FUND

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.2%
Royal Bank of Canada                                                      $   2,900,000         1.35%   5/01/03     $     2,900,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                             2,900,000
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 52.3%
Alaska HFC                                                                   21,000,000         1.27    5/13/03          20,991,110
American Honda Finance Corporation (i)                                       10,000,000         1.25    5/28/03           9,990,625
Amstel Funding Corporation (b) (i)                                           14,700,000         1.25    5/05/03          14,697,958
                                                                              4,922,000         1.25    7/15/03           4,909,182
Barton Capital Corporation (b) (i)                                            6,221,000         1.25    5/02/03           6,220,784
                                                                              4,729,000         1.25    5/12/03           4,727,194
                                                                              4,772,000         1.25    5/15/03           4,769,680
                                                                              1,900,000         1.28    5/07/03           1,899,595
                                                                              3,500,000         1.35    5/01/03           3,500,000
Blue Ridge Asset Funding Corporation (b) (i)                                  5,000,000         1.25    5/05/03           4,999,306
                                                                             16,000,000         1.26    5/22/03          15,988,240
CBA Delaware Finance, Inc. (i)                                               21,800,000         1.36    5/01/03          21,800,000
California PCFA Environmental Improvement Revenue (i)                        18,900,000         1.30    5/06/03          18,900,000
Chevron UK Investment PLC (b) (i)                                             9,000,000         1.24    6/03/03           8,989,770
Compass Securitization LLC (b) (i)                                            6,269,000         1.26    5/23/03           6,264,173
                                                                              7,355,000         1.27    5/05/03           7,353,962
                                                                              7,476,000         1.27    5/14/03           7,472,571
Danske Corporation (i)                                                       16,200,000         1.25    5/27/03          16,185,375
Delaware Funding Corporation (b) (i)                                          3,000,000         1.26    5/20/03           2,998,005
                                                                             22,000,000         1.26    5/22/03          21,983,830
Forrestal Funding Master Trust (b)                                           13,309,000         1.25    5/06/03          13,306,689
                                                                              2,091,000         1.25    5/12/03           2,090,201
                                                                              5,872,000         1.27    5/28/03           5,866,407
Fortis Funding LLC (b) (i)                                                   25,000,000         1.25    5/22/03          24,981,771
Fountain Square Commercial Corporation (b)                                   18,000,000         1.25    5/12/03          17,993,125
                                                                              9,000,000         1.25    5/29/03           8,991,250
General Dynamics Corporation (b)                                              3,519,000         1.24    5/02/03           3,518,879
Gulf Coast IDA Environmental Facilities Revenue (i)                           5,000,000         1.30    5/08/03           5,000,000
Gulf Coast Waste Disposal Authority PCR (i)                                  20,000,000         1.28    5/05/03          20,000,000

--------------------------------------------------------------------------------
                      STRONG MONEY MARKET FUND (continued)

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Henkel Corporation (b) (i)                                                $  13,000,000         1.24%   5/23/03     $    12,990,149
Kitty Hawk Funding Corporation (b) (i)                                       15,000,000         1.26    5/16/03          14,992,125
                                                                              6,605,000         1.26    5/19/03           6,600,839
Knight Ridder, Inc. (b)                                                      25,000,000         1.24    5/01/03          25,000,000
Lexington Parker Capital Corporation (b)                                      7,529,000         1.26    5/20/03           7,523,993
                                                                             20,131,000         1.27    5/21/03          20,116,796
Liberty Street Funding Corporation (b) (i)                                   17,000,000         1.26    5/28/03          16,983,935
                                                                              4,000,000         1.27    5/09/03           3,998,871
Long Island College Hospital (i)                                              3,000,000         1.33    5/05/03           2,999,557
MGIC Investment Corporation (b)                                              15,000,000         1.29    5/21/03          14,989,250
                                                                              3,000,000         1.38    5/01/03           3,000,000
Market Street Funding Corporation (b) (i)                                     6,163,000         1.26    5/05/03           6,162,137
                                                                             16,340,000         1.26    5/23/03          16,327,418
National Australia Funding, Inc. (i)                                          4,938,000         1.25    5/02/03           4,937,829
Nieuw Amsterdam Receivables Corporation (b) (i)                               3,768,000         1.26    5/01/03           3,768,000
                                                                              7,040,000         1.26    5/01/03           7,040,000
                                                                              5,811,000         1.26    5/12/03           5,808,763
                                                                              3,181,000         1.27    5/27/03           3,178,082
                                                                              1,880,000         1.28    5/14/03           1,879,131
Nordea North America, Inc. (i)                                               10,000,000         1.26    5/22/03           9,992,679
Oakland-Alameda County, California Coliseum Authority Lease Revenue (i)      18,500,000         1.27    6/06/03          18,500,000
                                                                             28,100,000         1.30    6/09/03          28,100,000
Old Line Funding Corporation (b) (i)                                          8,192,000         1.23    5/09/03           8,189,761
                                                                              6,623,000         1.25    5/01/03           6,623,000
                                                                              5,000,000         1.26    5/14/03           4,997,725
Rio Tinto, Ltd. (b) (i)                                                      10,462,000         1.25    5/19/03          10,455,461
                                                                              9,525,000         1.25    6/13/03           9,510,779
                                                                              3,720,000         1.25    6/16/03           3,714,058
Royal Bank of Scotland PLC                                                   20,000,000         1.24    5/08/03          19,995,178
Sheffield Receivables Corporation (b) (i)                                     1,985,000         1.25    5/01/03           1,985,000
                                                                              3,600,000         1.26    5/15/03           3,598,236
                                                                             11,275,000         1.26    5/21/03          11,267,108
                                                                              4,040,000         1.27    5/30/03           4,035,867
Spintab-Swedmortgage AB                                                      29,000,000         1.26    5/07/03          28,993,910
Steamboat Funding Corporation (b) (i)                                        19,600,000         1.26    5/07/03          19,595,893
Stellar Funding Group, Inc. (b) (i)                                           9,226,000         1.26    5/12/03           9,222,458
                                                                              8,220,000         1.26    5/22/03           8,213,958
                                                                              3,720,000         1.26    5/23/03           3,717,136
Swedbank Foreningssparbanken AB                                              22,000,000         1.25    5/13/03          21,990,870
Sydney Capital, Inc. (b) (i)                                                  6,860,000         1.26    5/12/03           6,857,359
                                                                             18,165,000         1.27    5/14/03          18,156,669
                                                                              2,971,000         1.27    5/15/03           2,969,533
Tasman Funding, Inc. (b) (i)                                                  4,740,000         1.26    5/05/03           4,739,336
                                                                              9,744,000         1.26    5/12/03           9,740,225
                                                                              6,223,000         1.27    5/20/03           6,218,829
Three Pillars Funding Corporation (b) (i)                                    10,275,000         1.26    5/21/03          10,267,808
                                                                              3,914,000         1.27    5/12/03           3,912,481
                                                                              2,950,000         1.28    5/07/03           2,949,371
                                                                              4,592,000         1.28    5/19/03           4,589,061
Thunder Bay Funding, Inc. (b) (i)                                            10,509,000         1.26    5/05/03          10,507,529
                                                                             10,750,000         1.26    5/20/03          10,742,851
Toyota Credit De Puerto Rico Corporation                                      5,000,000         1.28    5/19/03           4,996,800
Triple-A One Funding Corporation (b) (i)                                      8,253,000         1.25    5/02/03           8,252,713
                                                                             15,000,000         1.26    5/08/03          14,996,325
                                                                              4,200,000         1.27    5/05/03           4,199,407
Tulip Funding Corporation (b) (i)                                             8,400,000         1.25    5/12/03           8,396,792
                                                                             11,600,000         1.26    5/27/03          11,589,444
UBN Delaware, Inc. (i)                                                       19,425,000         1.27    5/28/03          19,406,498
UBS Finance, Inc. (i)                                                        27,580,000         1.31    5/01/03          27,580,000
Variable Funding Capital Corporation (b) (i)                                 21,000,000         1.25    5/02/03          20,999,271
Waterfront Funding Corporation (b)                                            7,828,000         1.28    5/12/03           7,824,938
Windmill Funding Corporation (b) (i)                                          5,000,000         1.25    5/06/03           4,999,132
Yorkshire Building Society                                                   15,000,000         1.26    5/13/03          14,993,725
-----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                  957,271,731
-----------------------------------------------------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                      STRONG MONEY MARKET FUND (continued)

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Promissory Notes 1.2%
Goldman Sachs & Company (i)                                               $  22,000,000         1.35%   5/05/03     $    22,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Promissory Notes                                                                                                   22,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 19.1%
Alabama Incentives Financing Authority Special Obligation                    19,185,000         1.35    5/07/03          19,185,000
Alaska HFC                                                                   29,575,000         1.33    5/07/03          29,575,000
Aurora, Kane & DuPage Counties, Illinois IDR                                  3,945,000         1.51    5/07/03           3,945,000
Botsford General Hospital Revenue                                             6,040,000         1.35    5/01/03           6,040,000
Brazos River Authority, Texas PCR                                            10,000,000         1.37    5/07/03          10,000,000
CEI Capital LLC                                                               3,770,000         1.34    5/01/03           3,770,000
Citigroup, Inc.                                                               4,000,000         1.42    5/30/03           4,000,316
Colorado HFA                                                                 11,895,000         1.54    5/07/03          11,895,000
Colorado Housing and Finance Authority SFMR                                  13,800,000         1.32    5/07/03          13,800,000
Concrete Company                                                             27,300,000         1.37    5/07/03          27,300,000
Convenience Holding Company LLC                                               3,050,000         1.37    5/07/03           3,050,000
Cornerstone Funding Corporation, Series 2001D                                 5,605,000         1.39    5/07/03           5,605,000
Delta Student Housing, Inc. Arkansas Student Housing Revenue -
  University of Arkansas Project                                              5,170,000         1.37    5/07/03           5,170,000
Denver, Colorado City and County Airport Revenue Refunding                    2,500,000         1.35    5/07/03           2,500,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue -
  Giant Center Project                                                       17,365,000         1.35    5/07/03          17,365,000
ETC Holdings LLC                                                              5,500,000         1.35    5/01/03           5,500,000
First Union National Bank                                                     6,000,000         1.40    6/04/03           6,000,685
Franklin Avenue Associates LP                                                 9,000,000         1.35    5/07/03           9,000,000
Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC               1,800,000         1.45    5/07/03           1,800,000
Headquarters Partnership, Ltd.                                                8,315,000         1.35    5/07/03           8,315,000
Health Midwest Ventures Group, Inc.                                           7,300,000         2.06    5/07/03           7,300,000
Kings Glen Apartments LLC                                                     7,581,000         1.35    5/07/03           7,581,000
Links Finance LLC                                                            20,000,000         1.29    5/15/03          20,000,000
Los Angeles, California Community Redevelopment Agency Refunding             25,000,000         1.37    5/07/03          25,000,000
Mississippi Business Finance Corporation IDR - GE Plastics Project            5,000,000         1.28    5/01/03           5,000,000
Moondance Enterprises LP                                                      8,650,000         1.35    5/07/03           8,650,000
New Jersey EDA EDR - MSNBC/CNBC Project                                       5,200,000         1.28    5/01/03           5,200,000
R.M. Greene, Inc.                                                             4,255,000         1.35    5/07/03           4,255,000
Radiation Oncology Partners LLP                                               5,245,000         1.35    5/07/03           5,245,000
Sussex, Wisconsin IDR - Rotating Equipment Project                            1,540,000         1.45    5/07/03           1,540,000
Thayer Properties LLC                                                        13,445,000         1.35    5/07/03          13,445,000
Tifton Mall, Inc.                                                             7,455,000         1.35    5/07/03           7,455,000
Todd Shopping Center LLC                                                     10,400,000         1.32    5/07/03          10,400,000
Virginia Health Services, Inc.                                                6,172,000         1.32    5/07/03           6,172,000
WLB, LLC                                                                     12,000,000         1.35    5/07/03          12,000,000
Woodland Park Apartments LLC                                                 15,515,000         1.35    5/07/03          15,515,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                   348,574,001
-----------------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 15.1%
Federal Home Loan Bank Bonds:
  1.25%, Due 4/08/04                                                         31,000,000         1.25    4/08/04          30,982,829
  1.29%, Due 4/13/04                                                         21,000,000         1.29    4/13/04          21,000,000
  1.30%, Due 4/12/04                                                         20,000,000         1.30    4/12/04          20,000,000
  1.40%, Due 5/10/04                                                         25,000,000         1.40    5/10/04          25,000,000
  1.41%, Due 4/16/04                                                         15,000,000         1.41    4/16/04          15,000,000
  1.44%, Due 3/05/04                                                         50,000,000         1.44    3/05/04          50,000,000
  1.445%, Due 3/26/04                                                        24,000,000         1.45    3/26/04          24,000,000
  1.45%, Due 3/19/04                                                         49,000,000         1.45    3/19/04          49,000,000
  2.60%, Due 6/03/03                                                         12,000,000         2.60    6/03/03          12,000,000
FNMA Notes, 1.45%, Due 5/14/04                                               30,000,000         1.45    5/14/04          30,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                          276,982,829
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 12.1%
ABN AMRO Inc. (Dated 4/30/03), 1.26%, Due 5/01/03 (Repurchase proceeds
  $171,319,952); Collateralized by: United States Government & Agency
  Issues (g)                                                                167,960,000         1.26    5/01/03         167,960,000

--------------------------------------------------------------------------------

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Inc. (Dated 4/30/03), 1.34%, Due 5/01/03 (Repurchase proceeds
  $53,461,989); Collateralized by: United States Government & Agency
  Issues (g)                                                              $  53,460,000         1.34%   5/01/03     $    53,460,000
State Street Bank (Dated 4/30/03), 1.00%, Due 5/01/03 (Repurchase
  proceeds $1,600); Collateralized by: United States Government &
  Agency Issues (g)                                                               1,600         1.00    5/01/03               1,600
-----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                             221,421,600
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.0%                                                                                1,829,150,161
Other Assets and Liabilities, Net (0.0%)                                                                                   (218,963)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $ 1,828,931,198
===================================================================================================================================

                       STRONG MUNICIPAL MONEY MARKET FUND

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 0.8%
Illinois 0.4%
Cook County, Illinois 2.70% Wheeling Community
  Consolidated School District Number 021 Tax Anticipation Warrants       $   7,430,000         2.03%   6/16/03     $     7,436,421

Oregon 0.4%
Gresham, Oregon 4.00% TRAN                                                    7,375,000         2.07    6/30/03           7,398,775
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                    14,835,196
-----------------------------------------------------------------------------------------------------------------------------------
Variable Rate Put Bonds 99.1%
Alabama 5.6%
Alabama HFA MFHR - Lakeshore Crossing Apartments Project (i)                  8,710,000         1.76    5/08/03           8,710,000
Alabama HFA SFMR (i):
  Series A                                                                   17,805,000         1.66    5/08/03          17,805,000
  Series B                                                                   19,490,000         1.66    5/08/03          19,490,000
  Series C                                                                   20,465,000         1.66    5/08/03          20,465,000
Alabama IDA IDR - Whitesell Project (i)                                       3,200,000         1.60    5/08/03           3,200,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project (i)               10,000,000         1.76    5/08/03          10,000,000
Butler County, Alabama IDA IDR - Butler County Industry Project (i)             970,000         1.75    5/08/03             970,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project (i)                    2,570,000         1.60    5/08/03           2,570,000
Haleyville, Alabama IDB IDR - Cusseta Wood Products, Inc. Project (i)           310,000         1.65    5/08/03             310,000
Mobile, Alabama IDB Revenue - Alabama Power Company Project (i)               6,000,000         1.45    5/01/03           6,000,000
Montgomery, Alabama IDB IDR - Piknik Properties, Inc. Project (i)             5,455,000         1.45    5/08/03           5,455,000
Montgomery, Alabama IDB Revenue (i):
  Asphalt Contractors, Inc. Project                                             800,000         1.60    5/08/03             800,000
  Norment Industries, Inc. Project                                            1,680,000         1.65    5/08/03           1,680,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project (i)                               890,000         1.70    5/08/03             890,000
Shelby County, Alabama Economic and IDA Revenue -
  MD Henry Company, Inc. Project (i)                                          1,375,000         1.76    5/08/03           1,375,000
Tuscaloosa County, Alabama IDA IDR - Automotive Corridor Project (i)          2,090,000         1.65    5/08/03           2,090,000
                                                                                                                    ---------------
                                                                                                                        101,810,000
Alaska 0.2%
Alaska Industrial Development and Export Authority (i):
  Lot 10                                                                         50,000         1.86    5/08/03              50,000
  Lot 12                                                                        725,000         1.86    5/08/03             725,000
Valdez, Alaska Marine Terminal Revenue Refunding - Phillips
  Transportation, Inc. Project                                                3,000,000         3.00    5/01/03           3,000,000
                                                                                                                    ---------------
                                                                                                                          3,775,000
Arizona 1.3%
First Matrix Charter School Trust Pass-Thru Certificates (i)                 17,529,000         1.86    5/08/03          17,529,000
Glendale, Arizona IDA IDR - Sto Corporation Project (i)                       1,700,000         2.45   12/01/03           1,700,000
Phoenix, Arizona IDA MFHR (h) (i)                                             5,130,000         2.18    6/15/03           5,130,000
                                                                                                                    ---------------
                                                                                                                         24,359,000
Arkansas 1.4%
Arkansas DFA IDR - Universal Forest Products Project (i)                      1,180,000         1.55    5/08/03           1,180,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                            Principal      Yield to     Maturity       Amortized
                                                                             Amount        Maturity     Date (d)     Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Benton County, Arkansas Public Facilities Board MFHR:
  Chapelridge Project (i)                                                 $   5,500,000         1.76%  11/01/03     $     5,500,000
  Rogers Commons Apartments Project (h)                                      11,000,000         1.76   11/26/03          11,000,000
Clark County, Arkansas Solid Waste Disposal Revenue - Alcoa, Inc.
  Project                                                                     3,750,000         1.86    5/08/03           3,750,000
Pulaski County, Arkansas Public Facilities Board MFHR Refunding -
  Waterford Apartments Project (i)                                            2,500,000         1.24    6/01/03           2,500,000
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project (i)           2,000,000         1.65    5/08/03           2,000,000
                                                                                                                    ---------------
                                                                                                                         25,930,000
California 6.2%
California PCFA PCR Floating Rate Trust Receipts (i)                         49,900,000         2.07    5/08/03          49,900,000
California PCFA PCR Refunding - Pacific Gas & Electric Corporation
  Project (i)                                                                 2,100,000         1.43    5/01/03           2,100,000
California Statewide Communities Development Corporate Revenue (i):
  American Kleaner Project                                                    2,495,000         2.10    5/08/03           2,495,000
  Chino Basin Municipal Water Project                                         2,820,000         2.10    5/08/03           2,820,000
  Karcher Property Project                                                    3,560,000         2.10    5/08/03           3,560,000
Chula Vista, California IDR (h) (i)                                          24,700,000         1.50   12/01/03          24,700,000
Glenn, California IDA IDR - Land O' Lakes, Inc. Project (i)                   2,900,000         1.55    5/08/03           2,900,000
Los Angeles, California Water and Power Revenue (i)                           9,000,000         1.35    5/08/03           9,000,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc.
  Project (i)                                                                 2,400,000         2.55    5/08/03           2,400,000
Oxnard, California IDA IDR - O.G. Dehydrated, Inc. Project (i)                3,050,000         3.24    5/08/03           3,050,000
Riverside County, California IDA IDR - Triple H Processors Project (i)        1,920,000         2.00    5/08/03           1,920,000
San Jose, California MFHR (i)                                                 8,375,000         1.55    5/08/03           8,375,000
San Marcos, California IDA IDR - Tri-M Company Project (i)                      845,000         2.21    5/08/03             845,000
                                                                                                                    ---------------
                                                                                                                        114,065,000
Colorado 5.6%
Colorado HFA EDR:
  Casa Rosa and Denver Gasket Project (i)                                     1,840,000         1.70    5/08/03           1,840,000
  High Desert Properties Project (i)                                          2,740,000         1.75    5/08/03           2,740,000
  National Bedding Company, Inc. Project (i)                                  2,500,000         1.65    5/08/03           2,500,000
Denver, Colorado City and County SFMR Refunding (i)                           8,880,000         1.30    5/25/03           8,880,000
El Paso County, Colorado SFMR Refunding (i):
  Series A                                                                   14,636,000         1.30    5/25/03          14,636,000
  Series B                                                                    1,180,000         1.32    2/25/04           1,180,000
Fort Collins, Colorado EDR Refunding - Comridge Project (i)                   2,485,000         1.70    5/08/03           2,485,000
Hudson, Colorado IDR (i)                                                      1,250,000         1.60    5/08/03           1,250,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (i)            2,715,000         2.06    5/08/03           2,715,000
Munimae Canterbury Trust Pass-Thru Certificates (i)                          12,330,000         1.76    5/08/03          12,330,000
Roaring Fork Municipal Products LLC                                          50,535,000         1.61    5/08/03          50,535,000
Weld County, Colorado Revenue - MAK Group Project (i)                         1,250,000         1.65    5/08/03           1,250,000
                                                                                                                    ---------------
                                                                                                                        102,341,000
Florida 0.2%
Jacksonville, Florida Economic Development Commission IDR (i):
  STI Project                                                                 1,665,000         1.45    5/08/03           1,665,000
  Tremron Jacksonville Project                                                   55,000         1.60    5/08/03              55,000
Saint Lucie County, Florida PCR                                               2,000,000         1.37    5/01/03           2,000,000
                                                                                                                    ---------------
                                                                                                                          3,720,000
Georgia 4.1%
Bulloch County, Georgia Development Authority
  Solid Waste Disposal Revenue - Apogee Enterprises, Inc. Project (i)         5,400,000         1.62    5/08/03           5,400,000
Clayton County, Georgia Development Authority Special Facilities
  Revenue - Delta Air Lines Project (i)                                      19,500,000         3.05    5/08/03          19,500,000
Columbus, Georgia Development Authority Revenue Refunding -
  Jordan Company Project (i)                                                    955,000         1.70    5/08/03             955,000
Crisp County, Georgia Solid Waste Management Authority Revenue (i)           28,995,000         1.77    5/08/03          28,995,000
Fulton County, Georgia Development Authority Revenue -
  Darby Printing Company Project (i)                                            850,000         1.50    5/08/03             850,000
Fulton County, Georgia Housing Authority MFHR Refunding -
  Orchard Spring Apartments Project (i)                                      13,500,000         1.70    6/01/03          13,500,000
La Grange, Georgia Development Authority Revenue Refunding -
  Sara Lee Corporation Project                                                4,000,000         1.85    5/08/03           4,000,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project (i)          945,000         1.81    5/08/03             945,000
                                                                                                                    ---------------
                                                                                                                         74,145,000

--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii 0.9%
Hawaii Department of Budget and Finance Special Purpose
  Mortgage Revenue - Wailuku River Hydroelectric Project (i)     $   15,949,000             3.00%          5/08/03   $   15,949,000

Idaho 0.3%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics
  Project (i)                                                         4,665,000             1.55           5/08/03        4,665,000

Illinois 7.5%
Arlington Heights, Illinois MFHR Refunding - Dunton Tower
  Apartments Project (i)                                              7,050,000             2.55           5/08/03        7,050,000
Aurora, Illinois SFMR                                                41,074,475             1.30           5/08/03       41,074,475
Aurora, Kane & DuPage Counties, Illinois IDR (i)                      1,100,000             1.58           5/08/03        1,100,000
Aurora, Kane & DuPage Counties, Illinois and Springfield,
  Sangamon County, Illinois SFMR                                     22,185,000             1.30           5/08/03       22,185,000
Carol Stream, Illinois IDR - MI Enterprises Project (i)               1,640,000             1.60           5/08/03        1,640,000
Chicago, Illinois Gas Supply Revenue Refunding - Peoples Gas,
  Ltd. Project                                                       18,750,000             1.50           9/25/03       18,750,000
Chicago, Illinois IDR - Bullen Midwest, Inc. Project (i)              1,475,000             1.64           5/08/03        1,475,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project (i)          1,245,000             1.76           5/08/03        1,245,000
Clipper Brigantine Tax-Exempt Certificates Trust (i):
  Series 2000-2                                                          15,000             1.71           5/08/03           15,000
  Series 2001-1                                                          11,000             1.71           5/08/03           11,000
Geneva, Illinois IDR - Continental Envelope Project (i)               2,585,000             1.60           5/08/03        2,585,000
Illinois DFA IDR (i):
  Apogee Enterprises, Inc. Project                                    1,000,000             1.62           5/08/03        1,000,000
  Homak Manufacturing Company, Inc. Project                           4,095,000             1.60           5/08/03        4,095,000
  Icon Metalcraft, Inc. Project                                       1,640,000             1.60           5/08/03        1,640,000
  JVM LLC Project                                                     1,935,000             1.75           5/08/03        1,935,000
  Knead Dough Baking Company Project                                  4,145,000             1.60           5/08/03        4,145,000
  MCL, Inc. Project                                                   4,775,000             1.60           5/08/03        4,775,000
  Wave, Inc. Project                                                  3,500,000             1.65           5/08/03        3,500,000
Illinois DFA Limited Obligation Revenue - Surgipath Medical
  Industries Project (i)                                              1,700,000             1.55           5/08/03        1,700,000
Iroquois County, Illinois IDR - Swissland Packing Company
  Project (i)                                                         2,600,000             1.60           5/08/03        2,600,000
Lake County, Illinois IBR - Okamato Corporation Project (i)           2,200,000             4.36           5/08/03        2,200,000
Lake County, Illinois IDR - Brown Paper Goods Project (i)             3,435,000             1.70           5/08/03        3,435,000
Phoenix Realty Special Account MFHR - Brightons Mark
  Project (i)                                                         8,075,000             1.81           5/08/03        8,075,000
Woodridge, Illinois Industrial Revenue - McDavid Knee Guard
  Project (i)                                                         1,610,000             1.75           5/08/03        1,610,000
                                                                                                                     --------------
                                                                                                                        137,840,475
Indiana 2.1%
Brownsburg, Indiana EDR - Zanetis Enterprises Project (i)             2,500,000             1.65           5/08/03        2,500,000
Connersville, Indiana EDR - Ohio Valley Aluminum Company
  Project (i)                                                         7,200,000             1.58           5/08/03        7,200,000
Indianapolis, Indiana Airport Authority Revenue (i)                  16,060,000             1.72           5/08/03       16,060,000
Indianapolis, Indiana Airport Facility Revenue (i)                    2,000,000             1.67           5/08/03        2,000,000
Indianapolis Industrial EDR - Roth Companies, Inc.
  Project (i)                                                         2,500,000             1.60           5/08/03        2,500,000
Shelbyville, Indiana EDR - AFR Properties and American
  Resources Projects (i)                                              2,150,000             1.70           5/08/03        2,150,000
Westfield, Indiana EDR - Standard Locknut, Inc. Project (i)           2,195,000             1.65           5/08/03        2,195,000
Westfield, Indiana IDR - Standard Locknut, Inc. Project (i)           1,795,000             1.65           5/08/03        1,795,000
Whiting, Indiana Environmental Facilities Revenue - Amoco Oil
  Company Project (i)                                                 1,700,000             1.40           5/01/03        1,700,000
Winamac, Indiana EDR - Sunny Ridge Dairy LLC Project (i)              1,000,000             1.65           5/08/03        1,000,000
                                                                                                                     --------------
                                                                                                                         39,100,000
Iowa 0.5%
Eldridge, Iowa IDR - American Finishing Resources, Inc. (i)           1,515,000             1.75           5/08/03        1,515,000
Iowa Finance Authority IDR (i):
  Dixie Bedding Company Project                                       3,000,000             2.05           5/08/03        3,000,000
  First Cooperative Association Project                               2,800,000             1.60           5/08/03        2,800,000
Scott County, Iowa Industrial Waste Revenue - Nichols
  Aluminum Project (i)                                                2,400,000             1.65           5/08/03        2,400,000
                                                                                                                     --------------
                                                                                                                          9,715,000
Kansas 0.2%
Nemaha County, Kansas IDR - Midwest Ag Service LLC
  Project (i)                                                         3,600,000             1.60           5/08/03        3,600,000

Kentucky 8.5%
Bardstown, Kentucky IBR - Linpac Materials Handling
  Project (i)                                                         5,580,000             1.60           5/08/03        5,580,000
Daviess County, Kentucky MFHR Refunding - Park Regency
  Apartments Project (i)                                              4,155,000             1.60           5/08/03        4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA,
  Ltd. Project (i)                                                    7,815,000             1.70           5/08/03        7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program
  Project (i)                                                        61,610,000             1.65           5/08/03       61,610,000
Lexington-Fayette Urban County, Kentucky Airport Corporation
  First Mortgage Revenue (i)                                          9,000,000             1.40           5/01/03        9,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Madisonville, Kentucky IBR - Period, Inc. Project (i)            $    3,390,000             1.55%          5/08/03   $    3,390,000
Marshall County, Kentucky IBR - Consolidated Waste Project            4,100,000             1.25           6/01/03        4,100,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project (i)        10,000,000             1.60           5/08/03       10,000,000
Warren County, Kentucky SFMR                                         50,000,000             1.30           5/08/03       50,000,000
                                                                                                                     --------------
                                                                                                                        155,650,000
Louisiana 1.8%
Ascension Parish, Louisiana Revenue - BASF Corporation
  Project                                                             5,000,000             1.55           5/01/03        5,000,000
Caddo-Bossier Parishes, Louisiana Port Commission Revenue -
  Shreveport Fabricators Project (i)                                  1,350,000             2.45           5/08/03        1,350,000
Iberville Parish, Louisiana Revenue Refunding - Dow Chemical
  Company Project                                                     7,500,000             1.90           5/01/03        7,500,000
Jefferson Parish, Louisiana IDB IDR - Sara Lee Corporation
  Project                                                             4,600,000             2.00           5/01/03        4,600,000
Louisiana Local Government Environmental Facilities and
  Community Development Authority Revenue - Caddo-Bossier
  Parishes Project (i)                                                1,500,000             2.45           5/08/03        1,500,000
Plaquemines, Louisiana Port Harbor and Terminal District Port
  Facilities Revenue - Chevron Pipe Line Company Project             13,000,000             1.55           9/01/03       13,000,000
                                                                                                                     --------------
                                                                                                                         32,950,000
Maine 0.3%
Maine Finance Authority Revenue - William Arthur, Inc.
  Project (i):
  Series 1997                                                         1,500,000             1.70           5/08/03        1,500,000
  Series 1998                                                         3,500,000             1.70           5/08/03        3,500,000
                                                                                                                     --------------
                                                                                                                          5,000,000
Maryland 0.9%
Capital View II LP Tax-Exempt Bond Grantor Trust (h) (i)              6,380,000             1.60           5/01/03        6,380,000
Maryland EDC IDR - Lenmar, Inc. Project (i)                           5,015,000             1.61           5/08/03        5,015,000
Washington County, Maryland EDR - Tandy Project                       5,100,000             2.45           5/08/03        5,100,000
                                                                                                                     --------------
                                                                                                                         16,495,000
Massachusetts 1.2%
Massachusetts Development Finance Agency MFHR - Bay Village
  Housing Authority Project                                          11,300,000             1.25           5/08/03       11,300,000
Massachusetts Industrial Finance Agency IDR (i):
  Barker Steel Company Issue Project                                  1,300,000             1.70           5/08/03        1,300,000
  Portland Causeway Realty Trust                                      2,600,000             1.50           5/08/03        2,600,000
Salem, Massachusetts IDFA IDR - Applied Extrusion
  Technologies, Inc. Project (i)                                      6,500,000             1.50           5/08/03        6,500,000
                                                                                                                     --------------
                                                                                                                         21,700,000
Michigan 0.8%
Michigan Strategic Fund, Ltd. Obligation Revenue (i):
  Drake Enterprises Project                                           3,400,000             1.60           5/08/03        3,400,000
  Height Investments Project                                          5,400,000             1.60           5/08/03        5,400,000
  Midwest Kellering Company Project                                   2,600,000             1.60           5/08/03        2,600,000
  Sligh Furniture Company Project                                     2,700,000             1.60           5/08/03        2,700,000
Midland County, Michigan EDC Economic Development Obligation
  Revenue - Dow Chemical Company Project                              1,000,000             1.95            5/01/03       1,000,000
                                                                                                                     --------------
                                                                                                                         15,100,000
Minnesota 2.4%
Buffalo, Minnesota IDR - Ekon Powder Coating Project (i)              1,930,000             1.65           5/08/03        1,930,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project (i)                          5,750,000             1.65           5/08/03        5,750,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc.
  Project (i)                                                           835,000             1.62           5/08/03          835,000
New Brighton, Minnesota IDR - Donatelle Holdings Project (i)          2,425,000             1.65           5/08/03        2,425,000
Princeton, Minnesota IDR - Plastic Products Company, Inc.
  Project (i)                                                           400,000             1.65           5/08/03          400,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation
  Project (i)                                                         1,240,000             1.65           5/08/03        1,240,000
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation
  Project (i)                                                         4,675,000             1.60           5/08/03        4,675,000
Rochester, Minnesota MFHR - Weatherstone Townhomes Apartments
  Project (h) (i)                                                    20,000,000             1.61           5/01/03       20,000,000
Saint Paul, Minnesota Port IDR Revenue (i)                            3,255,000             1.65           5/08/03        3,255,000
Sherburne County, Minnesota Housing and Redevelopment
  Authority IDR - Apperts, Inc. Project (i)                           3,640,000             1.75           5/01/03        3,640,000
                                                                                                                     --------------
                                                                                                                         44,150,000
Mississippi 2.1%
Jackson, Mississippi Housing Authority MFHR - Arbor Park
  Apartments Project (i)                                              5,640,000             1.75          12/01/03        5,640,000
Mississippi Business Finance Corporation IDR (i):
  Barclay Furniture Company Project                                   1,300,000             1.70           5/08/03        1,300,000
  Polks Meat Products, Inc. Project                                   3,300,000             1.75           5/08/03        3,300,000

--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi Business Finance Corporation Revenue (i):
  ABT Company, Inc. Project                                      $    1,000,000             1.50%          5/08/03   $    1,000,000
  Arch Aluminum & Glass Project                                       1,500,000             1.55           5/08/03        1,500,000
Mississippi Business Finance Corporation Solid Waste Disposal
  Revenue Refunding - Mississippi Power Company Project               1,300,000             1.50           5/01/03        1,300,000
Mississippi Regional Housing Authority Number 2 MFHR (i):
  Laurel Park Apartments Project                                      7,800,000             2.25           6/01/03        7,800,000
  Terrace Park Apartments Project                                    10,500,000             2.45           5/01/03       10,500,000
Mississippi Regional Housing Authority Number 8 MFHR -
  Magnolia Park Apartments Project (i)                                6,200,000             1.50           3/01/04        6,200,000
                                                                                                                     --------------
                                                                                                                         38,540,000
Missouri 1.2%
Hannibal, Missouri IDA Industrial Revenue - Buckhorn Rubber
  Products Project (i)                                                3,300,000             1.60           5/08/03        3,300,000
Missouri Development Finance Board IDR - MFA, Inc.
  Project (i):
  Series A                                                            1,990,000             1.60           5/08/03        1,990,000
  Series B                                                              265,000             1.60           5/08/03          265,000
Springfield, Missouri IDA Revenue - DMP Properties LLC
  Project (i)                                                         2,255,000             1.61           5/08/03        2,255,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries
  Project (i)                                                         6,110,000             1.66           5/08/03        6,110,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project (i)              2,000,000             1.71           5/08/03        2,000,000
Washington, Missouri IDA IDR - Clemco Industries Project (i)          5,000,000             1.66           5/08/03        5,000,000
                                                                                                                     --------------
                                                                                                                         20,920,000
Nebraska 0.7%
Adams County, Nebraska IDR - Hastings EDC Project (i)                 1,790,000             1.65           5/08/03        1,790,000
Boone County, Nebraska IDR - Global Industries, Inc.
  Project (i)                                                         3,400,000             1.65           5/08/03        3,400,000
Hall County, Nebraska IDR (i)                                         2,580,000             1.65           5/08/03        2,580,000
Lancaster County, Nebraska Hospital Authority Health
  Facilities Revenue - Immanuel Health Systems Project (i)            4,150,000             1.36           5/01/03        4,150,000
                                                                                                                     --------------
                                                                                                                         11,920,000
Nevada 0.1%
Sparks, Nevada EDR - RIX Industries Project (i)                       2,035,000             1.65           5/08/03        2,035,000

New Hampshire 0.3%
New Hampshire Business Finance Authority Industrial Facility
  Revenue - Nickerson Assembly Company Project (i)                    1,230,000             1.75           5/08/03        1,230,000
New Hampshire IDA (i)                                                 5,000,000             2.10           5/08/03        5,000,000
                                                                                                                     --------------
                                                                                                                          6,230,000
New Jersey 0.3%
New Jersey EDA EDR - Black Horse Pike, Ltd. Project (i)               5,400,000             2.86           5/08/03        5,400,000

New Mexico 0.4%
New Mexico Housing Authority Region III MFHR - Vista Del Rio
  Apartments Project (h) (i)                                          3,220,000             1.76          12/09/03        3,220,000
New Mexico Regional Housing Region II MFHR - San Clemente
  Apartments Project (i)                                              3,200,000             1.76          12/09/03        3,200,000
                                                                                                                     --------------
                                                                                                                          6,420,000
New York 1.9%
New York Housing Finance Agency Revenue - 360 West 43rd
  Street Housing Project (i):
  Series 2002                                                        16,700,000             1.55           5/08/03       16,700,000
  Series 2003                                                         7,600,000             1.55           5/08/03        7,600,000
New York Housing Finance Agency Revenue - Theatre Row TWR
  Project (i)                                                         9,800,000             1.55           5/08/03        9,800,000
                                                                                                                     --------------
                                                                                                                         34,100,000
North Carolina 0.6%
Craven County, North Carolina Industrial Facilities and PCFA
  IDR - Wheatstone Corporation Project (i)                            2,720,000             1.60           5/08/03        2,720,000
Guilford County, North Carolina Industrial Facilities and
  PCFA Revenue - Crescent Sleep Products Project (i)                  5,900,000             2.05           5/08/03        5,900,000
Hoke County, North Carolina Industrial Facilities and PCFA
  IDR - Triangle Building Supply, Inc. Project (i)                    1,875,000             1.60           5/08/03        1,875,000
Wake County, North Carolina Industrial Facilities and PCFA
  Revenue - Carolina Power & Light Company Project (i)                1,125,000             1.87           5/08/03        1,125,000
                                                                                                                     --------------
                                                                                                                         11,620,000
North Dakota 0.2%
Traill County, North Dakota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project (i)                          3,580,000             1.65           5/08/03        3,580,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Ohio 1.4%
Blue Bell Tax-Exempt Bond Grantor Trust (h) (i)                  $    1,281,081             1.55%          5/08/03   $    1,281,081
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and
  One Industry Drive, Inc. Projects (i)                               1,520,000             1.65           5/08/03        1,520,000
Franklin County, Ohio IDR - Lifeline Shelter System Project (i)       1,515,000             1.75           5/08/03        1,515,000
Gallia County, Ohio IDR - Harsco Corporation Project                  3,500,000             3.36           5/08/03        3,500,000
Montgomery County, Ohio IDR - Kroger County Project (i)               2,925,000             2.55           5/08/03        2,925,000
Oakwood, Ohio IDR - Sennett Steel Corporation Project (i)             2,000,000             1.62           5/08/03        2,000,000
Ohio Air Quality Development Authority PCR - Ohio Edison
  Company Project (i)                                                11,100,000             1.45           5/01/03       11,100,000
Ohio Solid Waste Revenue - BP Chemical, Inc. Project                  1,500,000             1.40           5/01/03        1,500,000
Summit County, Ohio IDR - LKL Properties, Inc. Project (i)              485,000             3.60           5/08/03          485,000
                                                                                                                     --------------
                                                                                                                         25,826,081
Oklahoma 0.6%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc.
  Project (i)                                                         7,030,000             1.73           5/08/03        7,030,000
Tulsa, Oklahoma Industrial Authority Revenue - Tulsa County
  Housing Fund, Inc. Project (i)                                      4,200,000             1.45           5/08/03        4,200,000
                                                                                                                     --------------
                                                                                                                         11,230,000
Oregon 0.3%
Oregon EDR (i):
  Newsprint Project                                                   2,700,000             1.40           5/01/03        2,700,000
  Toyo Tanso USA, Inc. Project                                        3,000,000             4.06           5/08/03        3,000,000
                                                                                                                     --------------
                                                                                                                          5,700,000
Pennsylvania 1.4%
Bucks County, Pennsylvania IDA Revenue - Oxford Falls
  Project (i)                                                        10,000,000             2.36           5/08/03       10,000,000
Pennsylvania Higher Education Assistance Agency Student Loan
  Revenue Refunding (i):
  Series A                                                           10,000,000             2.01           7/01/03       10,005,768
  Series B                                                            4,000,000             2.02           7/01/03        4,004,635
Pittsburgh, Pennsylvania Urban Redevelopment Authority -
  Wood Street Commons Project (i)                                     1,845,000             2.13           5/08/03        1,845,000
                                                                                                                     --------------
                                                                                                                         25,855,403
South Carolina 1.6%
Charleston County, South Carolina Industrial Revenue - Tandy
  Corporation Project                                                 1,000,000             2.55           5/08/03        1,000,000
South Carolina Jobs EDA EDR (i):
  Alexander Machinery, Inc. Project                                   1,500,000             1.60           5/08/03        1,500,000
  Carolina Cotton Works, Inc. Project                                 1,900,000             1.62           5/08/03        1,900,000
  Conco Medical Products Project                                      4,300,000             1.60           5/08/03        4,300,000
  F&S Realty LLC Project                                              7,540,000             1.60           5/08/03        7,540,000
  Sea Pro Boats, Inc. Project                                         1,160,000             1.66           5/08/03        1,160,000
Oconee County, South Carolina PCR                                    11,100,000             1.80           5/01/03       11,100,000
                                                                                                                     --------------
                                                                                                                         28,500,000
South Dakota 1.5%
Brookings, South Dakota IDR - Lomar Development Company
  Project (i)                                                         1,700,000             2.00           5/08/03        1,700,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center
  LLC (i)                                                             1,000,000             1.60           5/08/03        1,000,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals
  and Health Project                                                 25,310,000             1.75           5/08/03       25,310,000
                                                                                                                     --------------
                                                                                                                         28,010,000
Tennessee 3.0%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc.
  Project (i)                                                         5,745,000             3.10           6/01/03        5,745,000
Carter County, Tennessee IDB MFHR Refunding - Willow Run
  Apartments Project (i)                                              6,675,000             1.60           5/08/03        6,675,000
Coffee County, Tennessee Industrial Board, Inc. IDR - McKey
  Perforated Products Project (i)                                     2,475,000             1.55           5/08/03        2,475,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue -
  Fairfield Glade Community Club (i)                                  6,800,000             1.71           5/08/03        6,800,000
Dickson, Tennessee Health, Educational and Housing Facilities
  Board MFHR - Autumn Park Apartments Project (i)                     5,000,000             1.75           5/08/03        5,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products
  Manufacturing Company Project (i)                                   2,100,000             1.76           5/08/03        2,100,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc.
  Project (i)                                                         2,500,000             1.76           5/08/03        2,500,000
Jackson, Tennessee Health, Educational and Housing Facility
  Board MFHR - Park Ridge Apartments Project (i)                      5,000,000             1.65           5/08/03        5,000,000
Marion County, Tennessee Industrial Environmental Development
  Board EDR - Variform, Inc. Project (i)                              7,000,000             1.40           8/01/03        7,000,000
Memphis-Shelby County, Tennessee IDB IDR Refunding - Techno
  Steel Corporation Project (i)                                       3,375,000             1.66           5/08/03        3,375,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products
  Project (i)                                                         1,400,000             1.76           5/08/03        1,400,000

--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Rutherford County, Tennessee IDB IDR (i):
  Farmers Cooperative Project                                    $      725,000             1.65%          5/08/03   $      725,000
  Tennessee Farmers Cooperative Project                               1,600,000             1.65           5/08/03        1,600,000
Wilson County, Tennessee Health and Educational Facilities
  Board MFHR - Saddlebrook Apartments Project (i)                     5,000,000             1.25           5/08/03        5,000,000
                                                                                                                     --------------
                                                                                                                         55,395,000
Texas 6.5%
Bastrop County, Texas IDC Industrial Revenue - Biocrest
  Partners LP Project (i)                                             5,620,000             2.00           5/08/03        5,620,000
Brazos River Authority, Texas PCR (i)                                15,000,000             1.80           5/08/03       15,000,000
Harris County, Texas Health Facilities Development
  Corporation Revenue (i):
  Series PA 549                                                       8,995,000             1.61           5/08/03        8,995,000
  Series PT 443                                                       4,430,000             1.61           5/08/03        4,430,000
  Series 6                                                            1,830,000             1.67           5/08/03        1,830,000
Harris County, Texas IDC IDR - North American Galvanizing
  Project                                                             4,125,000             1.60           5/08/03        4,125,000
Katy, Texas Independent School District GO - School Building
  Project (i)                                                        35,000,000             1.35           4/01/04       35,000,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd.
  Project (i)                                                         2,900,000             1.60           5/08/03        2,900,000
North Central Texas Health Facility Development Corporation
  Revenue (i)                                                         6,010,000             1.61           5/08/03        6,010,000
Port Development Corporation Marine Terminal Revenue -
  Pasadena Terminal Company, Inc. Project (i)                           150,000             1.65           5/08/03          150,000
San Antonio, Texas HFC MFHR (i)                                       6,425,000             1.57           5/08/03        6,425,000
Tarrant County, Texas HFA Revenue Floating Rate Trusts (h)(i)        13,200,000             3.55           6/15/03       13,200,000
Texas Department of Housing MFHR (i)                                 10,650,000             1.57           5/08/03       10,650,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project (i)                 5,200,000             1.76           5/08/03        5,200,000
                                                                                                                     --------------
                                                                                                                        119,535,000
Utah 0.3%
West Jordan, Utah IDR - Southwire Company Project (i)                 6,040,000             1.66           5/08/03        6,040,000

Virginia 2.1%
Portsmouth, Virginia IDA IDR - Brutus Enterprises Project (i)         1,775,000             1.60           5/08/03        1,775,000
Richmond Virginia IDA Revenue - Cogentrix of Richmond, Inc.
  Project (i):
  Series 1990-A                                                      21,000,000             1.45           5/01/03       21,000,000
  Series 1991-A                                                      10,000,000             1.45           5/01/03       10,000,000
  Series 1991-B                                                         500,000             1.45           5/01/03          500,000
Virginia Beach, Virginia IDA Revenue - Management Services
  Group Project (i)                                                   3,000,000             1.60           5/08/03        3,000,000
Virginia Small Business Financing Authority IDR -
  International Parkway Association Project (i)                       2,210,000             1.60           5/08/03        2,210,000
                                                                                                                     --------------
                                                                                                                         38,485,000
Washington 0.1%
Washington EDFA EDR - Art and Theresa Mensonides Project (i)          2,130,000             1.65           5/08/03        2,130,000

Wisconsin 4.8%
Appleton, Wisconsin IDR (i):
  Graphic Communications Project                                      2,100,000             1.65           5/08/03        2,100,000
  Great Northern Corporation Project                                  4,500,000             1.65           5/08/03        4,500,000
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project (i)               4,600,000             1.61           5/08/03        4,600,000
Ashwaubenon, Wisconsin IDR - Valley Packaging Supply Company
  Project (i)                                                         2,210,000             1.55           5/08/03        2,210,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue - Wausau
  Paper Mills Company Project (i)                                     9,500,000             1.70           5/08/03        9,500,000
Caledonia, Wisconsin IDR - Quick Cable Corporation Project (i)        2,745,000             1.60           5/08/03        2,745,000
Columbus, Wisconsin IDR - Maysteel Corporation Project (i)            2,000,000             1.55           5/08/03        2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc.
  Project (i)                                                         4,300,000             1.70           5/08/03        4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project (i)           2,875,000             1.75           5/08/03        2,875,000
Deerfield, Wisconsin IDR Refunding - Interpane Glass Company
  Project (i)                                                         1,600,000             1.65           5/08/03        1,600,000
Eagle, Wisconsin IDR - Generac Corporation Project (i)                3,600,000             1.60           5/08/03        3,600,000
Eau Claire, Wisconsin IDR - Eau Claire Press Company
  Project (i)                                                         1,945,000             1.65           5/08/03        1,945,000
Franklin, Wisconsin IDR (i):
  Howard Henz Company, Inc. Project                                   2,445,000             1.65           5/08/03        2,445,000
  Smyczek/ECS Project                                                 2,000,000             1.70           5/08/03        2,000,000
Germantown, Wisconsin IDR (i)                                         1,500,000             1.65           5/08/03        1,500,000
Howard, Wisconsin IDR - Fox Converting, Inc. Project (i)              4,500,000             1.65           5/08/03        4,500,000
Janesville, Wisconsin IDR Refunding - Seneca Foods
  Corporation Project (i)                                             7,710,000             1.60           5/08/03        7,710,000
Kiel, Wisconsin IDR - Household Utilities, Inc. Project (i)           3,000,000             1.55           5/08/03        3,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue -
 CityForest Corporation Project (i)                              $    8,950,000             1.65%          5/08/03  $     8,950,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project (i)            1,825,000             1.55           5/08/03        1,825,000
Milwaukee, Wisconsin Redevelopment Authority Development
 Revenue Refunding - Helwig Carbon Products Project (i)               1,605,000             1.55           5/08/03        1,605,000
Milwaukee, Wisconsin Redevelopment Authority IDR - Palermo
 Villa, Inc. Project (i)                                              2,750,000             1.65           5/08/03        2,750,000
New London, Wisconsin IDR - Wohlt Cheese Corporation
 Project (i)                                                          3,840,000             1.55           5/08/03        3,840,000
Rhinelander, Wisconsin IDR - Superior Diesel Project (i)              2,000,000             1.70           5/08/03        2,000,000
Sheboygan, Wisconsin IDR - Polyfab & Gill-Janssen Project (i)           645,000             1.71           5/08/03          645,000
Wausau, Wisconsin IDR - Apogee Enterprises, Inc. Project (i)          1,000,000             1.62           5/08/03        1,000,000
West Bend, Wisconsin IDR - BesTech Tool Corporation
  Project (i)                                                         1,480,000             1.65           5/08/03        1,480,000
                                                                                                                    ---------------
                                                                                                                         87,225,000
Wyoming 0.4%
Converse County, Wyoming Environmental Improvement Revenue -
  PacifiCorp Project                                                  5,300,000             2.25           5/01/03        5,300,000
Green River, Wyoming PCR - Allied Corporation Project                 2,000,000             2.15           5/08/03        2,000,000
                                                                                                                    ---------------
                                                                                                                          7,300,000
Multiple States 15.3%
Clipper Tax-Exempt Trust COP (i)                                    121,155,000             1.70           5/08/03      121,155,000
Eastern States Tax-Exempt Mortgage Bond Trust (i)                     3,635,000             5.19           3/01/04        3,635,000
Lehman Brothers, Inc. as Trustor Pooled Trust Receipts (i)           33,815,000             1.90           5/08/03       33,815,000
Macon Trust Pooled Certificates                                      41,125,000             1.61           5/08/03       41,125,000
Pitney Bowes Credit Corporation Leasetops Trusts
  Certificates (i)                                                   17,205,633             2.11          10/15/03       17,205,633
Pitney Bowes Credit Corporation Leasetops Trusts
  Certificates (i)                                                    8,717,996             2.15           7/09/03        8,717,996
Puttable Floating Option Tax-Exempt Receipts                         54,330,000             1.56           5/08/03       54,330,000
                                                                                                                    ---------------
                                                                                                                        279,983,629
-----------------------------------------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds                                                                                         1,814,039,588
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 99.9%                                                                                 1,828,874,784
Other Assets and Liabilities, Net 0.1%                                                                                    1,604,846
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $ 1,830,479,630
===================================================================================================================================

                           STRONG TAX-FREE MONEY FUND

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 2.4%
Florida 0.2%
Orange County, Florida 5.00% Health Facilities Authority
  Revenue (i)                                                    $      250,000             1.46%         11/15/03  $       254,759
Pinellas County, Florida 3.00% Capital Improvement
  Revenue (i)                                                         1,000,000             1.35           1/01/04        1,010,534
                                                                                                                    ---------------
                                                                                                                          1,265,293
Idaho 0.3%
Boise, Idaho 1.65% Housing Authority MFHR Refunding - Civic
  Plaza Housing Project (i)                                           2,500,000             2.26           9/30/03        2,493,763

Michigan 0.9%
Detroit, Michigan 9.50% Local Development Finance Authority
  GO (Pre-Refunded at $102 on 5/01/03) (i)                            5,325,000             1.98           5/01/03        5,429,500
Michigan 4.75% Strategic Fund, Ltd. Obligation Revenue -
  Environmental Research Institute Project (i)                        2,580,000             1.62          10/01/03        2,613,686
                                                                                                                    ---------------
                                                                                                                          8,043,186
Missouri 0.1%
Missouri 2.25% Health and EFA Revenue RAN - Stephens College
  Project (i)                                                         1,000,000             1.75           4/23/04        1,004,806

Tennessee 0.4%
Sumner County, Tennessee 2.20% Capital Outlay Notes                   3,300,000             2.01           6/18/03        3,300,848

Texas 0.0%
Texas 2.75% TRAN                                                        200,000             1.78           8/29/03          200,642

Wisconsin 0.5%
Bloomer, Wisconsin 2.00% School District BAN                          4,825,000             1.42           5/30/03        4,827,324
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                    21,135,862
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     STRONG TAX-FREE MONEY FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Commercial Paper 0.8%
Illinois
Chicago, Illinois Gas Supply Revenue Refunding - Peoples Gas,
  Ltd. Project                                                   $    7,000,000             1.40%          6/26/03   $    7,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Commercial Paper                                                                                          7,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Variable Rate Put Bonds 98.4%
Alabama 5.8%
Alabama HFA SFMR (i):
  Series A                                                              280,000             1.66           5/08/03          280,000
  Series B                                                              370,000             1.66           5/08/03          370,000
Columbia, Alabama IDB PCR Refunding - Alabama Power Company
  Project                                                            12,000,000             1.35           5/01/03       12,000,000
Gadsden, Alabama IDB PCR Refunding - Alabama Power Company
  Project                                                             3,900,000             1.35           5/01/03        3,900,000
Jefferson County, Alabama Sewer Revenue Refunding (i)                10,365,000             1.40           5/08/03       10,365,000
Mcintosh, Alabama IDB Environmental Revenue Refunding - CIBC
  Specialty                                                           9,500,000             1.40           5/01/03        9,500,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue -
  Southern Poverty Law Project                                       15,000,000             1.55           5/08/03       15,000,000
                                                                                                                     --------------
                                                                                                                         51,415,000
Alaska 0.5%
Alaska Industrial Development and Export Authority (i):
  Lot 5                                                               2,305,000             1.86           5/08/03        2,305,000
  Lot 6                                                               2,120,000             1.86           5/08/03        2,120,000
  Lot 8                                                                 130,000             1.86           5/08/03          130,000
  Lot 11                                                                 90,000             1.86           5/08/03           90,000
                                                                                                                     --------------
                                                                                                                          4,645,000
Arizona 0.4%
Phoenix, Arizona IDA MFHR (i)                                         3,545,000             2.18           6/15/03        3,545,000

California 6.0%
California GO                                                         8,000,000             1.61           5/08/03        8,000,000
California PCFA PCR Refunding - Pacific Gas & Electric
  Corporation Project (i):
California Municipal Securities Trust Receipts GO (i)                10,000,000             1.50           5/01/03       10,000,000
  Series C                                                            9,250,000             1.43           5/01/03        9,250,000
  Series F                                                           13,500,000             1.38           5/01/03       13,500,000
Irvine, California Public Facilities and Infrastructure
  Authority Lease Revenue - Capital Improvements Projects (i)         6,310,000             1.55           5/08/03        6,310,000
Redondo Beach, California Public Financing Authority (i)              4,480,000             1.40           5/08/03        4,480,000
Santa Clara County - El Camino, California Hospital District
  Hospital Facilities Authority Revenue - Valley Medical
  Center Project (i):
  Series A                                                            1,438,000             1.85           5/08/03        1,438,000
  Series B                                                              625,000             1.85           5/08/03          625,000
                                                                                                                     --------------
                                                                                                                         53,603,000
Colorado 6.7%
Colorado Department of Transportation Revenue (i)                     9,000,000             1.46           5/08/03        9,000,000
Denver, Colorado International Business Center Metropolitan
  District Number 1 Refunding and Improvement (i)                     8,095,000             1.76           5/08/03        8,095,000
Park Creek, Colorado Metropolitan District Revenue (i)               43,000,000             1.65           5/08/03       43,000,000
                                                                                                                     --------------
                                                                                                                         60,095,000
Connecticut 0.4%
Northeast Tax-Exempt Bond Grantor Trust Certificates (i)              3,630,000             1.55           5/08/03        3,630,000

District of Columbia 1.6%
District of Columbia Revenue - Medlantic Project (i)                 11,300,000             1.35           5/01/03       11,300,000
District of Columbia Tobacco Financing Corporation (i)                2,895,000             1.68           5/08/03        2,895,000
                                                                                                                     --------------
                                                                                                                         14,195,000
Florida 8.3%
Broward County, Florida HFA MFHR (i)                                    465,000             1.40           5/08/03          465,000
Capital Trust Agency (h) (i)                                          7,200,000             1.45           5/08/03        7,200,000
Collier County, Florida IDA Educational Facilities Revenue -
  Community School Naples, Inc. Project (i)                           4,000,000             1.35           5/08/03        4,000,000
Collier County, Florida Health Facilities Authority Revenue -
  Cleveland Clinic Health Project (i)                                 2,000,000             1.35           5/01/03        2,000,000
Dade County, Florida Aviation Revenue (i)                               600,000             1.31           5/13/03          600,000
Florida Housing Finance Agency MFHR Refunding - Monterey Lake
  Project (i)                                                           100,000             1.45           5/08/03          100,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG TAX-FREE MONEY FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Hillsborough County, Florida Aviation Authority Special
  Purpose Revenue Refunding - Delta Air Lines Project (i)        $    1,650,000             3.00%          5/08/03   $    1,650,000
Ithaka Partners II Trust Certificates (i)                             1,963,003             1.60           5/08/03        1,963,003
Jacksonville, Florida Electric Authority Revenue - Electric
  System Project                                                      2,800,000             1.35           5/01/03        2,800,000
Jacksonville, Florida Health Facilities Authority Health
  Facilities Revenue - Samuel C. Taylor Foundation
  Project (i)                                                           150,000             1.40           5/08/03          150,000
Lee County, Florida IDA Healthcare Facilities Revenue
  Refunding - Hope Hospice Project (i)                                8,700,000             1.35           5/08/03        8,700,000
Marion County, Florida Hospital District Revenue - Health
  System Improvement - Munroe Regional Health System
  Project (i)                                                         1,000,000             1.40           5/08/03        1,000,000
Municipal Securities Trust Certificates                               3,195,000             1.45           5/01/03        3,195,000
Nassau County, Florida PCR - Rayonier Project (i)                       435,000             1.30           5/08/03          435,000
Orange County, Florida Health Facilities Authority
  Revenue (i)                                                         8,380,000             1.35           5/08/03        8,380,000
Saint Lucie County, Florida PCR                                      19,200,000             1.37           5/01/03       19,200,000
Sarasota County, Florida Utility Systems Revenue (i)                  3,620,000             1.42           5/08/03        3,620,000
Sunshine State Governmental Finance Common Florida
  Revenue (i)                                                         6,900,000             1.34           5/08/03        6,900,000
University Athletic Association, Inc. Florida Capital
  Improvement Revenue - University Florida Stadium
  Project (i)                                                         2,100,000             1.35           5/01/03        2,100,000
                                                                                                                     --------------
                                                                                                                         74,458,003
Georgia 1.2%
Clayton County, Georgia Development Authority Special
  Facilities Revenue - Delta Air Lines Project (i)                    7,250,000             3.00           5/08/03        7,250,000
Putnam County, Georgia Development Authority PCR - Georgia
  Power Company Plant Branch Project                                  3,100,000             1.40           5/01/03        3,100,000
                                                                                                                     --------------
                                                                                                                         10,350,000
Illinois 9.3%
Illinois DFA Revenue - Provena Health Project (i)                    11,500,000             1.30           5/08/03       11,500,000
Lakemoor, Illinois MFHR (i):
  Series A                                                           34,340,000             1.56           5/08/03       34,340,000
  Series B                                                           37,335,486             1.66           5/08/03       37,335,486
                                                                                                                     --------------
                                                                                                                         83,175,486
Indiana 1.2%
Indianapolis, Indiana Airport Facility Revenue (i):
  Series C                                                            3,970,000             1.67           5/08/03        3,970,000
  Series F                                                            7,000,000             1.67           5/08/03        7,000,000
                                                                                                                     --------------
                                                                                                                         10,970,000
Iowa 0.8%
Indianola, Iowa Health Care Facility Revenue Refunding -
  The Village Project (i)                                             4,710,000             1.50           5/08/03        4,710,000
Sheldon, Iowa Revenue - Sioux Valley Hospital and Health
  Project                                                             2,775,000             1.65           5/08/03        2,775,000
                                                                                                                     --------------
                                                                                                                          7,485,000
Michigan 1.1%
Birmingham, Michigan EDC Revenue - Brown Street Project (i)             830,000             1.70           5/08/03          830,000
Greater Detroit Resources Recovery Authority Revenue (i)              4,620,000             1.43           5/08/03        4,620,000
Jackson County, Michigan EDC Limited Obligation Revenue -
  Thrifty Leoni, Inc. Project (i)                                       200,000             1.70           5/08/03          200,000
Rochester, Michigan Community School District GO (i)                  3,745,000             1.42           5/08/03        3,745,000
                                                                                                                     --------------
                                                                                                                          9,395,000
Minnesota 2.0%
Burnsville, Minnesota Housing Revenue - Provence LLC
  Project (i)                                                        13,518,000             1.61           5/08/03       13,518,000
Canby, Minnesota Community Hospital District Number 1
  Revenue - Sioux Valley Hospitals & Health Systems                   3,425,000             1.65           5/08/03        3,425,000
Red Wing, Minnesota Housing and Redevelopment Authority
  Revenue - YMCA Red Wing Project (i)                                 1,200,000             1.35           5/08/03        1,200,000
                                                                                                                     --------------
                                                                                                                         18,143,000
Missouri 1.0%
Lees Summit, Missouri MFHR (i)                                        9,000,000             1.61           5/08/03        9,000,000

Montana 1.0%
Forsyth, Montana PCR Refunding - Pacificorp Project (i)               8,950,000             1.35           5/01/03        8,950,000

Nebraska 1.1%
Buffalo County, Nebraska IDR - Agrex, Inc. Project (i)                3,510,000             1.45           5/08/03        3,510,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project (i)               5,100,000             1.45           5/08/03        5,100,000
Sarpy County, Nebraska Hospital Authority Number 1 Health
  Facilities Revenue - Immanuel Health Systems Project (i)            1,000,000             1.36           5/01/03        1,000,000
                                                                                                                     --------------
                                                                                                                          9,610,000

--------------------------------------------------------------------------------
                     STRONG TAX-FREE MONEY FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico 0.3%
Hurley, New Mexico PCR - Kennecott Sante Fe Corporation
  Project                                                        $    2,900,000             1.35%          5/01/03   $    2,900,000

New York 1.9%
Monroe County, New York Industrial Development Agency
  Revenue - Electronic Navigation Industries Project                  4,940,000             2.10           7/01/03        4,940,000
New York, New York GO (i)                                             2,200,000             1.40           5/01/03        2,200,000
Ontario County, New York Industrial Development Agency IDR
  Refunding - Seneca Foods Corporation Project (i)                    5,185,000             1.60           5/08/03        5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation
  Project (i)                                                         5,060,000             1.60           5/08/03        5,060,000
                                                                                                                     --------------
                                                                                                                         17,385,000
Ohio 4.3%
Franklin County, Ohio Hospital Revenue (i)                           20,000,000             1.44           5/08/03       20,000,000
Hamilton County, Ohio Health Care Facilities Revenue - MLB
  Hilltop Health Facilities Project (i)                               7,140,000             1.65           5/08/03        7,140,000
Hamilton County, Ohio Hospital Facilities Revenue (i)                11,330,000             1.25           8/14/03       11,330,000
                                                                                                                     --------------
                                                                                                                         38,470,000
Oklahoma 6.2%
Oklahoma HDA MFHR (i):
  Series A                                                           25,000,000             1.55           5/08/03       25,000,000
  Series B                                                           15,000,000             1.55           5/08/03       15,000,000
Tulsa, Oklahoma Industrial Authority Revenue - Tulsa County
  Housing Fund, Inc. Project (i):
  Series 2000                                                         8,300,000             1.45           5/08/03        8,300,000
  Series 2002                                                         7,500,000             1.45           5/08/03        7,500,000
                                                                                                                     --------------
                                                                                                                         55,800,000
Pennsylvania 4.7%
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran
  Project (i)                                                         3,750,000             1.30           4/01/04        3,750,000
College Township, Pennsylvania IDA IDR - Presbyterian Homes
  Project (i)                                                           615,000             2.00          12/01/03          615,000
Montgomery County, Pennsylvania IDA Retirement Community
  Revenue - Actsretirement Life Communities Project (i)               4,200,000             1.45           5/01/03        4,200,000
North Pennsylvania Health, Hospital and Education Authority
  Hospital Revenue - Maple Village Project (i)                        7,610,000             1.50           5/08/03        7,610,000
Northeastern Pennsylvania Hospital and Education Authority
  Health Care Revenue - Wyoming Valley Health Care
  Project (i)                                                        10,000,000             1.45           5/08/03       10,000,000
Pennsylvania Higher EFA Revenue - Association of Independent
  Colleges and Universities Project (i)                               3,100,000             3.25          11/01/03        3,100,000
Schuykill County, Pennsylvania IDA Resources Recovery
  Revenue - Northeastern Power Company Project (i)                    7,500,000             1.45           5/01/03        7,500,000
Union County, Pennsylvania Hospital Authority Revenue -
  Evangelical Community Hospital (i)                                  5,000,000             1.30           2/01/04        5,000,000
                                                                                                                     --------------
                                                                                                                         41,775,000
South Carolina 1.0%
Berkeley County, South Carolina PCR Refunding - Amoco
  Chemical Company Project (i)                                        2,500,000             1.35           5/01/03        2,500,000
Oconee County, South Carolina PCR                                     5,000,000             1.80           5/01/03        5,000,000
South Carolina Housing, Finance and Development Authority
  MFHR (i)                                                            1,120,000             1.52           5/08/03        1,120,000
                                                                                                                     --------------
                                                                                                                          8,620,000
South Dakota 2.5%
Lawrence County, South Dakota PCR Refunding - Homestake
  Mining Project (i)                                                  5,000,000             1.40           5/01/03        5,000,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals
  and Health Project:
  Series 1997                                                        12,750,000             1.65           5/08/03       12,750,000
  Series 2000                                                         4,705,000             1.65           5/08/03        4,705,000
                                                                                                                     --------------
                                                                                                                         22,455,000
Tennessee 2.9%
Jackson, Tennessee Health, Educational and Housing Facility
  Board Revenue (i):
  Union University Project                                            3,800,000             1.61           5/08/03        3,800,000
  University School of Jackson Project                                6,200,000             1.61           5/08/03        6,200,000
Johnson City, Tennessee Health & Education Facilities Board
  Hospital Revenue (i)                                                6,100,000             1.52           5/08/03        6,100,000
Knox County, Tennessee Health, Educational and Housing
  Facilities Board Revenue - Holston Long Term Care
  Project (i)                                                         3,400,000             1.60           5/08/03        3,400,000
Nashville and Davidson Counties, Tennessee Metropolitan
  Government IDB Revenue - Second Harvest Food Bank
  Project (i)                                                         6,500,000             1.61           5/08/03        6,500,000
                                                                                                                     --------------
                                                                                                                          26,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG TAX-FREE MONEY FUND (continued)

                                                                    Principal        Yield to          Maturity         Amortized
                                                                     Amount          Maturity          Date (d)       Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Texas 9.2%
Angelina and Neeches River Authority Texas IDC Solid Waste
  Revenue (i):
  Series C                                                       $    5,300,000             1.37%          5/01/03   $    5,300,000
  Series E                                                            2,500,000             1.37           5/01/03        2,500,000
Harris County, Texas HFC MFHR - Arbor II, Ltd. Project (i)            4,200,000             2.00          10/01/03        4,200,000
Harris County, Texas Health Facilities Development
  Corporation Revenue (i)                                            14,655,000             1.67           5/08/03       14,655,000
Harris County, Texas Health Facilities Development
  Corporation Revenue - St. Lukes Episcopal Hospital Project          6,700,000             1.35           5/01/03        6,700,000
Harris County, Texas IDC PCR Refunding - Shell Oil Company
  Project                                                             6,000,000             1.40           5/01/03        6,000,000
Jewett, Texas EDC IDR - Nucor Corporation Project                     2,100,000             1.40           5/08/03        2,100,000
Katy, Texas Independent School District GO - School Building
  Project (i)                                                        14,700,000             1.35           4/01/04       14,700,000
Matagorda County, Texas Hospital District Revenue (i)                 4,200,000             1.70           5/08/03        4,200,000
Pasadena, Texas Independent School District Revenue (i)               7,800,000             1.35           4/01/04        7,800,000
Port of Port Arthur, Texas Navigational District PCR
  Refunding - Texaco, Inc. Project                                    3,600,000             1.35           5/01/03        3,600,000
Texas Municipal Securities Trust Receipts                            10,270,000             1.42           5/08/03       10,270,000
                                                                                                                     --------------
                                                                                                                         82,025,000
Virginia 1.6%
Alexandria, Virginia Redevelopment and Housing Authority
  MFHR (i)                                                           13,820,000             1.52           5/08/03       13,820,000
Virginia Small Business Financing Authority Revenue
  Refunding - Virginia Foods Project (i)                                200,000             1.55           5/08/03          200,000
                                                                                                                     --------------
                                                                                                                         14,020,000
Washington 0.1%
Washington EDFA EDR - Darigold/Westfarm Foods Project (i)             1,000,000             1.55           5/08/03        1,000,000

West Virginia 2.8%
Harrison County, West Virginia Board of Education MERLOT (i)         17,625,000             1.62           5/08/03       17,625,000
Monongalia County, West Virginia Board of Education Revenue
  MERLOT (i)                                                          7,435,000             1.62           5/08/03        7,435,000
                                                                                                                     --------------
                                                                                                                         25,060,000
Wisconsin 0.8%
Badger Tobacco Asset Securitization Corporation Wisconsin
  Tobacco Settlement Revenue (i)                                      7,015,000             1.63           5/08/03        7,015,000

Wyoming 0.8%
Campbell County, Wyoming IDR - Powder Basin Properties
  Project (i)                                                         4,960,000             1.55           5/08/03        4,960,000
Green River, Wyoming PCR - Allied Corporation Project                 2,360,000             2.15           5/08/03        2,360,000
                                                                                                                     --------------
                                                                                                                          7,320,000
Multiple States 10.9%
Clipper Brigantine Tax-Exempt Certificates Trust (i):
  Series 2000-2                                                      10,535,000             1.71           5/08/03       10,535,000
  Series 2001-1                                                       5,139,000             1.71           5/08/03        5,139,000
IBM Tax-Exempt Trust (i)                                              2,440,000             1.56           5/08/03        2,440,000
MBIA Capital Corporation Tax-Exempt Grantor Trust (i)                 7,955,000             1.51           5/08/03        7,955,000
Putable Floating Option Tax-Exempt Receipts (i)                       3,600,000             1.38           5/01/03        3,600,000
Putable Floating Option Tax-Exempt Receipts (i)                      67,600,000             1.56           5/08/03       67,600,000
                                                                                                                     --------------
                                                                                                                         97,269,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds                                                                                           879,778,489
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 101.6%                                                                                  907,914,351
Other Assets and Liabilities, Net (1.6%)                                                                                (14,356,804)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                    $  893,557,547
===================================================================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)  Variable rate security.
(f)  All or a portion of security is when-issued.
(g)  See Note 2(J) of Notes to Financial Statements.
(h)  Illiquid security.
(i) Security backed by credit enhancement in the form of a letter of credit and/or insurance.

Percentages are stated as a percent of net assets.

ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    -- Bond Anticipation Notes
BP     -- Basis Points
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                (In Thousands,
                                                               Except As Noted)

                                                                Strong Heritage
                                                                  Money Fund
                                                               ----------------
Assets:
  Investments in Securities, at Amortized Cost                 $      1,946,487
  Receivable for Fund Shares Sold                                            32
  Interest Receivable                                                     2,342
  Other Assets                                                              274
                                                               ----------------
  Total Assets                                                        1,949,135

Liabilities:
  Payable for Fund Shares Redeemed                                           14
  Dividends Payable                                                       1,762
  Cash Overdraft Liability                                                  675
  Accrued Operating Expenses and Other Liabilities                          135
                                                               ----------------
  Total Liabilities                                                       2,586
                                                               ----------------
Net Assets                                                     $      1,946,549
                                                               ================

Net Assets Consist of:

Investor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                $    852,116,940
                                                               ================
  Capital Shares Outstanding (Unlimited Number Authorized)          852,116,940

  Net Asset Value Per Share                                    $           1.00
                                                               ================
Institutional Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                $  1,082,200,417
                                                               ================
  Capital Shares Outstanding (Unlimited Number Authorized)        1,082,200,417

  Net Asset Value Per Share                                    $           1.00
                                                               ================

Advisor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                $     12,231,565
                                                               ================
  Capital Shares Outstanding (Unlimited Number Authorized)           12,231,565

  Net Asset Value Per Share                                    $           1.00
                                                               ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                                             (In Thousands, Except As Noted)

                                                                                                                Strong Ultra
                                                                                            Strong Ultra         Short-Term
                                                                                             Short-Term       Municipal Income
                                                                                            Income Fund             Fund
                                                                                          ----------------    ----------------
Assets:
  Investments in Securities, at Value (Cost of $2,452,807 and $1,823,813, respectively)   $      2,453,989    $      1,823,875
  Receivable for Securities Sold                                                                     6,224              45,110
  Receivable for Fund Shares Sold                                                                    1,618               1,723
  Interest and Dividends Receivable                                                                 27,220              18,693
  Other Assets                                                                                         385                 517
                                                                                          ----------------    ----------------
  Total Assets                                                                                   2,489,436           1,889,918

Liabilities:
  Payable for Securities Purchased                                                                   5,520              74,538
  Payable for Fund Shares Redeemed                                                                   2,449               4,943
  Payable Upon Return of Securities on Loan                                                         33,421                  --
  Dividends Payable                                                                                  7,301               4,176
  Variation Margin Payable                                                                             289                 285
  Accrued Operating Expenses and Other Liabilities                                                     968                 141
                                                                                          ----------------    ----------------
  Total Liabilities                                                                                 49,948              84,083
                                                                                          ----------------    ----------------
Net Assets                                                                                $      2,439,488    $      1,805,835
                                                                                          ================    ================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                           $      2,669,624    $      1,856,249
  Undistributed Net Investment Income (Loss)                                                        (9,824)                (31)
  Undistributed Net Realized Gain (Loss)                                                          (220,970)            (49,935)
  Net Unrealized Appreciation/(Depreciation)                                                           658                (448)
                                                                                          ----------------    ----------------
  Net Assets                                                                              $      2,439,488    $      1,805,835
                                                                                          ================    ================

Investor Class ($ and shares in full)
  Net Assets                                                                              $  2,101,640,637    $  1,344,525,833
  Capital Shares Outstanding (Unlimited Number Authorized)                                     223,273,091         275,562,917

  Net Asset Value Per Share                                                               $           9.41    $           4.88
                                                                                          ================    ================

Institutional Class ($ and shares in full)
  Net Assets                                                                              $    206,306,578    $    416,653,433
  Capital Shares Outstanding (Unlimited Number Authorized)                                      21,931,121          85,423,818

  Net Asset Value Per Share                                                               $           9.41    $           4.88
                                                                                          ================    ================

Advisor Class ($ and shares in full)
  Net Assets                                                                              $    131,540,415    $     44,655,802
  Capital Shares Outstanding (Unlimited Number Authorized)                                      13,981,054           9,153,447

  Net Asset Value Per Share                                                               $           9.41    $           4.88
                                                                                          ================    ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                        (In Thousands, Except Per Share Amount)

                                                           Strong Florida                        Strong
                                                              Municipal                         Municipal         Strong
                                                            Money Market     Strong Money     Money Market       Tax-Free
                                                                Fund          Market Fund         Fund          Money Fund
                                                           --------------   --------------   --------------   --------------
Assets:
  Investments in Securities, at Amortized Cost
    (Including Repurchase Agreements of $0, $221,422,
     $0 and $0, respectively)                              $       15,925   $    1,829,150   $    1,828,875   $      907,914
  Receivable for Securities Sold                                       --               --            1,208               --
  Receivable for Fund Shares Sold                                      --               14               --              725
  Interest Receivable                                                  22            1,843            4,157            2,304
  Other Assets                                                         16              195              246              134
                                                           --------------   --------------   --------------   --------------
  Total Assets                                                     15,963        1,831,202        1,834,486          911,077

Liabilities:
  Payable for Fund Shares Redeemed                                     75               95              494               80
  Dividends Payable                                                    13            1,063            1,566              820
  Cash Overdraft Liability                                            263              450            1,739           16,592
  Accrued Operating Expenses and Other Liabilities                     15              663              207               27
                                                           --------------   --------------   --------------   --------------
  Total Liabilities                                                   366            2,271            4,006           17,519
                                                           --------------   --------------   --------------   --------------
Net Assets                                                 $       15,597   $    1,828,931   $    1,830,480   $      893,558
                                                           ==============   ==============   ==============   ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)            $       15,597   $    1,828,931   $    1,830,480   $      893,558
                                                           ==============   ==============   ==============   ==============

  Capital Shares Outstanding (Unlimited Number Authorized)         15,597        1,828,931        1,830,480          893,558

  Net Asset Value Per Share                                $         1.00   $         1.00   $         1.00   $         1.00
                                                           ==============   ==============   ==============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                             (In Thousands)

                                                            Strong Heritage
                                                              Money Fund
                                                            ----------------

Interest Income                                             $         16,151
Expenses (Note 4):
  Investment Advisory Fees                                             1,621
  Administrative Fees                                                  1,864
  Custodian Fees                                                          66
  Shareholder Servicing Costs                                            320
  12b-1 Fees                                                              15
  Other                                                                  297
                                                            ----------------
  Total Expenses before Expense Offsets                                4,183
  Expense Offsets                                                     (1,201)
                                                            ----------------
  Expenses, Net                                                        2,982
                                                            ----------------
Net Investment Income (Loss) and Net Increase
  (Decrease) in Net Assets Resulting from Operations        $         13,169
                                                            ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                          (In Thousands)

                                                                  Strong Ultra       Strong Ultra
                                                                   Short-Term         Short-Term
                                                                  Income Fund     Municipal Income Fund
                                                                  ------------    ---------------------
Income:
  Interest                                                        $     46,712    $              29,604
  Dividends - Unaffiliated Issuers                                          50                       --
  Dividends - Affiliated Issuers                                            --                      290
                                                                  ------------    ---------------------
  Total Income                                                          46,762                   29,894

Expenses (Note 4):
  Investment Advisory Fees                                               3,551                    2,581
  Administrative Fees                                                    3,575                    2,242
  Custodian Fees                                                            70                       47
  Shareholder Servicing Costs                                            1,973                      300
  12b-1 Fees                                                               134                       44
  Federal and State Registration Fees                                       61                      119
  Other                                                                    525                      141
                                                                  ------------    ---------------------
  Total Expenses before Expense Offsets                                  9,889                    5,474
  Expense Offsets                                                          (28)                      (4)
                                                                  ------------    ---------------------
  Expenses, Net                                                          9,861                    5,470
                                                                  ------------    ---------------------
Net Investment Income (Loss)                                            36,901                   24,424

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                         (1,271)                  (1,085)
    Futures Contracts                                                   (3,106)                     (82)
                                                                  ------------    ---------------------
    Net Realized Gain (Loss)                                            (4,377)                  (1,167)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                         11,682                    3,338
    Futures Contracts                                                    1,774                     (171)
    Swaps                                                                  122                       --
                                                                  ------------    ---------------------
  Net Change in Unrealized Appreciation/Depreciation                    13,578                    3,167
                                                                  ------------    ---------------------
Net Gain (Loss) on Investments                                           9,201                    2,000
                                                                  ------------    ---------------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $     46,102    $              26,424
                                                                  ============    =====================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                              (In Thousands)

                                                      Strong Florida                   Strong Municipal
                                                      Municipal Money   Strong Money     Money Market    Strong Tax-Free
                                                        Market Fund     Market Fund          Fund          Money Fund
                                                      ---------------  --------------  ----------------  ---------------
                                                         (Note 1)
Interest Income                                       $           157  $       14,687  $         16,837  $         5,811
Expenses:
  Investment Advisory Fees                                         18           1,463             1,499              613
  Administration Fees                                              45           3,562             3,693            1,518
  Custodian Fees                                                   10              57                34               17
  Shareholder Servicing Costs                                       5           3,176               403               74
  Professional Fees                                                 8              22                38                8
  Federal and State Registration Fees                              31              31                50               44
  Other                                                             5             684               310               24
                                                      ---------------  --------------  ----------------  ---------------
  Total Expenses before Expense Offsets                           122           8,995             6,027            2,298
  Expense Offsets (Note 4)                                        (67)         (2,641)               (1)          (1,154)
                                                      ---------------  --------------  ----------------  ---------------
  Expenses, Net                                                    55           6,354             6,026            1,144
                                                      ---------------  --------------  ----------------  ---------------
Net Investment Income (Loss) and Net Increase
  (Decrease) in Net Assets Resulting from
  Operations                                          $           102  $        8,333   $        10,811  $         4,667
                                                      ===============  ==============  ================  ===============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                       (In Thousands)

                                                                                                 Strong Heritage Money Fund
                                                                                              --------------------------------
                                                                                              Six Months Ended    Year Ended
                                                                                               April 30, 2003    Oct 31, 2002
                                                                                              ----------------   -------------
                                                                                                 (Unaudited)
Operations:
  Net Investment Income (Loss) and Net Increase (Decrease)
    in Net Assets Resulting from Operations                                                   $         13,169   $      39,400
Distributions:
  From Net Investment Income:
    Investor Class                                                                                      (5,165)        (20,054)
    Institutional Class                                                                                 (7,940)        (19,016)
    Advisor Class                                                                                          (64)           (330)
                                                                                              ----------------   -------------
  Total Distributions                                                                                  (13,169)        (39,400)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                               (189,355)         65,728
                                                                                              ----------------   -------------
Total Increase (Decrease) in Net Assets                                                               (189,355)         65,728
Net Assets:
  Beginning of Period                                                                                2,135,904       2,070,176
                                                                                              ----------------   -------------
  End of Period                                                                               $      1,946,549   $   2,135,904
                                                                                              ================   =============

                                                                Strong Ultra Short-Term            Strong Ultra Short-Term
                                                                      Income Fund                   Municipal Income Fund
                                                           --------------------------------   --------------------------------
                                                           Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                            April 30, 2003    Oct. 31, 2002    April 30, 2003    Oct. 31, 2002
                                                           ----------------   -------------   ----------------   -------------
                                                             (Unaudited)                        (Unaudited)
Operations:
  Net Investment Income (Loss)                             $         36,901   $     130,802   $         24,424   $      52,097
  Net Realized Gain (Loss)                                           (4,377)       (149,325)            (1,167)        (42,314)
  Net Change in Unrealized Appreciation/Depreciation                 13,578          24,463              3,167          22,979
                                                           ----------------   -------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                                        46,102           5,940             26,424          32,762
Distributions:
  From Net Investment Income:
    Investor Class                                                  (40,114)       (119,701)           (18,914)        (40,653)
    Institutional Class                                              (4,720)        (28,599)            (6,241)        (12,157)
    Advisor Class                                                    (1,958)         (4,028)              (433)           (481)
                                                           ----------------   -------------   ----------------   -------------
  Total Distributions                                               (46,792)       (152,328)           (25,588)        (53,291)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                                 (52,640)     (1,216,247)           160,326         (43,193)
                                                           ----------------   -------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                             (53,330)     (1,362,635)           161,162         (63,722)
Net Assets:
  Beginning of Period                                             2,492,818       3,855,453          1,644,673       1,708,395
                                                           ----------------   -------------   ----------------   -------------
  End of Period                                            $      2,439,488   $   2,492,818   $      1,805,835   $   1,644,673
                                                           ================   =============   ================   =============
  Undistributed Net Investment Income (Loss)               $         (9,824)  $          67   $            (31)  $       1,133

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                    Strong Florida
                                                                    Municipal Money                Strong Money
                                                                      Market Fund                  Market Fund
                                                                    ---------------    ----------------------------------
                                                                     Period Ended      Six Months Ended    Year Ended
                                                                    April 30, 2003      April 30, 2003    Oct. 31, 2002
                                                                    ---------------    ----------------   ---------------
                                                                      (Unaudited)         (Unaudited)
                                                                       (Note 1)
Operations:
  Net Investment Income (Loss) and
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                                       $           102    $         8,333    $        28,933
Distributions From Net Investment Income                                       (102)            (8,333)           (28,933)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
  from Capital Share Transactions                                            15,597           (255,086)            56,205
                                                                    ---------------    ---------------    ---------------
Total Increase (Decrease) in Net Assets                                      15,597           (255,086)            56,205
Net Assets:
  Beginning of Period                                                            --          2,084,017          2,027,812
                                                                    ---------------    ---------------    ---------------
  End of Period                                                     $        15,597    $     1,828,931    $     2,084,017
                                                                    ===============    ===============    ===============

                                                              Strong Municipal Money                    Strong Tax-Free
                                                                    Market Fund                           Money Fund
                                                       -----------------------------------   -----------------------------------
                                                       Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                                        April 30, 2003      Oct. 31, 2002     April 30, 2003      Oct. 31, 2002
                                                       ----------------    ---------------   ----------------    ---------------
                                                          (Unaudited)                           (Unaudited)
Operations:
  Net Investment Income (Loss) and
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                           $        10,811    $        38,019    $         4,667    $         3,244
Distributions From Net Investment Income                        (10,811)           (38,019)            (4,667)            (3,244)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                            (236,405)          (935,183)           254,873            513,638
                                                        ---------------    ---------------    ---------------    ---------------
Total Increase (Decrease) in Net Assets                        (236,405)          (935,183)           254,873            513,638
Net Assets:
  Beginning of Period                                         2,066,885          3,002,068            638,685            125,047
                                                        ---------------    ---------------    ---------------    ---------------
  End of Period                                         $     1,830,480    $     2,066,885    $       893,558    $       638,685
                                                        ===============    ===============    ===============    ===============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Cash Management Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series, Inc.)
     - Strong Ultra Short-Term Income Fund (a series of Strong Advantage Fund, Inc.)
     - Strong Ultra Short-Term Municipal Income Fund (a series of Strong Municipal Funds, Inc.)
     - Strong Florida Municipal Money Market Fund (a series of the Strong Income Trust)
     -    Strong Money Market Fund (a series of Strong Money Market Fund, Inc.)
     - Strong Municipal Money Market Fund (a series of Strong Municipal Funds, Inc.)
     -    Strong Tax-Free Money Fund (a series of Strong Municipal Funds, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain higher minimum investment minimums, and Advisor Class shares are available only through financial professionals.

     Strong Heritage Money Fund, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund offer Investor Class, Institutional Class and Advisor Class shares. Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund offer only Investor Class shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective November 29, 2002, Strong Florida Municipal Money Market Fund commenced operations.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities in the Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are either
          Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The aggregate cost and fair value of restricted securities that are deemed to be illiquid and held at April 30, 2003 are as follows:

                                                    Aggregate         Aggregate         Percent of
                                                       Cost           Fair Value        Net Assets
                                                 ---------------    --------------      ----------
          Strong Ultra Short-Term Income Fund    $   121,335,112    $   78,387,668          3.21%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying asset fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund deposit in a segregated account with their custodian, in the name of the broker cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may invest in foreign securities and other assets and liabilities initially expressed in foreign currencies which are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

     (H) Forward Foreign Currency Exchange Contracts -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may open forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked- to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Swap Agreements -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (M) Term Loan Commitments -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may acquire loan interests whereby the Funds are committed to lend cash to a borrower in the future under certain conditions. The Funds earn interest on the amount drawn by the borrower and fee income on the undrawn loan commitment. The drawn portion of the loan agreement is recorded as an investment and is subject to security valuation procedures. The undrawn portion of the commitment is valued at the difference between the undrawn loan commitment and the current fair value of the undrawn loan commitment. Each Fund designates liquid securities on its books and records an amount equal to the projected amount of future revolving loans. No Funds held any revolving term loan commitments at April 30, 2003.

          Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may acquire bank term loans under which the Fund obtains its rights directly from the borrower. Such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit.

     (N) Securities Lending -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At April 30, 2003, cash collateral received was invested in the Institutional Class of the Deutsche Daily Assets Fund.

          At April 30, 2003, Strong Ultra Short-Term Income Fund had securities with a market value of $32,795,307 on loan and had received $33,420,785 in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended April 30, 2003, the securities lending income totaled $51,479.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (O) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (P) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (Q) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. ("the Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                         Administration Fees
                                                                         --------------------------------------------------
                                                         Advisory Fees   Investor Class  Institutional Class  Advisor Class
                                                         -------------   --------------  -------------------  -------------
     Strong Heritage Money Fund                             0.15%            0.37%              0.02%              0.02%
     Strong Ultra Short-Term Income Fund                    0.30%/(1)/       0.33%              0.02%              0.33%
     Strong Ultra Short-Term Municipal Income Fund          0.30%/(1)/       0.33%              0.02%              0.33%
     Strong Florida Municipal Money Market Fund             0.15%            0.37%                 *                  *
     Strong Money Market Fund                               0.15%            0.37%                 *                  *
     Strong Municipal Money Market Fund                     0.15%            0.37%                 *                  *
     Strong Tax-Free Money Fund                             0.15%            0.37%                 *                  *

     * Does not offer share class.

     /(1)/ The Investment Advisory Fees are 0.30% for the first $4 billion, 0.275% for $4 to $6 billion, and 0.25% thereafter.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees for the Investor Class are paid at an annual rate of $31.50 for each open shareholder account of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund and $32.50 for Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund and
     $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net asset value. Transfer agent fees are recorded in the shareholder servicing costs in the Funds' Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

     Strong Heritage Money Fund, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor" and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Advisor Class shares. See Note 4.

     Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2003, is as follows:

                                                       Payable to/
                                                    (Receivable From)
                                                      Administrator      Shareholder Servicing    Transfer Agency     Unaffiliated
                                                      or Advisor at        and Other Expenses         Banking          Directors'
                                                      April 30, 2003     Paid to Administrator   Charges/(Credits)        Fees
                                                    -----------------    ---------------------   -----------------    ------------
     Strong Heritage Money Fund                      $       52,334         $      332,060         $       26,411   $       42,660
     Strong Ultra Short-Term Income Fund                    462,292              1,979,191                 27,909           57,293
     Strong Ultra Short-Term Municipal Income Fund           63,339                300,495                  5,700           31,475
     Strong Florida Municipal Money Market Fund                 (55)                 5,110                     45              745
     Strong Money Market Fund                               581,687              3,229,253                 70,448           38,975
     Strong Municipal Money Market Fund                     122,639                410,405                 45,543           47,517
     Strong Tax-Free Money Fund                              10,357                 76,943                  3,796            6,646

     At April 30, 2003, the Distributor owns 12.8% of the outstanding shares of the Strong Florida Municipal Money Market Fund.

4.   Expenses and Expense Offsets

     Expenses:

     For the six months ended April 30, 2003, the class specific expenses are as follows:

                                                      Administrative     Shareholder      Reports to       12b-1
                                                           Fees        Servicing Costs   Shareholders       Fees         Other
                                                      --------------   ---------------  --------------   -----------  -----------
     Strong Heritage Money Fund
       Investor Class                                 $    1,742,205   $      227,879   $       45,591            --  $    22,455
       Institutional Class                                   120,796           90,894            4,848            --       14,037
       Advisor Class                                           1,222              976            3,013   $    15,271        2,229
     Strong Ultra Short-Term Income Fund
       Investor Class                                      3,376,446        1,848,826          282,133            --       32,051
       Institutional Class                                    21,359           16,258            6,618            --        2,082
       Advisor Class                                         177,061          107,672            6,070       134,137          209
     Strong Ultra Short-Term Municipal Income Fund
       Investor Class                                      2,146,052          236,327           35,253            --        6,183
       Institutional Class                                    38,534           28,981              714            --          442
       Advisor Class                                          57,617           34,951              486        43,649           55

--------------------------------------------------------------------------------

     Expense Offsets:

     For the six months ended April 30, 2003, the expense offsets are as follows:

                                                        Expense
                                                      Waivers and         Earnings       Transfer Agency
                                                      Absorptions          Credits       Banking Credits
                                                     --------------    --------------    ---------------
     Strong Heritage Money Fund
       Investor Class                                $     (985,712)               --                --
       Institutional Class                                 (206,858)               --                --
       Advisor Class                                         (7,462)               --                --
       Fund Level                                                --    $       (1,329)
     Strong Ultra Short-Term Income Fund
       Investor Class                                            --                --                --
       Institutional Class                                       --                --                --
       Advisor Class                                             --                --                --
       Fund Level                                                --           (28,285)
     Strong Ultra Short-Term Municipal Income Fund
       Investor Class                                            --                --                --
       Institutional Class                                       --                --                --
       Advisor Class                                             --                --                --
       Fund Level                                                --            (3,883)               --
     Strong Florida Municipal Money Market Fund             (67,277)              (33)               --
     Strong Money Market Fund                            (2,640,386)             (679)               --
     Strong Municipal Money Market Fund                          --            (1,259)               --
     Strong Tax-Free Money Fund                          (1,152,090)           (2,152)               --

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds had no borrowings under the LOC during the period. At April 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the six months ended April 30, 2003, are as follows:

                                                                Purchases                           Sales
                                                     -------------------------------   -------------------------------
                                                     U.S. Government                   U.S. Government
                                                       and Agency          Other         and Agency          Other
                                                     ---------------  --------------   ---------------  --------------
     Strong Ultra Short-Term Income Fund             $  895,790,913               --   $  974,910,447   $    1,999,940
     Strong Ultra Short-Term Municipal Income Fund      745,461,872               --      601,455,435               --

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of April 30, 2003:

                                                                                                               Net Unrealized
                                                                             Gross              Gross           Appreciation/
                                                          Cost of          Unrealized         Unrealized       (Depreciation)
                                                        Investments       Appreciation       Depreciation      on Investments
                                                     ----------------   ----------------   ----------------   ----------------
     Strong Ultra Short-Term Income Fund             $  2,452,806,943   $     54,106,577   $     52,924,425   $      1,182,152
     Strong Ultra Short-Term Municipal Income Fund      1,823,960,944          8,766,962          8,853,345            (86,383)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

     The capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2002, are:

                                                     Net Capital Loss
                                                       Carryovers
                                                     ----------------
     Strong Heritage Money Fund                      $             --
     Strong Ultra Short-Term Income Fund                  218,897,369
     Strong Ultra Short-Term Municipal Income Fund         48,659,151
     Strong Florida Municipal Money Market Fund                    --
     Strong Money Market Fund                                      --
     Strong Municipal Money Market Fund                            --
     Strong Tax-Free Money Fund                                    --

8.   Capital Share Transactions

                                                                                                   Strong Ultra Short-Term
                                                        Strong Heritage Money Fund                      Income Fund
                                                   ------------------------------------    ------------------------------------
                                                   Six Months Ended       Year Ended       Six Months Ended       Year Ended
                                                    April 30, 2003      Oct. 31, 2002       April 30, 2003      Oct. 31, 2002
                                                   ----------------    ----------------    ----------------    ----------------
                                                     (Unaudited)                              (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:
INVESTOR CLASS
  Proceeds from Shares Sold                        $    323,656,999    $  1,030,481,154    $    638,663,786    $  1,246,600,043
  Proceeds from Reinvestment of Distributions             5,473,166          20,692,026          37,467,934         112,250,249
  Payment for Shares Redeemed                          (511,450,531)     (1,360,258,560)       (666,387,913)     (2,139,557,005)
                                                   ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         (182,320,366)       (309,085,380)          9,743,807        (780,706,713)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                           2,765,059,541       4,758,647,832         227,332,585         594,832,399
  Proceeds from Reinvestment of Distributions             1,570,079           6,746,407           4,228,676          26,970,713
  Payment for Shares Redeemed                        (2,763,755,471)     (4,384,982,881)       (327,499,569)     (1,077,512,287)
                                                   ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                            2,874,149         380,411,358         (95,938,308)       (455,709,175)

ADVISOR CLASS
  Proceeds from Shares Sold                                 342,756          33,469,607          69,174,976          92,127,296
  Proceeds from Reinvestment of Distributions                    35             168,851           1,897,970           3,938,989
  Payment for Shares Redeemed                           (10,251,494)        (39,236,803)        (37,518,269)        (75,897,518)
                                                   ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                           (9,908,703)         (5,598,345)         33,554,677          20,168,767
                                                   ----------------    ----------------    ----------------    ----------------

Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                       $   (189,354,920)   $     65,727,633    $    (52,639,824)   $ (1,216,247,121)
                                                   ================    ================    ================    ================

--------------------------------------------------------------------------------

                                                                                              Strong Ultra Short-Term
                                                    Strong Heritage Money Fund                      Income Fund
                                               ------------------------------------    ------------------------------------
                                               Six Months Ended       Year Ended       Six Months Ended       Year Ended
                                                April 30, 2003      Oct. 31, 2002       April 30, 2003      Oct. 31, 2002
                                               ----------------    ----------------    ----------------    ----------------
                                                 (Unaudited)                              (Unaudited)
Transactions in Shares of Each Class of
     the Funds Were as Follows:

INVESTOR CLASS
  Sold                                              323,656,999       1,030,481,154          67,914,149         129,280,378
  Issued in Reinvestment of Distributions             5,473,166          20,692,026           3,982,509          11,670,019
  Redeemed                                         (511,450,531)     (1,360,258,560)        (70,859,473)       (223,099,510)
                                               ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Shares                (182,320,366)       (309,085,380)          1,037,185         (82,149,113)
                                               ================    ================    ================    ================

INSTITUTIONAL CLASS
  Sold                                            2,765,059,541       4,758,647,832          24,196,850          61,808,850
  Issued in Reinvestment of Distributions             1,570,079           6,746,407             449,815           2,797,092
  Redeemed                                       (2,763,755,471)     (4,384,982,881)        (34,852,907)       (112,325,532)
                                               ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Shares                   2,874,149         380,411,358         (10,206,242)        (47,719,590)
                                               ================    ================    ================    ================

ADVISOR CLASS
  Sold                                                  342,756          33,469,607           7,359,253           9,598,736
  Issued in Reinvestment of Distributions                    35             168,851             201,914             410,501
  Redeemed                                          (10,251,494)        (39,236,803)         (3,992,312)         (7,932,232)
                                               ----------------    ----------------    ----------------    ----------------
  Net Increase (Decrease) in Shares                  (9,908,703)         (5,598,345)          3,568,855           2,077,005
                                               ================    ================    ================    ================

                                                        Strong Ultra Short-Term
                                                         Municipal Income Fund
                                                   ----------------------------------
                                                   Six Months Ended    Year Ended
                                                    April 30, 2003    Oct. 31, 2002
                                                   ----------------  ----------------
                                                     (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                        $   509,336,027   $    985,911,552
  Proceeds from Reinvestment of Distributions           16,692,811         36,250,855
  Payment for Shares Redeemed                         (438,491,195)    (1,024,788,650)
                                                   ---------------   ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          87,537,643         (2,626,243)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                            242,796,656        472,448,953
  Proceeds from Reinvestment of Distributions            5,602,747         10,237,505
  Payment for Shares Redeemed                         (192,254,571)      (543,220,458)
                                                   ---------------   ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          56,144,832        (60,534,000)

ADVISOR CLASS
  Proceeds from Shares Sold                             30,324,119         27,874,258
  Proceeds from Reinvestment of Distributions              417,485            433,307
  Payment for Shares Redeemed                          (14,098,291)        (8,340,985)
                                                   ---------------   ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          16,643,313         19,966,580
                                                   ---------------   ----------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                       $   160,325,788   $    (43,193,663)
                                                   ===============   ================

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                    Strong Ultra Short-Term
                                                     Municipal Income Fund
                                               ---------------------------------
                                               Six Months Ended    Year Ended
                                                April 30, 2003    Oct. 31, 2002
                                               ----------------  ---------------
                                                 (Unaudited)
Transactions in Shares of Each Class of
      the Fund Were as Follows:

INVESTOR CLASS
  Sold                                            104,363,141      201,428,792
  Issued in Reinvestment of Distributions           3,419,621        7,402,936
  Redeemed                                        (89,851,744)    (209,427,609)
                                               --------------    -------------
  Net Increase (Decrease) in Shares                17,931,018         (595,881)
                                               ==============    =============

INSTITUTIONAL CLASS
  Sold                                             49,768,540       96,618,639
  Issued in Reinvestment of Distributions           1,148,911        2,091,490
  Redeemed                                        (39,410,444)    (110,932,744)
                                               --------------    -------------
  Net Increase (Decrease) in Shares                11,507,007      (12,222,615)
                                               ==============    =============

ADVISOR CLASS
  Sold                                              6,214,291        5,695,766
  Issued in Reinvestment of Distributions              85,583           88,542
  Redeemed                                         (2,889,292)      (1,705,994)
                                               --------------    -------------
  Net Increase (Decrease) in Shares                 3,410,582        4,078,314
                                               ==============    =============

                                                      Strong Florida
                                                      Municipal Money
                                                        Market Fund            Strong Money Market Fund
                                                    --------------------  ------------------------------------
                                                        Period Ended      Six Months Ended       Year Ended
                                                       April 30, 2003      April 30, 2003      Oct. 31, 2002
                                                    --------------------  ----------------    ----------------
                                                    (Unaudited) (Note 1)    (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                           $    212,760,912    $    691,357,782    $  1,631,656,252
  Transfer in from Merger (Note 10)                                 --                  --         353,261,220
  Proceeds from Reinvestment of Distributions                   69,317           9,283,271          30,403,760
  Payment for Shares Redeemed                             (197,232,913)       (955,727,065)     (1,959,116,127)
                                                      ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        $     15,597,316    $   (255,086,012)   $     56,205,105
                                                      ================    ================    ================

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                     212,760,912         691,357,782       1,631,656,252
  Transfer in from Merger (Note 10)                                 --                  --         353,261,220
  Issued in Reinvestment of Distributions                       69,317           9,283,271          30,403,760
  Redeemed                                                (197,232,913)       (955,727,065)     (1,959,116,127)
                                                      ----------------    ----------------    ----------------
  Net Increase (Decrease) in Shares of the Fund             15,597,316        (255,086,012)         56,205,105
                                                      ================    ================    ================

--------------------------------------------------------------------------------

                                                       Strong Municipal Money Market Fund         Strong Tax-Free Money Fund
                                                      ------------------------------------    -----------------------------------
                                                      Six Months Ended       Year Ended       Six Months Ended     Year Ended
                                                       April 30, 2003      Oct. 31, 2001       April 30, 2003     Oct. 31, 2002
                                                      ----------------    ----------------    ----------------   ----------------
                                                         (Unaudited)                            (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                           $   1,706,807,458    $  5,358,554,228    $  1,397,629,652   $    998,183,713
  Proceeds from Reinvestment of Distributions                11,421,698          37,728,572           4,023,682          2,467,120
  Payment for Shares Redeemed                            (1,954,634,524)     (6,331,465,892)     (1,146,781,142)      (487,012,864)
                                                      -----------------    ----------------    ----------------   ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        $    (236,405,368)   $   (935,183,092)   $    254,872,192   $    513,637,969
                                                      =================    ================    ================   ================

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                    1,706,807,458       5,358,554,228       1,397,629,652        998,183,713
  Issued in Reinvestment of Distributions                    11,421,698          37,728,572           4,023,734          2,467,120
  Redeemed                                                (1,954,634,52)     (6,331,465,892)     (1,146,781,142)      (487,012,864)
                                                      -----------------    ----------------    ----------------   ----------------
  Net Increase (Decrease) in Shares of the Fund            (236,405,368)       (935,183,092)        254,872,244        513,637,969
                                                      =================    ================    ================   ================

9.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2003 is as follows:

                                                     Balance of       Gross       Gross Sales
                                                    Shares Held     Purchases         and
                                                    Nov. 1, 2002  and Additions    Reductions
                                                    ------------  -------------  ------------
     Strong Ultra Short-Term Municipal Income Fund
     ---------------------------------------------
     Strong Municipal Money Market Fund               8,900,000    357,970,000    366,870,000
     Strong Tax-Free Money Fund                      29,050,000    207,540,000    236,590,000

                                                                                  Dividend
                                                      Balance of     Value         Income
                                                     Shares Held    April 30,  Nov. 1, 2002-
                                                    April 30, 2003    2003     April 30, 2003
                                                    --------------  ---------  --------------
     Strong Ultra Short-Term Municipal Income Fund
     ---------------------------------------------
     Strong Municipal Money Market Fund                         --        --     $    132,018
     Strong Tax-Free Money Fund                                 --        --          158,457

10.  Acquisition Information

     Effective May 31, 2002, the Strong Money Market Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Investors Money Fund. Strong Money Market Fund issued 353,261,220 shares (valued at $353,261,220) for the outstanding shares of Strong Investors Money Fund at May 31, 2002. Strong Money Market Fund's Statement of Operations for the year ended October 31, 2002 does not include preacquisition activity of Strong Investors Money Fund. The aggregate net assets of Strong Money Market Fund and Strong Investors Money Fund immediately before the acquisition were $1,866,423,277 and $353,261,220, respectively. The combined net assets of Strong Money Market Fund immediately after the acquisition were $2,219,684,497.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- INVESTOR CLASS

                                                                                              Period Ended
                                                                       --------------------------------------------------------
                                                                        April 30,        Oct.31,       Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                            2003/(b)/         2002           2001         2000/(c)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $     1.00      $     1.00     $     1.00     $     1.00
Income From Investment Operations:
      Net Investment Income (Loss)                                           0.01            0.02           0.05           0.04
-------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                                       0.01            0.02           0.05           0.04
Less Distributions:
      From Net Investment Income                                            (0.01)          (0.02)         (0.05)         (0.04)
-------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                   (0.01)          (0.02)         (0.05)         (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     1.00      $     1.00     $     1.00     $     1.00
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
      Total Return                                                           +0.5%           +1.7%          +4.7%          +4.2%
      Net Assets, End of Period (In Millions)                          $      852      $    1,034     $    1,344     $    1,438
      Ratio of Expenses to Average Net Assets before Expense Offsets          0.6%*           0.6%           0.6%           0.6%*
      Ratio of Expenses to Average Net Assets                                 0.4%*           0.4%           0.4%           0.4%*
      Ratio of Net Investment Income (Loss) to Average Net Assets             1.1%*           1.7%           4.7%           6.1%*

                                                                              Period Ended
                                                                       -------------------------
                                                                        Feb. 29,       Feb. 28,
Selected Per-Share Data/(a)/                                              2000           1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $     1.00     $     1.00
Income From Investment Operations:
      Net Investment Income (Loss)                                           0.05           0.05
------------------------------------------------------------------------------------------------
      Total from Investment Operations                                       0.05           0.05
Less Distributions:
      From Net Investment Income                                            (0.05)         (0.05)
------------------------------------------------------------------------------------------------
      Total Distributions                                                   (0.05)         (0.05)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     1.00     $     1.00
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
      Total Return                                                           +5.1%          +5.3%
      Net Assets, End of Period (In Millions)                          $    1,434     $    1,837
      Ratio of Expenses to Average Net Assets before Expense Offsets          0.6%           0.6%
      Ratio of Expenses to Average Net Assets                                 0.4%           0.3%
      Ratio of Net Investment Income (Loss) to Average Net Assets             5.0%           5.2%

STRONG HERITAGE MONEY FUND -- INSTITUTIONAL CLASS

                                                                                              Period Ended
                                                                  ---------------------------------------------------------------
                                                                     April 30,         Oct. 31,       Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                         2003/(b)/           2002           2001          2000/(d)/
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $         1.00   $         1.00  $         1.00  $         1.00
Income From Investment Operations:
      Net Investment Income (Loss)                                          0.01             0.02            0.05            0.04
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                                      0.01             0.02            0.05            0.04
Less Distributions:
      From Net Investment Income                                           (0.01)           (0.02)          (0.05)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                  (0.01)           (0.02)          (0.05)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $         1.00   $         1.00  $         1.00  $         1.00
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
      Total Return                                                          +0.7%            +1.9%           +5.0%           +3.8%
      Net Assets, End of Period (In Millions)                     $        1,082   $        1,079  $          699  $          235
      Ratio of Expenses to Average Net Assets before
        Expense Offsets                                                      0.2%*            0.2%            0.2%            0.2%*
      Ratio of Expenses to Average Net Assets                                0.2%*            0.2%            0.2%            0.2%*
      Ratio of Net Investment Income (Loss) to Average Net Assets            1.3%*            1.9%            4.5%            6.5%*

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from February to October.
(d)  For the period from April 3, 2000 (public launch date) to October 31,
     2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- ADVISOR CLASS

                                                                                             Period Ended
                                                                      --------------------------------------------------------
                                                                       April 30,       Oct. 31,       Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                           2003/(b)/         2002           2001        2000/(c)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $       1.00   $       1.00   $       1.00  $       1.00
Income From Investment Operations:
      Net Investment Income (Loss)                                            0.01           0.02           0.05          0.04
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                                        0.01           0.02           0.05          0.04
Less Distributions:
      From Net Investment Income                                             (0.01)         (0.02)         (0.05)        (0.04)
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                    (0.01)         (0.02)         (0.05)        (0.04)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $       1.00   $       1.00   $       1.00  $       1.00
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
      Total Return                                                            +0.5%          +1.7%          +4.7%         +3.6%
      Net Assets, End of Period (In Millions)                         $         12   $         22   $         28  $          0/(d)/
      Ratio of Expenses to Average Net Assets before Expense Offsets           0.6%*          0.5%           0.7%          0.8%*
      Ratio of Expenses to Average Net Assets                                  0.4%*          0.4%           0.4%          0.4%*
      Ratio of Net Investment Income (Loss) to Average Net Assets              1.1%*          1.6%           3.8%          6.1%*

STRONG ULTRA SHORT-TERM INCOME FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                                  -----------------------------------------------------------------
                                                                  April 30,   Oct. 31,    Oct. 31,   Oct. 31,   Feb. 29,   Feb. 28,
Selected Per-Share Data/(a)/                                      2003/(b)/      2002        2001    2000/(e)/     2000       1999
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $    9.42   $    9.82   $    9.88  $    9.87  $   9.95  $   10.08
Income From Investment Operations:
  Net Investment Income (Loss)                                         0.14        0.35        0.58       0.43      0.59       0.59
  Net Realized and Unrealized Gains (Losses) on Investments            0.03       (0.32)      (0.05)      0.01     (0.08)     (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.17        0.03        0.53       0.44      0.51       0.46
Less Distributions:
  From Net Investment Income                                          (0.18)      (0.43)      (0.59)     (0.43)    (0.59)     (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.18)      (0.43)      (0.59)     (0.43)    (0.59)     (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $    9.41   $    9.42   $    9.82  $    9.88  $   9.87  $    9.95
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +1.9%       +0.3%       +5.5%      +4.6%     +5.2%      +4.6%
  Net Assets, End of Period (In Millions)                         $   2,102   $   2,092   $   2,990  $   2,156  $  2,208  $   2,766
  Ratio of Expenses to Average Net Assets before Expense Offsets        0.9%*       0.8%        0.8%       0.8%*     0.8%       0.7%
  Ratio of Expenses to Average Net Assets                               0.9%*       0.8%        0.8%       0.8%*     0.8%       0.7%
  Ratio of Net Investment Income (Loss) to Average Net Assets           3.1%*       3.9%        5.8%       6.5%*     5.9%       5.8%
  Portfolio Turnover Rate/(f)/                                         38.8%       49.5%       69.6%      38.4%     48.1%      79.3%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) For the period from April 3, 2000 (public launch date) to October 31,
    2000.
(d) Amount is less than $500,000.
(e) In 2000, the Fund changed its fiscal year-end from February to October.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM INCOME FUND--INSTITUTIONAL CLASS

                                                                                        Period Ended
                                                                  --------------------------------------------------------
                                                                  April 30,    Oct. 31,    Oct. 31,   Oct. 31,   Feb. 29,
Selected Per-Share Data/(a)/                                      2003/(b)/      2002        2001     2000/(c)/  2000/(d)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $    9.41   $    9.82   $    9.87  $    9.87   $   9.89
Income From Investment Operations:
     Net Investment Income (Loss)                                      0.17        0.36        0.62       0.46       0.32
     Net Realized and Unrealized Gains (Losses) on Investments         0.04       (0.29)      (0.04)        --      (0.02)
--------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  0.21        0.07        0.58       0.46       0.30
Less Distributions:
     From Net Investment Income                                       (0.21)      (0.48)      (0.63)     (0.46)     (0.32)
--------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                              (0.21)      (0.48)      (0.63)     (0.46)     (0.32)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $    9.41   $    9.41   $    9.82  $    9.87   $   9.87
--------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
==========================================================================================================================
     Total Return                                                      +2.2%       +0.7%       +6.0%      +4.8%      +3.1%
     Net Assets, End of Period (In Millions)                      $     206   $     302   $     784  $     348   $    207
     Ratio of Expenses to Average Net Assets before Expense
      Offsets                                                           0.4%*       0.4%        0.4%       0.4%*      0.4%*
     Ratio of Expenses to Average Net Assets                            0.4%*       0.4%        0.4%       0.4%*      0.4%*
     Ratio of Net Investment Income (Loss) to Average Net Assets        3.6%*       4.4%        6.1%       7.0%*      6.5%*
     Portfolio Turnover Rate/(e)/                                      38.8%       49.5%       69.6%      38.4%      48.1%

STRONG ULTRA SHORT-TERM INCOME FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                     Period Ended
                                                                  ----------------------------------------------------------
                                                                  April 30,   Oct. 31,    Oct. 31,   Oct. 31,       Feb. 29,
Selected Per-Share Data/(a)/                                      2003/(b)/     2002        2001    2000/(c)/       2000/(d)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $    9.41   $    9.82   $    9.88  $    9.87      $   9.89
Income From Investment Operations:
  Net Investment Income (Loss)                                         0.14        0.34        0.55       0.41          0.27
  Net Realized and Unrealized Gains (Losses) on Investments            0.03       (0.35)      (0.05)      0.01         (0.02)
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.17       (0.01)       0.50       0.42          0.25
Less Distributions:
  From Net Investment Income                                          (0.17)      (0.40)      (0.56)     (0.41)        (0.27)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.17)      (0.40)      (0.56)     (0.41)        (0.27)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $    9.41   $    9.41   $    9.82  $    9.88      $   9.87
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +1.8%       -0.1%       +5.1%      +4.4%         +2.6%
  Net Assets, End of Period (In Millions)                         $     132   $      98   $      82  $       0/(f)/ $      0/(f)/
  Ratio of Expenses to Average Net Assets before Expense Offsets        1.1%*       1.1%        1.2%       1.1%*         1.1%*
  Ratio of Expenses to Average Net Assets                               1.1%*       1.1%        1.1%       1.1%*         1.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           2.8%*       3.6%        4.9%       6.2%*         5.7%*
  Portfolio Turnover Rate/(e)/                                         38.8%       49.5%       69.6%      38.4%         48.1%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October.
(d) For the period from September 1, 1999 (public launch date) to February 29, 2000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                      -----------------------------------------------------------------------
                                                      April 30,        Oct. 31,    Oct. 31,   Oct. 31,    Feb. 29,   Feb. 28,
Selected Per-Share Data/(a)/                          2003/(b)/          2002        2001     2000/(c)/     2000       1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    4.88        $    4.94   $   4.95   $    4.96   $   5.04   $   5.03
Income From Investment Operations:
    Net Investment Income (Loss)                           0.07             0.15       0.21        0.16       0.21       0.21
    Net Realized and Unrealized Gains (Losses)
     on Investments                                       (0.00)(g)        (0.06)     (0.01)      (0.01)     (0.08)      0.01
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       0.07             0.09       0.20        0.15       0.13       0.22
Less Distributions:
    From Net Investment Income/(d)/                       (0.07)           (0.15)     (0.21)      (0.16)     (0.21)     (0.21)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (0.07)           (0.15)     (0.21)      (0.16)     (0.21)     (0.21)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    4.88        $    4.88   $   4.94   $    4.95   $   4.96   $   5.04
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
    Total Return                                           +1.5%            +2.0%      +4.0%       +3.0%      +2.7%      +4.5%
    Net Assets, End of Period (In Millions)           $   1,345        $   1,256   $  1,275   $   1,193   $  1,792   $  2,171
    Ratio of Expenses to Average Net Assets before
     Expense Offsets                                        0.7%*            0.7%       0.7%        0.6%*      0.6%       0.6%
    Ratio of Expenses to Average Net Assets                 0.7%*            0.7%       0.7%        0.6%*      0.6%       0.5%
    Ratio of Net Investment Income (Loss) to Average
     Net Assets                                             2.8%*            3.1%       4.1%        4.7%*      4.3%       4.1%
    Portfolio Turnover Rate/(e)/                           53.1%            75.6%      71.3%       36.5%      35.0%      36.0%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND-- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                            Period Ended
                                                                       --------------------------------------------
                                                                       April 30    Oct. 31,    Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                           2003/(b)/     2002        2001     2000/(f)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    4.87   $   4.94   $    4.95   $    4.95
Income From Investment Operations:
    Net Investment Income (Loss)                                            0.08       0.17        0.22        0.06
    Net Realized and Unrealized Gains (Losses) on Investments               0.01      (0.07)      (0.01)         --
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        0.09       0.10        0.21        0.06
Less Distributions:
    From Net Investment Income/(d)/                                        (0.08)     (0.17)      (0.22)      (0.06)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.08)     (0.17)      (0.22)      (0.06)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $    4.88   $   4.87   $    4.94   $    4.95
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
    Total Return                                                            +1.8%      +2.1%       +4.4%       +1.3%
    Net Assets, End of Period (In Millions)                            $     417   $    360   $     425   $     422
    Ratio of Expenses to Average Net Assets before Expense Offsets           0.4%*      0.4%        0.3%        0.3%*
    Ratio of Expenses to Average Net Assets                                  0.4%*      0.4%        0.3%        0.3%*
    Ratio of Net Investment Income (Loss) to Average Net Assets              3.1%*      3.5%        4.5%        5.0%*
    Portfolio Turnover Rate/(e)/                                            53.1%      75.6%       71.3%       36.5%

 * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October.
(d) Tax-exempt for regular federal income tax purposes.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from August 1, 2000 (public launch date) to October 31,
    2000.
(g) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                       ----------------------------------------------------
                                                                       April 30,       Oct. 31,   Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                           2003/(b)/         2002       2001          2000/(c)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    4.88       $   4.94   $   4.94        $    4.94
Income From Investment Operations:
    Net Investment Income (Loss)                                            0.06           0.14       0.18             0.02
    Net Realized and Unrealized Gains (Losses) on Investments               0.00/(d)/     (0.06)     (0.00)/(d)/         --
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        0.06           0.08       0.18             0.02
Less Distributions:
    From Net Investment Income/(e)/                                        (0.06)         (0.14)     (0.18)           (0.02)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.06)         (0.14)     (0.18)           (0.02)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $    4.88       $   4.88   $   4.94        $    4.94
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
    Total Return                                                            +1.2%          +1.6%      +3.7%            +0.4%
    Net Assets, End of Period (In Millions)                            $       45      $     28   $      8        $       0(f)
    Ratio of Expenses to Average Net Assets before Expense Offsets           1.1%*          1.1%       1.1%             1.1%*
    Ratio of Expenses to Average Net Assets                                  1.1%*          1.1%       1.1%             1.0%*
    Ratio of Net Investment Income (Loss) to Average Net Assets              2.3%*          2.7%       3.1%             4.4%*
    Portfolio Turnover Rate/(g)/                                             53.1%         75.6%      71.3%            36.5%

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                       Period Ended
                                                                       ------------
                                                                        April 30,
Selected Per-Share Data/(a)/                                             2003/(h)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $      1.00
Income From Investment Operations:
    Net Investment Income (Loss)                                              0.00/(d)/
-----------------------------------------------------------------------------------
    Total from Investment Operations                                          0.00/(d)/
Less Distributions:
    From Net Investment Income/(e)/                                           0.00/(d)/
-----------------------------------------------------------------------------------
    Total Distributions                                                       0.00/(d)/
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $      1.00
===================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------
    Total Return                                                              +0.4%
    Net Assets, End of Period (In Millions)                            $        16
    Ratio of Expenses to Average Net Assets before Expense Offsets             1.0%*
    Ratio of Expenses to Average Net Assets                                    0.4%*
    Ratio of Net Investment Income (Loss) to Average Net Assets                0.8%*

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) For the period from October 3, 2000 (public launch date) to October 31,
    2000.
(d) Amount calculated is less than $0.005.
(e) Tax-exempt for regular federal income tax purposes.
(f) Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) For the period from December 2, 2002 (public launch date) to April 30, 2003 (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MONEY MARKET FUND

                                                                                        Period Ended
                                                    --------------------------------------------------------------------------------
                                                    April 30,       Oct. 31,    Oct. 31,   Oct. 31,    Feb. 29,  Feb. 28,   Oct. 31,
Selected Per-Share Data/(a)/                        2003/(b)/         2002        2001     2000/(c)/     2000    1999/(d)/    1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    1.00       $    1.00   $   1.00   $     1.00  $   1.00  $    1.00  $  1.00
Income From Investment Operations:
    Net Investment Income (Loss)                         0.00/(f)/       0.01       0.04         0.04      0.05       0.02     0.05
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     0.00            0.01       0.04         0.04      0.05       0.02     0.05
Less Distributions:
    From Net Investment Income                           0.00/(f)/      (0.01)     (0.04)       (0.04)    (0.05)     (0.02)   (0.05)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  0.00           (0.01)     (0.04)       (0.04)    (0.05)     (0.02)   (0.05)
------------------------------------------------------------------------------------------------------------------------------------
    Capital Contribution                                   --              --         --           --        --         --       --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    1.00       $    1.00   $   1.00   $     1.00  $   1.00  $    1.00  $  1.00
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
    Total Return                                         +0.4%           +1.4%      +4.5%        +4.0%     +4.8%      +1.5%    +5.3%
    Net Assets, End of Period (In Millions)         $   1,829       $   2,084   $  2,028   $    2,036  $  1,999  $   1,926  $ 1,924
    Ratio of Expenses to Average Net Assets
      before Expense Offsets                              0.9%*           0.9%       0.9%         0.8%*     0.8%       0.9%*    0.9%
    Ratio of Expenses to Average Net Assets               0.7%*           0.7%       0.6%         0.7%*     0.7%       0.6%*    0.5%
    Ratio of Net Investment Income (Loss) to
      Average Net Assets                                  0.9%*           1.4%       4.4%         5.8%*     4.7%       4.6%*    5.2%

STRONG MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                               Period Ended
                                                                    ----------------------------------------------------------------
                                                                    April 30,   Oct. 31,   Oct. 31,   Oct. 31,    Feb. 29,  Feb. 28,
Selected Per-Share Data/(a)/                                        2003/(b)/     2002       2001     2000/(c)/     2000     1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    1.00   $   1.00   $   1.00   $    1.00   $   1.00  $  1.00
Income From Investment Operations:
    Net Investment Income (Loss)                                         0.01       0.01       0.03        0.03       0.03     0.03
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     0.01       0.01       0.03        0.03       0.03     0.03
Less Distributions:
    From Net Investment Income/(e)/                                     (0.01)     (0.01)     (0.03)      (0.03)     (0.03)   (0.03)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                 (0.01)     (0.01)     (0.03)      (0.03)     (0.03)   (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    1.00   $   1.00   $   1.00   $    1.00   $   1.00  $  1.00
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                         +0.5%      +1.4%      +3.4%       +2.8%      +3.5%    +3.4%
    Net Assets, End of Period (In Millions)                         $   1,830   $  2,067   $  3,002   $   2,746   $  2,467  $  2,105
    Ratio of Expenses to Average Net Assets before Expense Offsets        0.6%*      0.6%       0.6%        0.6%*      0.6%     0.6%
    Ratio of Expenses to Average Net Assets                               0.6%*      0.6%       0.6%        0.6%*      0.6%     0.6%
    Ratio of Net Investment Income (Loss) to Average Net Assets           1.1%*      1.4%       3.3%        4.2%*      3.4%     3.4%

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from February to October.
(d) In 1999, the Fund changed its fiscal year-end from October to February.
(e) Tax-exempt for regular federal income tax purposes.
(f) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG TAX-FREE MONEY FUND

                                                                           Period Ended
                                                                    --------------------------------
                                                                    April 30,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/     2002     2001/(c)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    1.00   $   1.00   $    1.00
Income From Investment Operations:
    Net Investment Income (Loss)                                         0.01       0.01        0.03
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     0.01       0.01        0.03
Less Distributions:
    From Net Investment Income/(d)/                                     (0.01)     (0.01)      (0.03)
----------------------------------------------------------------------------------------------------
    Total Distributions                                                 (0.01)     (0.01)      (0.03)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    1.00   $   1.00   $    1.00
====================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
    Total Return                                                         +0.6%      +1.4%       +2.7%
    Net Assets, End of Period (In Millions)                         $     894   $    639   $     125
    Ratio of Expenses to Average Net Assets before Expense Offsets        0.6%*      0.6%        0.7%*
    Ratio of Expenses to Average Net Assets                               0.3%*      0.4%        0.6%*
    Ratio of Net Investment Income (Loss) to Average Net Assets           1.1%*      1.4%        2.8%*

* Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) For the period from December 15, 2000 (public launch date) to October 31, 2001.
(d) Tax-exempt for regular federal income tax purposes.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since
July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro Goldwyn Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; Manpower, Inc. (a world-wide provider of staffing services) since 2001; and Alliance Insurance (formerly the Fireman's
Fund) (an insurance company) from 1975 to 1990; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; and former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; and Vice President of the Advisor from August 2000 to April 2001. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. She was Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse-Madison from December 1993 to August 1996.

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; and Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor from December 2001 to November 2002; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; and Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
WWW.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

This report does not constitute an offer for the sale of securities. Strong funds are offered for sale by prospectus only Securities are offered through Strong Investments, Inc. RT3437006-03

                                                      SADVINC/WH2600       04-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Income Trust, on behalf of the Strong Florida Municipal Money Market Fund

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    June 24, 2003
         -------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    June 24, 2003
         -------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    June 24, 2003
         -------------